UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2025 – November 30, 2025

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semi-Annual Report

Guggenheim Strategic Opportunities Fund

GuggenheimInvestments.com	CEF-GOF-SAR-1125

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2025

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2025 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s views on the economy and market environment, and information about the factors that materially impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -8.55% and a total return based on NAV of 10.63%. At the end of the Reporting Period, the Fund’s market price of $12.43 per share represented a premium of 8.18% to its NAV of $11.49 per share.

Due to elevated market volatility during the Reporting Period, the Fund’s performance at market price deviated from the positive performance at NAV. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. At the end of the Reporting Period, the Fund’s shares traded at a premium of 8.18% to NAV. At the beginning of the Reporting Period, the Fund’s shares traded at a premium of 28.87% to NAV.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 17.58% based on the Fund’s closing market price of $12.43 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 39, and Note 2(f) on page 122 for more information on distributions for the period.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2025

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 154 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

December 31, 2025

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2025

The U.S. Federal Reserve’s (the “Fed”) recent 25 basis point (one basis point represents 0.01 percent) rate cut reflected a shift toward a more measured pace of monetary easing, with Chair Powell emphasizing downside risks to the labor market and adopting a balanced stance on inflation. Updated projections for 2026 indicated optimism, with real gross domestic product (“GDP”) growth revised upward to 2.3%, driven by supply-side improvements and structural productivity gains, including advancements in artificial intelligence. The Federal Open Market Committee (“FOMC”) signaled reduced urgency for further rate cuts, reinstating language on the “extent and timing” of adjustments, which historically suggests a pause. Current rates are now considered within a broad range of neutral estimates, supporting a “wait-and-see” approach.

Labor market conditions appear to have softened, with unemployment expected to rise gradually through year-end, though Chair Powell highlighted potential contractions in true employment levels, warranting close monitoring. Core inflation remained elevated due to tariff pass-through effects but is anticipated to ease by late 2026 as shelter inflation moderates. Additionally, the Fed announced reserve management purchases to expand its balance sheet in line with reserve demand, exceeding expectations in size while aligning with forecasts on timing and monthly purchase amounts.

Equity markets responded positively to the Fed’s third consecutive rate cut, with small-cap stocks outperforming as the Russell 2000 Index reached record highs having already gained 21.81% for the period. Broader market participation was evident, as the equal-weight S&P 500 Index outpaced its market-cap-weighted counterpart. Meanwhile, U.S. front-end yields declined, reflecting dovish Federal Reserve communications, while global rates generally rose due to divergent monetary policy expectations. Following the Fed’s third consecutive rate cut the U.S. dollar weakened by 1.0% as markets priced in a relatively dovish Fed stance compared to other major central banks, reinforcing expectations of a cautious approach to future rate adjustments.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited)	November 30, 2025

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Strategic Opportunities Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”), the Fund’s investment sub-adviser.

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -8.55% and a total return based on NAV of 10.63%. At the end of the Reporting Period, the Fund’s market price of $12.43 per share represented a premium of 8.18% to its NAV of $11.49 per share. At the beginning of the Reporting Period, the Fund’s market price of $14.73 per share represented a premium of 28.87% to its NAV of $11.43 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary beginning on page 37 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*,1	Total Return
Bloomberg U.S. Aggregate Bond Index	4.89%
Bloomberg U.S. Corporate Bond Index	5.60%
Bloomberg U.S. Corporate High Yield Index	5.19%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index	3.36%
NASDAQ - 100 Index	19.59%
Russell 2000 Index	21.81%
Standard & Poor’s 500 (“S&P 500”) Index	16.57%
S&P UBS Leveraged Loan Index	3.02%

* See page 13 for Index definitions

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2025

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 17.58% based on the Fund’s closing market price of $12.43 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 39, and Note 2(f) on page 122 for more information on distributions for the period.

Payable Date	Amount
June 30, 2025	$0.1821
July 31, 2025	$0.1821
August 29, 2025	$0.1821
September 30, 2025	$0.1821
October 31, 2025	$0.1821
November 28, 2025	$0.1821
Total	$1.0926

What factors materially contributed to or detracted from the Fund’s Performance during the Reporting Period?

During the Reporting Period, the Fund’s positive performance at NAV was primarily driven by earned income, reflecting a continued focus on higher-quality credits with attractive income and yield characteristics, and strategic capital raising through at-the-market issuance activity that enabled the Fund to invest part of the proceeds in profitable investments. Credit spreads also contributed to absolute returns, primarily due a combination of spread tightening and security selection within the Fund’s investment-grade and high-yield allocations. Additionally, duration had a positive effect, as yield curve bull steepened over the Reporting Period, with 2-year Treasury yields declining by 41 basis points and 30-year Treasury yields declining by 27 basis points. Lastly, the Fund’s equity exposure had a positive contribution to performance given the risk-on behavior in equities over the Reporting Period.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2025

During the Reporting Period, the Fund’s market price experienced elevated volatility and trading volume, along with a decline in the Fund’s market price premium to NAV. The market price volatility was not related to any news or fundamental changes to the Fund’s investment objectives or strategies, which remained consistent.

The market price of a closed-end fund may trade at a premium or discount to NAV. Whereas the NAV performance is indicative of investment performance, the market price performance may be influenced by non-fundamental factors, such as seasonality, investor sentiment and overall supply and demand in the closed-end fund market, among other factors. Whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price. The Fund’s investment performance during the period, as indicated by NAV total return, outperformed its market price along with several fixed-income indices.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 11% of Managed Assets, compared with approximately 16% at the beginning of the Reporting Period.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Fund’s use of leverage benefited performance.

Investments in Investment Funds (as defined in the Risks and Other Considerations section, which begins on page 14) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain risks. The strategy employs a proprietary covered call strategy which involves selling call option derivatives. The Fund also utilized foreign currency forwards to hedge non-USD exposures. The Fund employed index credit default swaps to hedge broad credit market exposure, which had a nominal impact to performance. The Fund utilized various interest rate derivatives, including swaps, swaptions, caps, and futures, to both hedge rate risks and to gain market exposure.

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FUND PERFORMANCE (Unaudited) continued	November 30, 2025

The Fund also utilized total return swaps to gain long equity exposure. Overall, the use of derivatives benefited the Fund’s performance during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Risk-on sentiment dominated the Reporting Period following a brief spike in volatility after “Liberation Day,” fueled by easing trade tensions, stronger-than-expected economic data, accelerating AI investment, and Fed rate cuts. Credit spreads compressed to historic levels across sectors, while the yield curve steepened significantly as front-end rates declined. Yet this rally unfolded against contradictory fundamentals—persistent inflation, weakening labor markets, and stretched valuations—raising questions about its sustainability.

In response to tight spreads and economic uncertainty, the Fund has adopted a more defensive positioning strategy. Throughout the Reporting period, the Fund primarily reduced exposure to high yield corporates, where spreads have retraced the most, and bank loans, while also decreasing exposure to investment-grade corporates on the margin. The Fund has opportunistically increased allocations to select subsectors within collateralized loan obligations (“CLOs”) and asset-backed securities. These sectors are attractive on a relative-value basis because credit spreads within these sectors are wider compared to their historical trading ranges and offer attractive risk-adjusted yields, supporting a high level of carry (or earned) income while preserving total return potential if spreads normalize. Despite the Fed’s commencement of its easing cycle, we continue to view the forward-looking valuation proposition of credit as attractive, given above-average yields across high-quality segments.

Additional Information

During the Reporting Period, the strategies described below were added to the Fund’s investment strategies.

Debt Overlay Strategy. As part of its Income Securities strategy, the Fund may employ a strategy of investing in a basket of debt securities and other instruments (the “Debt Overlay Basket”) and writing (selling) out-of-the-money call options (i.e., call options for which the current price of the underlying asset is below the strike price) or near at-the-money call options (i.e., call options for which the current price of the underlying asset is close to the strike price) on a fixed-income ETF (the “Underlying Bond ETF”) in an amount that creates a notional exposure approximately equal to or less than the investment exposure created by the Debt Overlay Basket (the “Debt Overlay Strategy”). The Debt Overlay Strategy is intended to generate current income in the form of options premiums.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2025

The composition of the Debt Overlay Basket and the Underlying Bond ETF are expected to be generally similar (i.e., a portfolio of high yield corporate bonds), although they would have differences. The Fund considers an ETF to be eligible to be an Underlying Bond ETF for purposes of the Debt Overlay Strategy when the ETF is passively managed and consists of U.S. dollar-denominated, high yield corporate bonds for sale in the U.S. or if the ETF is designed to track an index (or subset thereof) that provides a representation of the U.S. dollar-denominated high yield corporate bond market. GPIM seeks to select investments for the Debt Overlay Basket with the objective of constructing a Debt Overlay Basket that is designed to achieve, before fees and expenses, returns that exceed those of the Underlying Bond ETF.

Although the Debt Overlay Basket is intended to outperform the Underlying Bond ETF (and the performance of the Debt Overlay Basket is otherwise intended to generally be correlated with that of the Underlying Bond ETF), the options sold as part of the Debt Overlay Strategy are not intended to be “covered,” meaning that the Fund will generally not hold shares in the Underlying Bond ETF as part of the Debt Overlay Strategy (or have an absolute and immediate right to purchase the Underlying Bond ETF’s shares) in the amount necessary to meet the Fund’s contingent obligation to deliver cash or shares of the Underlying Bond ETF to the Fund’s options counterparties.

Synthetic Autocallable ELN Strategy. The Fund may employ a synthetic autocallable equity linked-note (“ELN”) strategy designed to generate current income based on equity market performance rather than traditional fixed income and credit factors, such as duration and interest rates (the “Synthetic Autocallable ELN Strategy”). The Synthetic Autocallable ELN Strategy is designed to convert equity market performance into an income source, which may provide the potential for higher income than traditional fixed income assets and which exposes the Fund to risks such as those associated with the autocallable structure and equity markets such as market downturns interrupting coupon payments or resulting in principal loss as described below. As part of the Synthetic Autocallable ELN Strategy, the Fund intends to synthetically replicate exposure similar to autocallable ELNs by investing in derivatives instruments, such as swaps (“Synthetic Autocallable Contracts”), and will typically not invest directly in autocallable ELNs.

An autocallable ELN (i.e., the instrument that the Fund intends to synthetically replicate by investing in derivatives instruments) is a debt instrument with coupon payments (i.e., income) made at regular intervals and linked to equity market performance. The autocallable ELNs that the Fund seeks to replicate synthetically, as further described below, are typically linked to one or more broad-based equity market indexes (e.g., the S&P 500 Index, Russell 2000 Index, or “worst of” two or more indices) (the “Autocallable ELN Reference Index”). These autocallable ELNs provide coupon payments at

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predefined intervals (which may be deferred to maturity) so long as the value of the Autocallable ELN Reference Index does not fall below certain prescribed thresholds at specified dates. In such circumstances, the autocallable ELNs would be automatically called (i.e., cancelled without further coupon payments and with principal returned) or no coupon payment will be made, respectively. Autocallable ELNs may also provide for the return of a reduced amount of principal when the Autocallable ELN Reference Index falls below a certain prescribed threshold at maturity.

The Synthetic Autocallable Contracts are designed to provide exposure similar to autocallable ELNs, with the value of the Autocallable ELN Reference Index at the beginning of the Synthetic Autocallable Contract defining when a contract is automatically called, when the counterparty will make its coupon payment(s) for such period, when no coupon payments are made for such period and a “Maturity Barrier” (as defined below) below which the Fund would be exposed to a loss corresponding to a reduced return of principal. A Synthetic Autocallable Contract is a bespoke product agreed to between the Fund as “buyer” and its counterparty as “seller”. The description below is generally representative of Synthetic Autocallable Contracts, but the Fund’s Synthetic Autocallable Contracts may be structured differently. Additionally, notwithstanding the description below, the Fund’s Synthetic Autocallable Contracts will typically provide for a single net payment at maturity.

At each payment date, the buyer will owe to the Synthetic Autocallable Contract counterparty a financing amount based on a financing rate (which may be a fixed rate or otherwise). At any payment date prior to the final scheduled payment date, the buyer will receive scheduled coupon payments and potentially an early principal payment (as applicable, a “Coupon Payment” and a “Principal Payment”) net of the financing amount owed to the counterparty, subject to the following structure:

•	Autocall Zone. If on a specified observation date the price level of the Autocallable ELN Reference Index reaches or exceeds a certain level, typically the initial value of the Autocallable ELN Reference Index at the time of the Synthetic Autocallable Contract (the “Autocall Barrier”), then the Synthetic Autocallable Contract will automatically terminate early and the buyer will receive both a Coupon Payment for the observation period and the Principal Payment, but will not receive future Coupon Payments for that Synthetic Autocallable Contract.
•	Coupon Zone. If on a specified observation date the price level of the Autocallable ELN Reference Index equals or exceeds a certain level (the “Coupon Barrier”) but is below the Autocall Barrier, the buyer will receive a Coupon Payment for the observation period. The Synthetic Autocallable Contract will not automatically terminate early (and the buyer will not receive an early Principal Payment).

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•	No-Coupon Zone. If on a specified observation date the price level of the Synthetic Autocallable Contract Reference Index is below the Coupon Barrier, the buyer will not receive a Coupon Payment for the observation period (such unpaid coupon, a “Missed Coupon”), but the buyer would still be obligated to pay the financing amount to the counterparty. Certain Synthetic Autocallable Contracts may have memory features in which the buyer may receive a Missed Coupon if the price level of the Synthetic Autocallable ELN Reference Index equals or exceeds the Coupon Barrier at a subsequent observation date.

If the Synthetic Autocallable Contract has not been terminated early, then at the maturity date of the Synthetic Autocallable Contract, the buyer will receive a Principal Payment and Coupon Payment subject to the following structure:

•	Full Principal Zone. If on the final specified observation date the price level of the Autocallable ELN Reference Index is above a certain level (the “Maturity Barrier”), which may be the same as the Coupon Barrier, the buyer will receive the scheduled Principal Payment.
•	Reduced Principal Zone. If on the final specified observation date/maturity date the price level of the Autocallable ELN Reference Index is below the Maturity Barrier, the buyer will receive a reduced Principal Payment, which will result in losses to the buyer.

Sources:
1 Morningstar 6-month total return as of November 30, 2025.

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Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

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Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value and market price of the Fund’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Fund and its investments. The market price of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Fund’s investments and a shareholder’s investment in the Fund are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (“SAI”), most recent annual report on Form N-CSR and guggenheiminvestments.com/gof for a more detailed description of the risks of investing in the Fund. Shareholders also may access the Fund’s Prospectus, SAI and most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below-Investment Grade Securities Risk. The Fund may invest in Income Securities (as defined below) rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss and increased volatility, the risk of which is particularly acute under adverse market or economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve additional and heightened risks compared to investment grade bonds, including a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as financial condition, operating results and outlook and real or perceived adverse economic and competitive industry conditions. Accordingly,

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the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Securities of below-investment grade quality may experience greater price volatility than higher-rated securities of similar maturity. Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged).

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates. The market value of a corporate bond is affected by factors directly related to the issuer, such as its credit rating, investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial condition and performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services, as well as general market and economic conditions. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer, which increases risks associated with the bond. Corporate bonds of below-investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Common Equity Securities and Covered Call Option Strategy Risk. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”). An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

As part of its Common Equity Securities strategy, the Fund employs a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options

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or sell covered put options on individual Common Equity Securities and, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities.

The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) to the buyer of the option the underlying instrument upon the option buyer’s exercise of the option. The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. A substantial portion of the options written by the Fund may be over-the-counter (“OTC”) options. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks.

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

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The Fund may purchase and write exchange-listed and over the counter (“OTC”) options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by GPIM, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by GPIM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet obligations. This risk is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the financial condition or credit quality (or the market’s perception of the financial condition or credit quality) of the issuer, instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an

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instrument, credit quality (and credit risks) are subject to change and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. High yield or below-investment grade securities are particularly subject to credit risk.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to market and economic conditions, such as the inflation rates in recent periods, governmental authorities may implement significant fiscal and monetary policy changes, including changing interest rates and implementation of quantitative tightening or easing. These and other fiscal and monetary policy actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the U.S. Federal Reserve Board’s (“Federal Reserve”) monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance.

Debt Overlay Strategy Risk. The Fund’s Debt Overlay Strategy is subject to risks associated with investing in the investments comprising the Debt Overlay Basket as well as the risks associated with selling call options on the Underlying Bond ETF.

The risks of the Debt Overlay Strategy include, among others, Income Securities Risk (as described in the annual report), Corporate Bond Risk, Below-investment grade Securities Risk, Investment Funds Risk, Derivatives Transactions Risk and Options Risk (as described in the annual report).

Additionally, the Debt Overlay Strategy is subject to imperfect matching or price correlation between the Underlying Bond ETF and the Debt Overlay Basket, which could reduce the Fund’s returns and expose the Fund to additional losses. In particular, the Debt Overlay Strategy is subject to the risk of loss associated with the Underlying Bond ETF outperforming the Debt Overlay Basket because the Fund’s obligation under the options on the Underlying Bond ETF at expiration is determined by the market price of the shares of the Underlying Bond ETF.

The Fund’s potential gain in selling a call option on the Underlying Bond ETF is the premium received from the purchaser of the option; however, the Fund risks a loss equal to the entire exercise price of the option minus the call premium (although the extent of such loss could be offset by the performance of the Debt Overlay Basket).

The call options sold as part of the Debt Overlay Strategy are generally not “covered.” For cash-settled call options sold by the Fund referencing the Underlying Bond ETF, if the market price of the Underlying Bond ETF is above the strike price of the options, the Fund would owe the difference between the market

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price of the shares of the Underlying Bond ETF and the strike price of the options. For physically-settled call options sold by the Fund referencing the Underlying Bond ETF, if the options are exercised and assigned, the Fund will be obligated to sell to the options’ counterparty shares of the Underlying Bond ETF at the strike price. Pursuant to this sale upon assignment, the Fund will not be able to deliver the Debt Overlay Basket to satisfy its delivery obligations and will be required to buy shares of the Underlying Bond ETF at the prevailing market price, which may be greater in aggregate cost than the value of the corresponding Debt Overlay Basket. To the extent that the market price of the shares of the Underlying Bond ETF experiences proportionately greater appreciation than the value of the Debt Overlay Basket, the Fund is subject to additional risks associated with selling “naked” call options on the Underlying Bond ETF. Selling naked, or uncovered, call options can be considerably riskier than selling covered call options. Although the Debt Overlay Basket is intended to outperform the Underlying Bond ETF and the performance of the Debt Overlay Basket is otherwise intended to generally be correlated with that of the Underlying Bond ETF, it is possible that the market price of the shares of the Underlying Bond ETF will experience greater appreciation than the value of the Debt Overlay Basket, subjecting the Fund to the risk of a loss that is uncovered by the Debt Overlay Basket. The potential appreciation of the market price of the shares of the Underlying Bond ETF is theoretically unlimited, and the Fund is therefore subject to the risk of total loss.

To the extent that the market price of the shares of the Underlying Bond ETF experience less appreciation than the Debt Overlay Basket, the Fund is subject to risks similar to those described in “Common Equity Securities and Covered Call Option Strategy Risk,” including the risk of losing the ability to benefit from the capital appreciation of its Debt Overlay Basket (i.e., net of any losses from the call options sold by the Fund referencing the Underlying Bond ETF). Additionally, for certain types of options, the Fund has no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist for the options if and when the Fund seeks to close out an option position.

Derivatives Transactions Risk. In addition to the Covered Call Option Strategy and other options strategies, the Fund may, but is not required to, utilize other derivatives, including options, futures contracts, swap agreements, forward foreign currency exchange contracts and other similar strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy, debt overlay strategy and put option writing strategy). There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. Furthermore, the Fund’s ability to successfully use

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derivatives transactions depends on GPIM’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic and market factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Financial Leverage and Leveraged Transactions Risk. The Fund may seek to enhance total returns as well as the level of its current distributions by utilizing financial leverage through, among other things: (i) the issuance of preferred shares (“Preferred Shares”), (ii) borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), (iii) reverse repurchase agreements, dollar rolls or similar transactions or (iv) a combination of the foregoing (“leveraged transactions” and collectively, “Financial Leverage”). Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Fund’s common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

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Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares. Investments in Investment Funds (as defined below) and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden, significant and frequent and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates may also adversely affect the yield generated by certain fixed-income and other debt and senior equity securities (“Income Securities”) or result in the issuance of lower yielding Income Securities. The Federal Reserve has changed interest rates recently in response to economic conditions, including inflation rates. The Federal Reserve’s actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Investment in Loans Risk. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Loans may offer a fixed or floating interest rate. Loans are often below-investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loans or the borrowers and may be more susceptible to liquidity risk than fixed income instruments of similar credit quality and/or maturity. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may

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make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders.

Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. An investment in Senior Loans involves the risk that the borrowers under Senior Loans may default on their obligations to pay principal and/or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the Fund’s NAV.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields, particularly during periods of declining rates. In addition, extension risk (the risk that payments on principal will occur at a slower rate or later than expected) is heightened in market environments where interest rates are higher or rising. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the value and market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

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Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Loans and Loan Participations and Assignments Risk. The Fund may invest in loans directly or through participations or assignments. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be

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able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. Transactions in loans are often subject to long settlement periods. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loans or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and

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other structured products. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline.

The Fund is subject to other risks associated with investments in (or exposure to) Loans and other similar obligations, including that such Loans or obligations may not be considered “securities” under federal securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Investment and Market Risk. An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in common shares may be heightened. An investment in the common shares represents an indirect investment in the securities and other assets owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation and loss. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the values of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse

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investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or the threatened imposition of tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental, natural or other disasters, extreme weather or geological events, governmental or quasi-governmental actions, cyber attacks, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods.

Many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation and other economic conditions, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies such as changing interest rates and quantitative tightening (reduction of money available in the market), and could take these or other measures in the future. Such interventions (or their reversal) may not be effective and could lead to increased market volatility and adverse economic conditions, which could negatively impact the Fund’s performance.

Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets and the Fund’s investments may underperform general securities markets or other investments. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks and longer than usual trade settlement periods. Moreover, changing economic, political, social, geopolitical, financial market, or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your common shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

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Investment Funds Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”).

These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk and costs. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for

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such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund may also invest in privately issued securities of both public and private companies, which may be illiquid. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. In addition, limited liquidity could affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets have in the past and may in the future result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes). Liquidity risk is heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. Although GPIM considers several factors when making investment decisions, GPIM may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and GPIM may determine that certain factors are more significant than others. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.

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Preferred Securities/Preferred Stock Risk. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

Prepayment and Extension Risk. Certain debt instruments, including loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) and mortgage- and other asset-backed securities and variable or floating rate investments, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus

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reducing the Fund’s yield. In addition, certain debt instruments, including mortgage- and other asset-backed securities (“ABS”), are subject to extension risk, the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates.

Short Sales Risk. The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations.

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Fund generally has the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

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Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of and income generated by the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. When issued in different tranches, individual tranches of non-agency MBS may subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. Non-agency MBS are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS, and they are generally subject to greater price fluctuation and likelihood of reduced income than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors.

The general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation and costs may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. During periods of declining economic conditions, losses on mortgages underlying MBS generally increase. In addition, MBS, such as CMBS and RMBS, are subject

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to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets, which may adversely affect the Fund’s holdings of MBS. For example, rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Moreover, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans.

Residential Mortgage-Backed Securities Risk. Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the

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borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.

Income from and values of RMBS and CMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties and public health conditions.

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein, ABS are subject to additional risks, and are particularly subject to interest rate and credit risks. During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or other periodic payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets, which may be insufficient to make interest and principal payments. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. ABS are particularly subject to interest rate risk and credit risk.

CLO, CDO and CBO Risk. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with debt

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securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of and income from securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; underlying loan, debt or bond defaults or delinquencies; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Fund such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Fund. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments.

Synthetic Autocallable ELN Strategy Risk. The Fund’s Synthetic Autocallable ELN Strategy is subject to risks associated with investing in autocallable ELNs directly, derivatives instruments on the Autocallable ELN Reference Index, including Common Equity Securities Risk, Synthetic Investments Risk (as described in the Fund’s annual report), Derivatives Transactions Risk, Counterparty Risk (as described in the Fund’s annual report) and Swap Risk (as described in the Fund’s annual report).

The Synthetic Autocallable ELN Strategy is also subject to certain additional or heightened risks, including:

Contingent Income Risk. Coupon Payments from the Synthetic Autocallable Contract are not guaranteed and will not be made if the price level of the Autocallable ELN Reference Index falls below the Coupon Barrier on one or more observation dates. This means the Fund may generate significantly less income than anticipated from a Synthetic Autocallable Contract during equity market downturns. The Coupon Payments of Synthetic Autocallable Contracts are not linked to the performance of the Autocallable ELN Reference Index at any time other than on maturity dates and observation dates. Moreover, because the payoff of the Synthetic Autocallable Contract is linked to the price level of the Autocallable ELN Reference Index, the Fund is exposed to the market risk of the Autocallable ELN Reference Index and may not receive any return on the Synthetic Autocallable Contract and may lose a portion or all of the notional value of the Synthetic Autocallable Contract even if the performance of one or more of component securities of the Autocallable ELN Reference Index has exceeded the initial value of such security.

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Early Redemption Risk. Synthetic Autocallable Contracts may be called (i.e., cancelled) before their scheduled maturity if the Autocallable ELN Reference Index reaches or exceeds the Autocall Barrier on an observation date. Synthetic Autocallable Contracts limit the positive investment return that can be achieved due to this automatic call feature. This automatic early redemption could result in significantly less income than anticipated from a Synthetic Autocallable Contract and force reinvestment of that principal investment amount at less advantageous terms based on prevailing market conditions. For example, if the automatic call feature is triggered, the Fund would forego any remaining Coupon Payments and may be unable to invest in another Synthetic Autocallable Contract (or other investment) with a similar level of risk and comparable return potential. If the automatic call feature is not triggered, and the Maturity Barrier has been breached as of the maturity date, the Fund will receive less than the initial notional amount regardless of any outperformance of the Autocallable ELN Reference Index (or any component security thereof) throughout the term of the Synthetic Autocallable Contract.

Barrier Risk. The Coupon Barrier and Maturity Barrier levels of a Synthetic Autocallable Contract set forth the threshold amount of loss the Autocallable ELN Reference Index could experience before the Fund would forfeit Coupon Payments and/or pay a portion or all of the initial notional amount of such contract. If the Coupon Barrier level is breached on an observation date, the Fund will not receive the Coupon Payment for such period (subject to any features that may provide the Fund to receive a Missed Coupon under certain conditions). Accordingly, it is possible that the Fund may not receive any Coupon Payments under a Synthetic Autocallable Contract. If the Maturity Barrier level is breached on the maturity date, the Fund may be required to pay a percentage of the initial notional amount of the Synthetic Autocallable Contract. If the Autocallable ELN Reference Index falls below the Maturity Barrier at the maturity of a Synthetic Autocallable Contract, the Fund is exposed to the negative performance of the Autocallable ELN Reference Index from a specified level. This could result in sudden, significant losses if the Maturity Barrier is breached. Under some Synthetic Autocallable Contracts, it is possible that the Fund could be required to pay the entire initial notional amount, in addition to forfeiting some or all of the Coupon Payments.

Limited Available Counterparty Risk. Synthetic Autocallable Contracts are bespoke contracts and the Fund may have limited available counterparties. The Fund will be subject to credit and default risk with respect to the counterparties to the Synthetic Autocallable Contracts entered into by the Fund. If a Synthetic Autocallable Contract counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. The Fund may have substantial exposure to one or a limited number of counterparties, which may result in the Fund being more susceptible to a single economic or regulatory occurrence affecting such counterparty(ies).

Valuation Risk. GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable. The Fund may also fair value securities and assets

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 35

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2025

when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Fund determines its NAV. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sales of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.

In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2025

Fund Statistics
Market Price	$12.43
Net Asset Value	$11.49
Premium to NAV	8.18%
Net Assets ($000)	$2,319,912

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2025
	Six months	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	10.63%	16.29%	15.32%	9.48%	10.27%
Market	(8.55%)	(8.06%)	6.49%	6.17%	9.88%
Bloomberg U.S. Aggregate
Bond Index	4.89%	5.70%	4.56%	(0.31%)	1.99%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	37.7%
Senior Floating Rate Interests	34.7%
Asset-Backed Securities	18.1%
Collateralized Mortgage Obligations	7.3%
Preferred Stocks	4.7%
Exchange-Traded Funds	3.1%
Money Market Funds	3.1%
Common Stocks	1.7%
Other	3.8%
Total Investments	114.2%
Interest Rate Swaptions Written	(0.0%)*
Options Written	(0.3%)
Other Assets & Liabilities, net	(13.9%)
Net Assets	100.0%

* Less than 0.1%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 37

FUND SUMMARY (Unaudited) continued	November 30, 2025

Ten Largest Holdings[1]	% of Net Assets
iShares Core S&P 500 ETF	2.4%
Insured Lending 1 Ltd., 6.50%	1.0%
Uniform MBS 30 Year	1.0%
Lightning A, 5.50%	0.9%
Thunderbird A, 5.50%	0.9%
Obra Longevity, 8.48%	0.8%
Madison Park Funding LIII Ltd., 9.87%	0.8%
FTAI Aircraft Leasing Offshore SPV, LP	0.8%
Uniform MBS 30 Year	0.7%
Guggenheim Active Allocation Fund	0.6%
Top Ten Total	9.9%

1 “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Fixed Income Investments
AAA	0.1%
AA	5.7%
A	6.3%
BBB	11.6%
BB	17.3%
B	32.7%
CCC	2.3%
CC	0.1%
NR2	11.2%
Other Investments	12.7%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2025

Market Price & NAV History

Distributions to Shareholder & Annualized Distribution Rate

All or a portion of the above distributions is characterized as a return of capital. For the calendar year ended December 31, 2025, 33.4% of the distributions were characterized as ordinary income and 66.6% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2025 will be reported to shareholders in January 2026.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7%
Transport-Aircraft – 0.8%
FTAI Aircraft Leasing Offshore SPV, LP*,†††	17,250,000	$ 17,793,824
Financial – 0.4%
Contra Mallinckro*,††	17,657	1,782,262
Fusion Buyer LLC*,††	46,808	1,591,472
Checkers Holdings, Inc.*,†††	84,343	335,685
Allstate Corp.[1]	435	92,646
Host Hotels & Resorts, Inc. REIT[1]	5,204	91,747
Cincinnati Financial Corp.[1]	545	91,337
Hartford Insurance Group, Inc.[1]	661	90,577
Travelers Companies, Inc.[1]	309	90,494
CME Group, Inc. — Class A1	320	90,067
Citizens Financial Group, Inc.[1]	1,664	90,022
Progressive Corp.[1]	393	89,914
Prologis, Inc. REIT[1]	698	89,714
Truist Financial Corp.[1]	1,928	89,652
Chubb Ltd.[1]	300	88,854
Camden Property Trust REIT[1]	835	88,794
UDR, Inc. REIT[1]	2,438	88,792
Synchrony Financial[1]	1,146	88,654
U.S. Bancorp[1]	1,804	88,486
Mid-America Apartment Communities, Inc. REIT[1]	650	88,328
Principal Financial Group, Inc.[1]	1,037	87,958
KeyCorp[1]	4,785	87,948
Huntington Bancshares, Inc.[1]	5,392	87,890
Healthpeak Properties, Inc. REIT[1]	4,813	87,885
State Street Corp.[1]	737	87,718
Simon Property Group, Inc. REIT[1]	469	87,384
Prudential Financial, Inc.[1]	807	87,358
Regions Financial Corp.[1]	3,432	87,344
M&T Bank Corp.[1]	459	87,311
Federal Realty Investment Trust REIT[1]	882	87,080
Essex Property Trust, Inc. REIT[1]	330	86,995
Equity Residential REIT[1]	1,406	86,820
AvalonBay Communities, Inc. REIT[1]	477	86,785
PNC Financial Services Group, Inc.[1]	455	86,778
Regency Centers Corp. REIT[1]	1,219	86,744
BXP, Inc. REIT[1]	1,197	86,615
Fifth Third Bancorp[1]	1,988	86,398
Realty Income Corp. REIT[1]	1,491	85,896
Crown Castle, Inc. REIT[1]	933	85,164

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Financial – 0.4% (continued)
Kimco Realty Corp. REIT[1]	4,109	$ 84,892
Extra Space Storage, Inc. REIT[1]	635	84,563
T. Rowe Price Group, Inc.[1]	825	84,463
American Tower Corp. — Class A REIT[1]	465	84,291
Ameriprise Financial, Inc.[1]	184	83,856
Public Storage REIT[1]	305	83,735
Franklin Resources, Inc.[1]	3,704	83,673
Invitation Homes, Inc. REIT[1]	2,953	83,275
MetLife, Inc.[1]	1,068	81,766
American International Group, Inc.[1]	1,060	80,730
VICI Properties, Inc. REIT[1]	2,752	79,313
Welltower, Inc. REIT[1]	104	21,655
Ventas, Inc. REIT[1]	253	20,399
American Express Co.[1]	54	19,725
Loews Corp.[1]	182	19,632
Cboe Global Markets, Inc.[1]	75	19,363
Morgan Stanley[1]	114	19,341
Invesco Ltd.[1]	791	19,340
Assurant, Inc.[1]	84	19,165
Goldman Sachs Group, Inc.[1]	23	18,999
W R Berkley Corp.[1]	243	18,879
Bank of New York Mellon Corp.[1]	168	18,833
Bank of America Corp.[1]	349	18,724
Wells Fargo & Co.[1]	218	18,715
Citigroup, Inc.[1]	180	18,648
Berkshire Hathaway, Inc. — Class B*,1	36	18,497
Interactive Brokers Group, Inc. — Class A1	280	18,206
JPMorgan Chase & Co.[1]	58	18,159
Arch Capital Group Ltd.*,1	193	18,127
Northern Trust Corp.[1]	138	18,125
Aflac, Inc.[1]	163	17,981
Charles Schwab Corp.[1]	190	17,619
SBA Communications Corp. REIT[1]	90	17,484
CBRE Group, Inc. — Class A*,1	108	17,478
Visa, Inc. — Class A1	52	17,391
Apollo Global Management, Inc.[1]	131	17,272
Capital One Financial Corp.[1]	78	17,087
Willis Towers Watson plc[1]	53	17,013
Aon plc — Class A1	48	16,988
Globe Life, Inc.[1]	126	16,976
Nasdaq, Inc.[1]	185	16,820

See notes to financial statements.
GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Financial – 0.4% (continued)
Blackrock, Inc.[1]	16	$ 16,757
Equinix, Inc. REIT[1]	22	16,573
Mastercard, Inc. — Class A1	30	16,516
Raymond James Financial, Inc.[1]	105	16,437
Everest Group Ltd.[1]	52	16,343
Digital Realty Trust, Inc. REIT[1]	101	16,172
Marsh & McLennan Companies, Inc.[1]	88	16,144
Intercontinental Exchange, Inc.[1]	102	16,045
Erie Indemnity Co. — Class A1	53	15,661
Iron Mountain, Inc. REIT[1]	180	15,543
Weyerhaeuser Co. REIT[1]	698	15,503
KKR & Company, Inc. — Class A1	126	15,411
Coinbase Global, Inc. — Class A*,1	56	15,278
Brown & Brown, Inc.[1]	189	15,201
Arthur J Gallagher & Co.[1]	60	14,857
Blackstone, Inc. — Class A1	98	14,349
CoStar Group, Inc.*,1	203	13,966
Alexandria Real Estate Equities, Inc. REIT[1]	209	11,217
Endo Luxembourg Finance Co I SARL / Endo US, Inc.*,†††,2	3,345,000	335
Endo Luxembourg Finance Co I SARL / Endo US, Inc.*,†††,2	1,900,000	190
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,3	1,042,740	104
Avison Young (Canada), Inc.*,††	579	9
Total Financial		8,547,377
Consumer, Non-cyclical – 0.1%
WW International, Inc.*	4,007	113,679
Merck & Company, Inc.[1]	1,011	105,983
Amgen, Inc.[1]	289	99,838
Cardinal Health, Inc.[1]	461	97,852
Hershey Co.[1]	501	94,228
Tyson Foods, Inc. — Class A1	1,611	93,519
Pfizer, Inc.[1]	3,481	89,601
CVS Health Corp.[1]	1,099	88,316
Gilead Sciences, Inc.[1]	701	88,214
Kimberly-Clark Corp.[1]	806	87,951
Cigna Group[1]	314	87,066
Viatris, Inc.[1]	8,107	86,664
Altria Group, Inc.[1]	1,450	85,564
Archer-Daniels-Midland Co.[1]	1,405	85,340
J M Smucker Co.[1]	809	84,282
DaVita, Inc.*,1	694	83,058
Regeneron Pharmaceuticals, Inc.[1]	32	24,966

See notes to financial statements.
42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Consumer, Non-cyclical – 0.1% (continued)
Eli Lilly & Co.[1]	23	$ 24,736
Waters Corp.*,1	60	24,205
Universal Health Services, Inc. — Class B1	94	22,901
Biogen, Inc.*,1	123	22,397
Intuitive Surgical, Inc.*,1	39	22,366
HCA Healthcare, Inc.[1]	44	22,365
Bio-Techne Corp.[1]	344	22,191
Revvity, Inc.[1]	212	22,135
Centene Corp.*,1	560	22,030
McKesson Corp.[1]	25	22,028
Thermo Fisher Scientific, Inc.[1]	37	21,861
IQVIA Holdings, Inc.*,1	95	21,851
Cencora, Inc. — Class A1	59	21,767
Agilent Technologies, Inc.[1]	141	21,644
Incyte Corp.*,1	203	21,205
Solventum Corp.*,1	246	20,974
Monster Beverage Corp.*,1	279	20,922
Quanta Services, Inc.[1]	45	20,920
Johnson & Johnson[1]	100	20,692
Danaher Corp.[1]	91	20,637
Bunge Global S.A.[1]	213	20,463
IDEXX Laboratories, Inc.*,1	27	20,328
Charles River Laboratories International, Inc.*,1	114	20,308
Cooper Companies, Inc.*,1	259	20,184
Hologic, Inc.*,1	267	20,017
Medtronic plc[1]	190	20,013
Vertex Pharmaceuticals, Inc.*,1	45	19,512
Align Technology, Inc.*,1	132	19,429
Edwards Lifesciences Corp.*,1	224	19,414
Henry Schein, Inc.*,1	260	19,388
Elevance Health, Inc.[1]	57	19,281
STERIS plc[1]	72	19,172
West Pharmaceutical Services, Inc.[1]	69	19,130
Rollins, Inc.[1]	311	19,120
AbbVie, Inc.[1]	83	18,899
Coca-Cola Co.[1]	258	18,865
Estee Lauder Companies, Inc. — Class A1	200	18,814
Moderna, Inc.*,1	721	18,732
Brown-Forman Corp. — Class B1	642	18,605
Kellanova[1]	222	18,568
Lamb Weston Holdings, Inc.[1]	314	18,545

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Consumer, Non-cyclical – 0.1% (continued)
GE HealthCare Technologies, Inc.[1]	231	$ 18,478
Quest Diagnostics, Inc.[1]	97	18,350
Bristol-Myers Squibb Co.[1]	372	18,302
PepsiCo, Inc.[1]	123	18,295
Avery Dennison Corp.[1]	106	18,271
Becton Dickinson & Co.[1]	93	18,044
Keurig Dr Pepper, Inc.[1]	638	17,800
Kroger Co.[1]	261	17,560
Abbott Laboratories[1]	135	17,401
McCormick & Company, Inc.[1]	255	17,207
Labcorp Holdings, Inc.[1]	64	17,202
Moody’s Corp.[1]	35	17,177
Stryker Corp.[1]	46	17,074
Insulet Corp.*,1	52	17,014
Colgate-Palmolive Co.[1]	211	16,962
Boston Scientific Corp.*,1	166	16,862
Corpay, Inc.*,1	57	16,861
UnitedHealth Group, Inc.[1]	51	16,818
Constellation Brands, Inc. — Class A1	123	16,775
Kraft Heinz Co.[1]	657	16,760
PayPal Holdings, Inc.[1]	267	16,738
Philip Morris International, Inc.[1]	106	16,693
Zimmer Biomet Holdings, Inc.[1]	171	16,676
ResMed, Inc.[1]	65	16,629
Sysco Corp.[1]	218	16,612
Molson Coors Beverage Co. — Class B1	357	16,604
General Mills, Inc.[1]	350	16,573
Corteva, Inc.[1]	244	16,463
Kenvue, Inc.[1]	948	16,448
Procter & Gamble Co.[1]	111	16,446
Hormel Foods Corp.[1]	702	16,293
Cintas Corp.[1]	87	16,184
Mondelez International, Inc. — Class A1	281	16,177
Conagra Brands, Inc.[1]	905	16,154
Church & Dwight Company, Inc.[1]	188	16,010
S&P Global, Inc.[1]	32	15,963
The Campbell’s Co.[1]	523	15,941
Block, Inc. — Class A*,1	238	15,898
Humana, Inc.[1]	64	15,729
Global Payments, Inc.[1]	206	15,606
United Rentals, Inc.[1]	19	15,488

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Consumer, Non-cyclical – 0.1% (continued)
Clorox Co.[1]	142	$ 15,327
Automatic Data Processing, Inc.[1]	60	15,318
Verisk Analytics, Inc. — Class A1	67	15,080
Equifax, Inc.[1]	71	15,078
Zoetis, Inc.[1]	117	14,997
Dexcom, Inc.*,1	230	14,598
Molina Healthcare, Inc.*,1	98	14,530
Baxter International, Inc.[1]	731	13,699
Save-A-Lot*,†††	1,871,199	187
Endo Guc Trust — Class A*,†††	13,803	2
Total Consumer, Non-cyclical		3,152,089
Consumer, Cyclical – 0.1%
SHO Holding I Corp.*,†††	768	603,024
Exide Technologies*,†††	342	295,028
Dollar General Corp.[1]	843	92,300
Hasbro, Inc.[1]	1,109	91,603
PACCAR, Inc.[1]	868	91,505
MGM Resorts International*,1	2,592	91,472
Ford Motor Co.[1]	6,780	90,038
Darden Restaurants, Inc.[1]	457	82,068
General Motors Co.[1]	306	22,497
Las Vegas Sands Corp.[1]	321	21,879
Tesla, Inc.*,1	50	21,509
Cummins, Inc.[1]	43	21,413
Ross Stores, Inc.[1]	117	20,634
Ralph Lauren Corp. — Class A1	56	20,570
Marriott International, Inc. — Class A1	67	20,421
Lululemon Athletica, Inc.*,1	107	19,707
Dollar Tree, Inc.*,1	177	19,613
Southwest Airlines Co.[1]	563	19,598
Walmart, Inc.[1]	174	19,229
TJX Companies, Inc.[1]	125	18,990
Wynn Resorts Ltd.[1]	143	18,401
Yum! Brands, Inc.[1]	120	18,385
Starbucks Corp.[1]	211	18,380
Ulta Beauty, Inc.*,1	34	18,320
Delta Air Lines, Inc.[1]	285	18,269
Hilton Worldwide Holdings, Inc.[1]	64	18,242
Best Buy Company, Inc.[1]	229	18,155
Tapestry, Inc.[1]	166	18,140

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Consumer, Cyclical – 0.1% (continued)
McDonald’s Corp.[1]	57	$ 17,774
Target Corp.[1]	193	17,490
TKO Group Holdings, Inc.[1]	90	17,450
WW Grainger, Inc.[1]	18	17,075
O’Reilly Automotive, Inc.*,1	167	16,984
Lennar Corp. — Class A1	128	16,806
Aptiv plc*,1	215	16,673
United Airlines Holdings, Inc.*,1	163	16,619
Costco Wholesale Corp.[1]	18	16,445
Tractor Supply Co.[1]	300	16,434
Genuine Parts Co.[1]	126	16,430
PulteGroup, Inc.[1]	129	16,408
Domino’s Pizza, Inc.[1]	39	16,366
LKQ Corp.[1]	546	16,211
Lowe’s Companies, Inc.[1]	66	16,004
AutoZone, Inc.*,1	4	15,817
DR Horton, Inc.[1]	99	15,742
Chipotle Mexican Grill, Inc. — Class A*,1	453	15,637
Williams-Sonoma, Inc.[1]	86	15,481
NIKE, Inc. — Class B1	236	15,253
NVR, Inc.*,1	2	15,015
Home Depot, Inc.[1]	42	14,991
Fastenal Co.[1]	365	14,746
Carnival Corp.*,1	559	14,411
Copart, Inc.*,1	361	14,072
Royal Caribbean Cruises Ltd.[1]	51	13,579
Deckers Outdoor Corp.*,1	153	13,469
Live Nation Entertainment, Inc.*,1	102	13,408
Pool Corp.[1]	55	13,398
Norwegian Cruise Line Holdings Ltd.*,1	689	12,719
Accuride Corp*,†††,4	3,087,395	309
Accuride Liquidating Trust*,†††,4	190	–
Total Consumer, Cyclical		2,298,606
Communications – 0.1%
Altice France Lux 3*,††	56,594	1,020,636
Xplore, Inc.*,††	61,305	120,671
Figs, Inc. — Class A*,1	10,450	102,305
AT&T, Inc.[1]	3,359	87,401
Verizon Communications, Inc.[1]	2,115	86,948
Match Group, Inc.[1]	2,550	84,941

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Communications – 0.1% (continued)
Gen Digital, Inc.[1]	3,201	$ 84,410
Warner Bros Discovery, Inc.*,1	1,397	33,528
Expedia Group, Inc.[1]	81	20,711
Cisco Systems, Inc.[1]	257	19,773
Corning, Inc.[1]	234	19,703
Robinhood Markets, Inc. — Class A*,1	149	19,145
AppLovin Corp. — Class A*,1	31	18,584
Paramount Skydance Corp. — Class B1	1,159	18,567
Amazon.com, Inc.*,1	76	17,725
Palo Alto Networks, Inc.*,1	89	16,922
Airbnb, Inc. — Class A*,1	142	16,613
Omnicom Group, Inc.[1]	230	16,472
Uber Technologies, Inc.*,1	186	16,282
eBay, Inc.[1]	192	15,896
Walt Disney Co.[1]	151	15,775
VeriSign, Inc.[1]	62	15,623
GoDaddy, Inc. — Class A*,1	121	15,471
T-Mobile US, Inc.[1]	73	15,258
Arista Networks, Inc.*,1	116	15,159
Netflix, Inc.*,1	140	15,061
Trade Desk, Inc. — Class A*,1	380	15,033
Meta Platforms, Inc. — Class A1	23	14,903
CDW Corp.[1]	103	14,855
Booking Holdings, Inc.[1]	3	14,744
Comcast Corp. — Class A1	523	13,959
DoorDash, Inc. — Class A*,1	68	13,489
Charter Communications, Inc. — Class A*,1	67	13,408
FactSet Research Systems, Inc.[1]	48	13,309
Motorola Solutions, Inc.[1]	36	13,308
Alphabet, Inc. — Class A1	41	13,127
F5, Inc.*,1	54	12,915
Fox Corp. — Class A1	195	12,773
News Corp. — Class A1	460	11,813
Alphabet, Inc. — Class C1	33	10,564
Fox Corp. — Class B1	123	7,166
News Corp. — Class B1	136	4,002
Total Communications		2,128,948
Utilities – 0.1%
AES Corp.[1]	6,391	89,857
Dominion Energy, Inc.[1]	1,430	89,761
Alliant Energy Corp.[1]	1,282	89,061

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Utilities – 0.1% (continued)
American Electric Power Company, Inc.[1]	719	$ 88,991
FirstEnergy Corp.[1]	1,861	88,807
Exelon Corp.[1]	1,853	87,313
Consolidated Edison, Inc.[1]	869	87,213
DTE Energy Co.[1]	633	86,740
Evergy, Inc.[1]	1,116	86,657
Public Service Enterprise Group, Inc.[1]	1,037	86,610
Pinnacle West Capital Corp.[1]	950	86,317
WEC Energy Group, Inc.[1]	762	85,397
Duke Energy Corp.[1]	687	85,147
Eversource Energy[1]	1,181	79,340
NextEra Energy, Inc.[1]	247	21,314
Sempra[1]	214	20,270
Constellation Energy Corp.[1]	55	20,040
Xcel Energy, Inc.[1]	242	19,871
Entergy Corp.[1]	198	19,309
NiSource, Inc.[1]	430	18,976
Atmos Energy Corp.[1]	107	18,871
Ameren Corp.[1]	176	18,718
CMS Energy Corp.[1]	246	18,558
CenterPoint Energy, Inc.[1]	464	18,551
Edison International[1]	315	18,550
PG&E Corp.[1]	1,148	18,506
NRG Energy, Inc.[1]	109	18,474
PPL Corp.[1]	489	18,044
Southern Co.[1]	191	17,404
American Water Works Company, Inc.[1]	126	16,389
Vistra Corp.[1]	84	15,024
Total Utilities		1,534,080
Industrial – 0.1%
BP Holdco LLC*,†††,4	121,041	98,944
YAK BLOCKER 2 LLC†††	34,136	28,836
YAK BLOCKER 2 LLC†††	31,551	26,652
Caterpillar, Inc.[1]	41	23,606
J.B. Hunt Transport Services, Inc.[1]	128	22,267
CH Robinson Worldwide, Inc.[1]	137	21,765
FedEx Corp.[1]	78	21,503
Expeditors International of Washington, Inc.[1]	144	21,154
Amphenol Corp. — Class A1	147	20,712
Mettler-Toledo International, Inc.*,1	14	20,674
Rockwell Automation, Inc.[1]	52	20,585

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Industrial – 0.1% (continued)
Keysight Technologies, Inc.*,1	103	$ 20,389
Huntington Ingalls Industries, Inc.[1]	64	20,072
United Parcel Service, Inc. — Class B1	209	20,020
Parker-Hannifin Corp.[1]	23	19,819
RTX Corp.[1]	113	19,765
Fortive Corp.[1]	367	19,627
3M Co.[1]	114	19,614
Howmet Aerospace, Inc.[1]	95	19,436
CSX Corp.[1]	547	19,342
Westinghouse Air Brake Technologies Corp.[1]	92	19,187
TransDigm Group, Inc.[1]	14	19,042
Johnson Controls International plc[1]	163	18,959
IDEX Corp.[1]	109	18,958
Union Pacific Corp.[1]	81	18,778
TE Connectivity plc[1]	83	18,770
Norfolk Southern Corp.[1]	64	18,694
Nordson Corp.[1]	78	18,537
Dover Corp.[1]	100	18,528
General Electric Co.[1]	62	18,504
General Dynamics Corp.[1]	54	18,448
AMETEK, Inc.[1]	93	18,404
Snap-on, Inc.[1]	54	18,363
Amcor plc[1]	2,129	18,139
Textron, Inc.[1]	216	17,962
Xylem, Inc.[1]	127	17,865
L3Harris Technologies, Inc.[1]	64	17,836
Trimble, Inc.*,1	219	17,831
Otis Worldwide Corp.[1]	200	17,770
Trane Technologies plc[1]	42	17,702
Vulcan Materials Co.[1]	59	17,537
Ingersoll Rand, Inc.[1]	218	17,514
Emerson Electric Co.[1]	131	17,473
Martin Marietta Materials, Inc.[1]	28	17,451
Waste Management, Inc.[1]	80	17,430
Lockheed Martin Corp.[1]	38	17,399
Ball Corp.[1]	350	17,335
Hubbell, Inc.[1]	40	17,257
EMCOR Group, Inc.[1]	28	17,222
Deere & Co.[1]	37	17,186
Northrop Grumman Corp.[1]	30	17,168
Allegion plc[1]	103	17,101

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Industrial – 0.1% (continued)
Jabil, Inc.[1]	81	$ 17,068
Pentair plc[1]	160	16,838
Packaging Corporation of America[1]	82	16,734
Honeywell International, Inc.[1]	87	16,721
Republic Services, Inc. — Class A1	77	16,714
Illinois Tool Works, Inc.[1]	67	16,702
Veralto Corp.[1]	165	16,701
Eaton Corporation plc[1]	48	16,602
Jacobs Solutions, Inc.[1]	121	16,312
Stanley Black & Decker, Inc.[1]	228	16,306
Old Dominion Freight Line, Inc.[1]	120	16,235
GE Vernova, Inc.[1]	27	16,194
Teledyne Technologies, Inc.*,1	32	15,985
A O Smith Corp.[1]	242	15,967
Masco Corp.[1]	239	15,504
Lennox International, Inc.[1]	31	15,465
Carrier Global Corp.[1]	280	15,366
Mohawk Industries, Inc.*,1	129	14,951
Boeing Co.*,1	77	14,553
Garmin Ltd.[1]	74	14,454
Generac Holdings, Inc.*,1	95	14,405
Builders FirstSource, Inc.*,1	125	14,029
Smurfit WestRock plc[1]	387	13,812
Axon Enterprise, Inc.*,1	23	12,423
Targus, Inc.†††	45,049	797
Ralliant Corp.[1]	1	49
Vector Phoenix Holdings, LP*,†††	121,040	12
Targus, Inc.*,†††	45,049	5
Total Industrial		1,458,036
Technology – 0.0%
Paychex, Inc.[1]	722	80,640
Skyworks Solutions, Inc.[1]	1,170	77,162
Western Digital Corp.[1]	184	30,053
Micron Technology, Inc.[1]	125	29,560
Intel Corp.*,1	707	28,676
Teradyne, Inc.[1]	149	27,102
Applied Materials, Inc.[1]	107	26,991
Lam Research Corp.[1]	163	25,428
Seagate Technology Holdings plc[1]	91	25,179
Advanced Micro Devices, Inc.*,1	110	23,928
KLA Corp.[1]	19	22,334

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Technology – 0.0% (continued)
Apple, Inc.[1]	77	$ 21,471
EPAM Systems, Inc.*,1	114	21,318
International Business Machines Corp.[1]	68	20,983
Crowdstrike Holdings, Inc. — Class A*,1	41	20,876
Electronic Arts, Inc.[1]	103	20,809
Akamai Technologies, Inc.*,1	228	20,411
Datadog, Inc. — Class A*,1	126	20,161
Fair Isaac Corp.*,1	11	19,864
Cognizant Technology Solutions Corp. — Class A1	253	19,661
Jack Henry & Associates, Inc.[1]	110	19,193
Broadcom, Inc.[1]	47	18,939
Analog Devices, Inc.[1]	71	18,839
Synopsys, Inc.*,1	45	18,811
Dell Technologies, Inc. — Class C1	141	18,802
Monolithic Power Systems, Inc.[1]	20	18,563
Leidos Holdings, Inc.[1]	97	18,537
QUALCOMM, Inc.[1]	110	18,490
ON Semiconductor Corp.*,1	364	18,287
Accenture plc — Class A1	72	18,000
Fortinet, Inc.*,1	220	17,849
Take-Two Interactive Software, Inc.*,1	72	17,717
Palantir Technologies, Inc. — Class A*,1	105	17,687
Dayforce, Inc.*,1	254	17,551
NVIDIA Corp.[1]	99	17,523
MSCI, Inc. — Class A1	31	17,475
Gartner, Inc.*,1	75	17,455
Fidelity National Information Services, Inc.[1]	264	17,363
Microsoft Corp.[1]	35	17,220
Sandisk Corp.*,1	77	17,193
Intuit, Inc.[1]	27	17,120
Workday, Inc. — Class A*,1	77	16,603
Salesforce, Inc.[1]	72	16,599
Autodesk, Inc.*,1	54	16,380
Cadence Design Systems, Inc.*,1	52	16,216
Adobe, Inc.*,1	50	16,007
Texas Instruments, Inc.[1]	95	15,986
Broadridge Financial Solutions, Inc.[1]	70	15,966
NetApp, Inc.[1]	142	15,841
Hewlett Packard Enterprise Co.[1]	717	15,681
NXP Semiconductor N.V.[1]	80	15,595
ServiceNow, Inc.*,1	19	15,436

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Technology – 0.0% (continued)
Roper Technologies, Inc.[1]	34	$ 15,172
PTC, Inc.*,1	86	15,087
HP, Inc.[1]	617	15,067
Tyler Technologies, Inc.*,1	32	15,028
Microchip Technology, Inc.[1]	271	14,520
Zebra Technologies Corp. — Class A*,1	57	14,407
Super Micro Computer, Inc.*,1	399	13,506
Paycom Software, Inc.[1]	79	12,732
Oracle Corp.[1]	53	10,703
Fiserv, Inc.*,1	133	8,176
Total Technology		1,271,929
Energy – 0.0%
Expand Energy Corp.[1]	787	95,959
APA Corp.[1]	3,793	94,711
Coterra Energy, Inc. — Class A1	3,352	89,968
Valero Energy Corp.[1]	508	89,794
Kinder Morgan, Inc.[1]	3,235	88,381
Exxon Mobil Corp.[1]	746	86,476
Occidental Petroleum Corp.[1]	2,055	86,310
Halliburton Co.[1]	3,272	85,792
EOG Resources, Inc.[1]	786	84,770
ConocoPhillips[1]	952	84,433
Chevron Corp.[1]	550	83,121
First Solar, Inc.*,1	86	23,471
Equities Corp.[1]	342	20,814
Diamondback Energy, Inc.[1]	125	19,074
Targa Resources Corp.[1]	107	18,758
Baker Hughes Co.[1]	373	18,725
Marathon Petroleum Corp.[1]	96	18,598
Devon Energy Corp.[1]	493	18,271
Phillips 66[1]	133	18,216
Williams Companies, Inc.[1]	298	18,157
SLB Ltd.[1]	484	17,540
ONEOK, Inc.[1]	239	17,404
Texas Pacific Land Corp.[1]	19	16,421
Legacy Reserves, Inc.†††	2,359	259
Total Energy		1,195,423
Basic Materials – 0.0%
DuPont de Nemours, Inc.[1]	2,043	81,250
CF Industries Holdings, Inc.[1]	995	78,306

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
COMMON STOCKS† – 1.7% (continued)
Basic Materials – 0.0% (continued)
Albemarle Corp.[1]	219	$ 28,468
Steel Dynamics, Inc.[1]	132	22,154
Newmont Corp.[1]	223	20,233
Nucor Corp.[1]	123	19,617
International Flavors & Fragrances, Inc.[1]	272	18,899
Ecolab, Inc.[1]	65	17,885
Dow, Inc.[1]	735	17,530
Sherwin-Williams Co.[1]	49	16,841
Freeport-McMoRan, Inc.[1]	390	16,762
PPG Industries, Inc.[1]	161	16,106
Air Products and Chemicals, Inc.[1]	61	15,924
LyondellBasell Industries N.V. — Class A1	322	15,775
Linde plc[1]	37	15,182
International Paper Co.[1]	377	14,884
Qnity Electronics, Inc.[1]	168	13,623
Mosaic Co.[1]	524	12,833
Solstice Advanced Materials, Inc.*,1	255	12,158
Total Basic Materials		454,430
Total Common Stocks
(Cost $39,392,317)		39,834,742
PREFERRED STOCKS† – 4.7%
Financial – 3.8%
Citigroup, Inc.††
6.88%*	4,500,000	4,605,912
3.88%	4,000,000	3,984,140
6.75%	3,100,000	3,123,791
6.95%	2,000,000	2,047,260
4.15%	2,000,000	1,965,534
Wells Fargo & Co.
4.75%[1]	183,750	3,539,025
3.90%1,††	3,300,000	3,284,722
4.70%[1]	148,000	2,807,560
4.38%[1]	50,000	885,000
Bank of America Corp.
4.38%1,††	275,000	4,941,750
4.38%1,††	2,650,000	2,612,767
6.25%[1]	1,400,000	1,415,662
6.30%1,††	1,000,000	1,002,329
4.13%[1]	26,000	440,960
Goldman Sachs Group, Inc.††
7.50%	8,350,000	8,813,417
6.85%	1,500,000	1,555,857

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
PREFERRED STOCKS† – 4.7% (continued)
Financial – 3.8% (continued)
Bank of New York Mellon Corp.
5.95%	5,340,000	$ 5,408,881
JPMorgan Chase & Co.
6.50%1,††	2,400,000	2,478,758
4.55%[1]	49,000	954,030
4.20%[1]	40,000	730,000
4.63%[1]	24,000	475,440
Jackson Financial, Inc.
8.00%[1]	152,000	3,979,360
Lincoln National Corp.††
9.25%[1]	3,600,000	3,863,967
Public Storage
4.63%[1]	144,400	2,701,724
4.13%[1]	16,400	275,351
Charles Schwab Corp.††
4.00%[1]	3,150,000	2,936,115
W R Berkley Corp.
4.13% due 03/30/61	126,000	2,116,800
4.25% due 09/30/60	36,800	631,017
American National Group, Inc.
7.38%	88,000	2,239,600
PartnerRe Ltd.††
4.88%	128,000	2,176,000
American Financial Group, Inc.
4.50% due 09/15/60	100,000	1,736,000
CNO Financial Group, Inc.
5.13% due 11/25/60	80,000	1,505,600
State Street Corp.
6.45%[1]	1,400,000	1,450,644
Kuvare US Holdings, Inc.††
7.00% due 02/17/51[1,5]	1,430,000	1,426,425
Equitable Holdings, Inc.
4.30%[1]	82,000	1,323,480
Assurant, Inc.
5.25% due 01/15/61	58,000	1,146,080
Arch Capital Group Ltd.
4.55%[1]	38,000	650,180
Selective Insurance Group, Inc.
4.60%[1]	36,000	616,680
RenaissanceRe Holdings Ltd.††
4.20%	13,000	206,270
Globe Life, Inc.
4.25% due 06/15/61	11,000	186,780
Avison Young (Canada), Inc.††
12.50%*	815,493	12,232

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
PREFERRED STOCKS† – 4.7% (continued)
Financial – 3.8% (continued)
First Republic Bank††
4.25%*	158,000	$ 316
4.50%*	200,000	20
4.13%*	84,800	8
Total Financial		88,253,444
Communications – 0.4%
AT&T Mobility II LLC
6.80%*,†††	10,000	10,240,137
Government – 0.3%
CoBank ACB††
7.25%[1]	4,300,000	4,397,459
7.13%[1]	500,000	517,850
Farmer Mac
5.75%[1]	80,821	1,749,775
Total Government		6,665,084
Energy – 0.1%
Venture Global LNG, Inc.††
9.00%[5]	1,800,000	1,532,312
Utilities – 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	60,600	1,525,908
Consumer, Cyclical – 0.0%
Exide Technologies*,†††	761	1,119,927
Consumer, Non-cyclical – 0.0%
Keenova Therapeutics plc*,†††	804,523,548	8
Total Preferred Stocks
(Cost $130,892,608)		109,336,820
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	26,852	376
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,3	318,615	32
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,3	115,860	11
Total Warrants
(Cost $62,178)		419

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Shares	Value
RIGHTS††† – 0.0%
Communications – 0.0%
Xplore, Inc.*	4,673	$ –
Total Rights
(Cost $–)		–
EXCHANGE-TRADED FUNDS***,† – 3.1%
iShares Core S&P 500 ETF[1]	82,471	56,647,680
iShares Silver Trust*	239,200	12,249,432
Invesco QQQ Trust Series[1]	2,190	1,356,158
SPDR S&P 500 ETF Trust[1]	1,979	1,352,429
iShares Russell 2000 Index ETF[1]	5,428	1,350,215
Total Exchange-Traded Funds
(Cost $60,852,902)		72,955,914
CLOSED-END MUTUAL FUNDS***,† – 0.9%
Guggenheim Active Allocation Fund[4]	950,000	14,706,000
Blackstone Strategic Credit Fund	186,741	2,212,881
BlackRock Credit Allocation Income Trust	184,289	2,023,493
Eaton Vance Limited Duration Income Fund	141,764	1,438,905
Total Closed-End Mutual Funds
(Cost $19,143,524)		20,381,279
MONEY MARKET FUNDS***,† – 3.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.81%[6]	49,907,472	49,907,472
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 3.84%[6]	21,010,268	21,010,268
Total Money Market Funds
(Cost $70,917,740)		70,917,740
	Face
	Amount~	Value
PRIVATE FUND††† – 0.1%
Coller Credit Backed Loans & Notes II Ltd.*	1,845,664	2,252,251
Total Private Fund
(Cost $1,985,557)		2,252,251
CORPORATE BONDS†† – 37.7%
Financial – 12.7%
Insured Lending 1 Ltd.
6.50% due 02/04/32†††,5	EUR 19,600,000	22,743,096
Global Atlantic Finance Co.
7.25% due 03/01/56[1,5,7]	12,750,000	12,715,282
3.13% due 06/15/31[1,5]	1,750,000	1,574,822
Morgan Stanley Finance LLC
0.50% due 10/23/29◊,†††,8	13,500,000	11,628,900

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Financial – 12.7% (continued)
Encore Capital Group, Inc.
8.50% due 05/15/30[5]	6,100,000	$ 6,492,059
9.25% due 04/01/29[5]	2,300,000	2,420,809
6.63% due 04/15/31[5]	1,700,000	1,699,479
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	9,691,865
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[5]	5,200,000	5,477,826
4.50% due 11/15/29[5]	3,500,000	3,444,385
Hunt Companies, Inc.
5.25% due 04/15/29[1,5]	7,325,000	7,154,322
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[1,5]	7,500,000	7,124,003
Corebridge Financial, Inc.
6.88% due 12/15/52[1,7]	5,840,000	5,966,098
6.88%[7,9]	1,100,000	1,124,800
Accident Fund Insurance Company of America
8.50% due 08/01/32[1,5]	7,000,000	7,027,116
Wilton RE Ltd.
6.00%[1,5,7,9]	6,786,000	6,724,397
PennyMac Financial Services, Inc.
6.88% due 02/15/33[5]	2,800,000	2,914,402
7.13% due 11/15/30[5]	2,650,000	2,781,398
7.88% due 12/15/29[5]	850,000	906,601
Maple Grove Funding Trust I
4.16% due 08/15/51[1,5]	8,000,000	5,724,399
CrossCountry Intermediate HoldCo LLC
6.50% due 10/01/30[5]	5,500,000	5,569,828
6.75% due 12/01/32[5]	150,000	151,673
Allianz SE
6.55%[5,7,9]	5,400,000	5,601,744
Kennedy-Wilson, Inc.
5.00% due 03/01/31	4,350,000	4,173,607
4.75% due 02/01/30	1,450,000	1,387,940
Fidelis Insurance Holdings Ltd.
7.75% due 06/15/55[7]	5,000,000	5,408,420
Sumitomo Life Insurance Co.
5.88% due 09/10/55[5,7]	5,250,000	5,332,667
American National Group, Inc.
7.00% due 12/01/55[7]	5,250,000	5,281,106
UWM Holdings LLC
6.25% due 03/15/31[5]	5,200,000	5,222,990

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Financial – 12.7% (continued)
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.38% due 10/01/32[5]	3,550,000	$ 3,670,075
4.25% due 10/15/27[1,5]	725,000	715,068
7.00% due 01/15/31[5]	425,000	441,571
6.75% due 04/15/28[5]	350,000	356,390
Focus Financial Partners LLC
6.75% due 09/15/31[1,5]	4,950,000	5,114,162
Jones Deslauriers Insurance Management, Inc.
7.25% due 10/01/33[5]	CAD 3,920,000	2,805,832
8.50% due 03/15/30[5]	2,050,000	2,145,620
Sherwood Financing plc
9.63% due 12/15/29[5]	GBP 2,000,000	2,621,405
7.63% due 12/15/29[5]	EUR 1,700,000	1,942,628
7.51% (3 Month EURIBOR + 5.50%, Rate Floor: 0.00%) due 12/15/29◊	EUR 300,000	341,992
AmFam Holdings, Inc.
3.83% due 03/11/51[1,5]	7,200,000	4,874,220
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	4,800,000	4,852,445
MidCap Funding XLVI Trust
6.49% (1 Month Term SOFR + 2.50%, Rate Floor: 0.00%) due 04/15/28◊,†††	4,850,000	4,850,000
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,5]	7,300,000	4,708,674
National Life Insurance Co.
10.50% due 09/15/39[5]	3,400,000	4,639,990
LPL Holdings, Inc.
4.00% due 03/15/29[1,5]	4,172,000	4,087,527
4.38% due 05/15/31[5]	476,000	463,011
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[1,5]	4,031,000	3,734,688
3.88% due 03/01/31[1,5]	825,000	780,253
Equitable Holdings, Inc.
6.70% due 03/28/55[7]	4,050,000	4,221,821
OneMain Finance Corp.
4.00% due 09/15/30[1]	2,200,000	2,064,793
7.88% due 03/15/30	750,000	793,808
3.88% due 09/15/28	800,000	776,378
7.13% due 03/15/26	384,000	386,449
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[1]	3,250,000	2,935,578
5.30% due 01/15/29	1,050,000	1,069,176
Kane Bidco Ltd.
7.75% due 07/15/31[5]	GBP 2,750,000	3,692,720
Hampton Roads PPV LLC
6.62% due 06/15/53†††,5	4,390,000	3,586,207

See notes to financial statements.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Financial – 12.7% (continued)
Host Hotels & Resorts, LP
3.50% due 09/15/30[1]	3,610,000	$ 3,429,911
United Wholesale Mortgage LLC
5.50% due 04/15/29[1,5]	1,925,000	1,905,090
5.75% due 06/15/27[1,5]	1,400,000	1,403,255
Belrose Funding Trust II
6.79% due 05/15/55[1,5]	3,150,000	3,285,821
Americo Life, Inc.
3.45% due 04/15/31[1,5]	3,511,000	3,197,597
Toronto-Dominion Bank
8.13% due 10/31/82[7]	2,850,000	2,995,416
Ares Finance Company IV LLC
3.65% due 02/01/52[1,5]	4,100,000	2,884,216
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49[5]	2,700,000	2,593,163
Galaxy Bidco Ltd.
8.13% due 12/19/29[5]	GBP 1,800,000	2,488,602
Walker & Dunlop, Inc.
6.63% due 04/01/33[5]	2,300,000	2,364,027
Enstar Group Ltd.
7.50% due 04/01/45[5,7]	2,200,000	2,291,711
Nassau Companies of New York
7.88% due 07/15/30[5]	2,350,000	2,289,739
Bank of Nova Scotia
8.63% due 10/27/82[7]	2,150,000	2,279,540
Farmers Insurance Exchange
7.00% due 10/15/64[5,7]	1,920,000	1,985,439
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[5]	1,800,000	1,889,132
Iron Mountain, Inc.
4.75% due 01/15/34[5]	EUR 1,600,000	1,816,548
Reinsurance Group of America, Inc.
3.15% due 06/15/30[1]	1,000,000	947,806
6.65% due 09/15/55[7]	800,000	825,503
First American Financial Corp.
4.00% due 05/15/30	1,740,000	1,684,596
Nippon Life Insurance Co.
6.50% due 04/30/55[1,5,7]	1,550,000	1,664,319
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[1,5]	1,730,000	1,357,761
Ardonagh Finco Ltd.
7.75% due 02/15/31[5]	850,000	888,682
6.88% due 02/15/31	EUR 350,000	417,195
Weyerhaeuser Co.
6.88% due 12/15/33	1,100,000	1,237,099

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Financial – 12.7% (continued)
Fortitude Group Holdings LLC
6.25% due 04/01/30[5]	1,150,000	$ 1,196,702
Ryan Specialty LLC
4.38% due 02/01/30[5]	1,100,000	1,077,603
USI, Inc.
7.50% due 01/15/32[5]	970,000	1,011,209
Pershing Square Holdings Ltd.
3.25% due 10/01/31[5]	1,100,000	990,215
PartnerRe Finance B LLC
4.50% due 10/01/50[1,7]	950,000	895,632
Prudential Financial, Inc.
5.13% due 03/01/52[1,7]	700,000	693,969
Rfna, LP
7.88% due 02/15/30[5]	650,000	658,986
Fort Moore Family Communities LLC
6.09% due 01/15/51[5]	669,591	599,607
Pacific Beacon LLC
5.63% due 07/15/51[5]	643,216	576,925
Starwood Property Trust, Inc.
6.50% due 07/01/30[5]	505,000	527,185
Osaic Holdings, Inc.
6.75% due 08/01/32[5]	500,000	517,852
Assurant, Inc.
7.00% due 03/27/48[7]	400,000	412,281
Macquarie Bank Ltd.
3.62% due 06/03/30[5]	375,000	359,184
Fort Eisenhower Housing LLC
6.32% due 05/15/51[5]	200,000	187,293
Atlas Mara Ltd.
due 12/31/21†††,2,12	180,783	–
Total Financial		293,965,326
Consumer, Cyclical – 5.0%
Intralot Capital Luxembourg S.A.
6.50% (3 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 10/15/31◊,5	EUR 3,550,000	4,032,816
6.75% due 10/15/31[5]	EUR 1,750,000	1,972,759
Deuce FinCo plc
7.00% due 11/20/31[5]	GBP 4,500,000	5,926,133
Penn Entertainment, Inc.
4.13% due 07/01/29[1,5]	6,115,000	5,655,997
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	3,210,000	3,215,847
5.00% due 06/01/31[5]	2,000,000	1,919,721
Crocs, Inc.
4.25% due 03/15/29[5]	3,238,000	3,127,895
4.13% due 08/15/31[5]	1,625,000	1,498,074

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Consumer, Cyclical – 5.0% (continued)
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]	4,995,000	$ 4,578,920
AccorInvest Group S.A.
5.63% due 05/15/32[5]	EUR 2,550,000	3,043,267
6.38% due 10/15/29[5]	EUR 600,000	729,408
5.81% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 05/15/32◊,5	EUR 600,000	700,526
Wabash National Corp.
4.50% due 10/15/28[5]	4,800,000	4,393,641
TVL Finance plc
5.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/30◊	EUR 3,500,000	4,044,165
Station Casinos LLC
4.63% due 12/01/31[1,5]	4,200,000	3,974,348
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[1,5]	3,950,000	3,973,991
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[5]	4,100,000	3,948,934
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[1,5]	3,353,000	3,465,735
Live Nation Entertainment, Inc.
6.50% due 05/15/27[1,5]	3,350,000	3,383,416
QuickTop HoldCo AB
6.53% (3 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 03/31/30◊	EUR 2,800,000	3,314,997
JB Poindexter & Company, Inc.
8.75% due 12/15/31[5]	3,020,000	3,149,032
Air Canada
4.63% due 08/15/29[1,5]	CAD 2,900,000	2,070,554
3.88% due 08/15/26[5]	825,000	820,547
Scotts Miracle-Gro Co.
4.00% due 04/01/31	2,150,000	2,009,856
4.38% due 02/01/32	700,000	654,496
United Airlines, Inc.
4.63% due 04/15/29[1,5]	2,575,000	2,561,972
Lindblad Expeditions LLC
7.00% due 09/15/30[5]	2,475,000	2,538,318
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[1,5]	2,277,429	2,331,975
New Flyer Holdings, Inc.
9.25% due 07/01/30[5]	2,100,000	2,249,138
Park River Holdings, Inc.
8.00% due 03/15/31[5]	1,950,000	2,014,451
Yum! Brands, Inc.
4.63% due 01/31/32[1]	1,987,000	1,956,481
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[5]	2,000,000	1,934,409

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Consumer, Cyclical – 5.0% (continued)
Whirlpool Corp.
4.70% due 05/14/32	1,200,000	$ 1,115,544
4.50% due 06/01/46	550,000	423,127
4.60% due 05/15/50	500,000	382,180
Clarios Global Limited Partnership / Clarios US Finance Co.
6.75% due 09/15/32[5]	1,500,000	1,542,862
4.75% due 06/15/31[5]	EUR 300,000	354,534
RB Global Holdings, Inc.
7.75% due 03/15/31[5]	1,750,000	1,834,162
HP Communities LLC
6.82% due 09/15/53[5]	896,739	875,646
6.16% due 09/15/53[5]	1,000,000	787,778
ONE Hotels GmbH
7.75% due 04/02/31[5]	EUR 1,300,000	1,605,462
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[5]	1,625,000	1,599,260
Hanesbrands, Inc.
9.00% due 02/15/31[5]	1,500,000	1,580,158
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[5]	850,000	839,710
4.00% due 10/15/30[5]	725,000	690,843
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[5]	1,350,000	1,254,532
QXO Building Products, Inc.
6.75% due 04/30/32[5]	1,200,000	1,253,179
Boyne USA, Inc.
4.75% due 05/15/29[5]	1,250,000	1,230,109
NCL Corporation Ltd.
6.25% due 09/15/33[5]	1,175,000	1,160,932
Somnigroup International, Inc.
3.88% due 10/15/31[5]	700,000	654,929
4.00% due 04/15/29[5]	500,000	486,851
Allison Transmission, Inc.
3.75% due 01/30/31[5]	1,100,000	1,025,846
Central Garden & Pet Co.
4.13% due 10/15/30	625,000	599,026
4.13% due 04/30/31[5]	400,000	377,615
Beach Acquisition Bidco, LLC
5.25% due 07/15/32[5]	EUR 700,000	831,850
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]	850,000	750,554
Velocity Vehicle Group LLC
8.00% due 06/01/29[5]	370,000	364,924
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27[1]	359,792	354,145

See notes to financial statements.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Consumer, Cyclical – 5.0% (continued)
Superior Plus, LP
4.25% due 05/18/28[1,5]	CAD 350,000	$ 246,608
Caesars Entertainment, Inc.
6.00% due 10/15/32[5]	154,000	146,921
Aramark Services, Inc.
5.00% due 02/01/28[5]	110,000	110,066
Exide Technologies
due 10/31/24†††,2,12	2,353,687	3
Total Consumer, Cyclical		115,671,175
Communications – 4.5%
McGraw-Hill Education, Inc.
8.00% due 08/01/29[5]	6,300,000	6,378,504
5.75% due 08/01/28[1,5]	3,525,000	3,527,894
Altice France S.A.
6.88% due 07/15/32[5]	6,295,567	6,136,380
6.50% due 04/15/32[5]	2,329,552	2,266,489
9.50% due 11/01/29[5]	1,001,130	1,027,473
Cogent Communications Group LLC / Cogent Finance, Inc.
7.00% due 06/15/27[1,5]	7,500,000	7,427,740
Bell Telephone Company of Canada or Bell Canada
6.88% due 09/15/55[7]	6,550,000	6,798,572
British Telecommunications plc
4.88% due 11/23/81[1,5,7]	5,550,000	5,331,849
4.25% due 11/23/81[1,5,7]	950,000	939,865
VZ Secured Financing B.V.
5.00% due 01/15/32[5]	6,850,000	6,223,863
AMC Networks, Inc.
10.50% due 07/15/32[5]	4,092,000	4,383,588
10.25% due 01/15/29[5]	1,100,000	1,154,002
4.25% due 02/15/29	81,000	71,120
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[5]	5,725,000	5,562,321
Paramount Global
4.95% due 05/19/50[1]	6,390,000	4,975,503
Rogers Communications, Inc.
7.13% due 04/15/55[1,7]	3,000,000	3,175,665
4.55% due 03/15/52	1,754,000	1,424,902
4.50% due 03/15/42	421,000	364,500
TELUS Corp.
7.00% due 10/15/55[7]	4,500,000	4,697,460
Vmed O2 UK Financing I plc
6.75% due 01/15/33[5]	2,700,000	2,688,835
4.25% due 01/31/31[5]	1,225,000	1,119,437
4.75% due 07/15/31[5]	650,000	599,792

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Communications – 4.5% (continued)
Sunrise FinCo I B.V.
4.88% due 07/15/31[5]	4,550,000	$ 4,347,343
Corning, Inc.
4.38% due 11/15/57[1]	4,100,000	3,376,556
Vodafone Group plc
5.13% due 06/04/81[1,7]	4,100,000	3,253,780
CSC Holdings LLC
11.25% due 05/15/28[5]	2,750,000	2,133,122
4.63% due 12/01/30[5]	1,913,000	683,206
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[1,5]	3,018,000	2,651,332
Sirius XM Radio LLC
3.88% due 09/01/31[5]	2,300,000	2,097,143
Ciena Corp.
4.00% due 01/31/30[5]	2,150,000	2,073,086
Level 3 Financing, Inc.
3.88% due 10/15/30[5]	1,500,000	1,342,155
4.00% due 04/15/31[5]	410,000	360,799
Cox Communications, Inc.
2.95% due 10/01/50[5]	1,528,000	865,240
5.80% due 12/15/53[5]	525,000	455,863
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	1,200,000	1,118,862
Match Group Holdings II LLC
3.63% due 10/01/31[5]	875,000	800,757
Ziggo B.V.
4.88% due 01/15/30[5]	725,000	686,886
Zayo Group Holdings, Inc.
9.25% due 03/09/30[5]	675,473	622,381
Time Warner Cable LLC
4.50% due 09/15/42	620,000	483,637
Ziggo Bond Company B.V.
5.13% due 02/28/30[5]	500,000	448,793
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	681,000	447,073
Castor S.p.A.
7.26% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊	EUR 200,000	216,502
Total Communications		104,740,270
Industrial – 4.4%
AP Grange Holdings LLC
6.50% due 03/20/45†††	11,000,000	11,632,500
5.00% due 03/20/45†††	1,200,000	1,248,000
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]	7,717,000	7,724,739
5.25% due 07/15/28[5]	1,309,000	1,310,094

See notes to financial statements.

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Industrial – 4.4% (continued)
Standard Industries, Inc.
4.38% due 07/15/30[1,5]	7,050,000	$ 6,835,913
3.38% due 01/15/31[5]	1,100,000	1,009,220
Brundage-Bone Concrete Pumping Holdings, Inc.
7.50% due 02/01/32[5]	5,600,000	5,673,651
Terminal Investment Limited Holding
6.23% due 10/01/40†††	5,000,000	5,123,430
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	4,500,000	4,667,169
AITX Finco LLC
6.00% due 10/23/35†††	4,500,000	4,513,422
AmeriTex HoldCo Intermediate LLC
7.63% due 08/15/33[5]	4,250,000	4,465,020
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[1,5]	4,500,000	4,382,474
Builders FirstSource, Inc.
6.38% due 06/15/32[5]	2,500,000	2,603,725
4.25% due 02/01/32[5]	1,675,000	1,592,015
Calderys Financing LLC
11.25% due 06/01/28[1,5]	3,737,000	3,972,397
Enviri Corp.
5.75% due 07/31/27[5]	3,824,000	3,828,669
Boots Group Finco, LP
5.38% due 08/31/32[5]	EUR 2,200,000	2,622,071
7.38% due 08/31/32[5]	GBP 500,000	679,717
Lottomatica Group SpA
4.88% due 01/31/31[5]	EUR 2,550,000	3,044,476
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/27[5]	1,875,000	1,807,830
9.25% due 04/15/27[5]	1,000,000	940,001
Quikrete Holdings, Inc.
6.75% due 03/01/33[5]	2,425,000	2,525,000
Clearwater Paper Corp.
4.75% due 08/15/28[5]	2,547,000	2,371,104
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[5]	2,600,000	2,272,417
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[5]	2,300,000	2,140,701
GrafTech Finance, Inc.
4.63% due 12/23/29[5]	2,860,000	2,105,675
Howmet Aerospace, Inc.
3.00% due 01/15/29	1,175,000	1,140,530
5.95% due 02/01/37[1]	875,000	957,291
TK Elevator US Newco, Inc.
5.25% due 07/15/27[5]	1,550,000	1,552,596

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Industrial – 4.4% (continued)
Amsted Industries, Inc.
4.63% due 05/15/30[5]	950,000	$ 937,018
6.38% due 03/15/33[5]	500,000	517,285
Cellnex Finance Company S.A.
3.88% due 07/07/41[5]	1,750,000	1,400,404
Waste Pro USA, Inc.
7.00% due 02/01/33[5]	1,200,000	1,248,126
Worldpay US, Inc.
8.50% due 01/15/31	GBP 750,000	1,061,587
AP Grange Holdings LLC Deferral
6.50% due 03/20/45†††	716,060	716,059
GATX Corp.
4.00% due 06/30/30[1]	560,000	552,281
Emerald Debt Merger Sub LLC
6.38% due 12/15/30	EUR 450,000	544,291
TopBuild Corp.
4.13% due 02/15/32[5]	400,000	381,389
Arcosa, Inc.
4.38% due 04/15/29[5]	350,000	343,014
Hillenbrand, Inc.
3.75% due 03/01/31[1]	250,000	250,108
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[5]	125,000	118,041
Vertical Midco GmbH
4.38% due 07/15/27	EUR 100,000	116,192
Total Industrial		102,927,642
Consumer, Non-cyclical – 4.4%
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]	8,025,000	7,262,588
Medline Borrower, LP
5.25% due 10/01/29[1,5]	5,200,000	5,212,147
3.88% due 04/01/29[5]	2,000,000	1,941,521
BCP V Modular Services Finance II plc
6.13% due 11/30/28[5]	GBP 4,250,000	5,288,288
4.75% due 11/30/28[5]	EUR 1,550,000	1,706,652
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]	5,363,000	5,267,632
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[5]	2,400,000	2,331,716
7.38% due 03/15/33[5]	2,250,000	2,292,903
Reynolds American, Inc.
5.70% due 08/15/35[1]	4,150,000	4,368,303
CPI CG, Inc.
10.00% due 07/15/29[5]	4,123,000	4,331,212

See notes to financial statements.

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Consumer, Non-cyclical – 4.4% (continued)
Altria Group, Inc.
3.70% due 02/04/51[1]	6,000,000	$ 4,319,778
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[1]	4,800,000	3,783,148
Post Holdings, Inc.
4.50% due 09/15/31[5]	3,925,000	3,701,135
Upbound Group, Inc.
6.38% due 02/15/29[5]	3,625,000	3,539,719
Sotheby’s
7.38% due 10/15/27[5]	3,399,000	3,370,735
AZ Battery Property LLC
6.73% due 02/20/46†††	3,000,000	2,991,622
DaVita, Inc.
4.63% due 06/01/30[5]	1,900,000	1,842,882
3.75% due 02/15/31[5]	1,200,000	1,112,769
Neogen Food Safety Corp.
8.63% due 07/20/30[5]	2,450,000	2,608,253
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]	2,700,000	2,539,478
US Foods, Inc.
4.63% due 06/01/30[1,5]	2,500,000	2,467,137
Sammontana Italia SpA
5.78% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 10/15/31◊,5	EUR 2,025,000	2,365,471
Verisure Holding AB
5.50% due 05/15/30[5]	EUR 1,950,000	2,344,738
Option Care Health, Inc.
4.38% due 10/31/29[5]	2,275,000	2,229,802
Albion Financing 1 SARL
5.38% due 05/21/30[5]	EUR 1,700,000	2,031,736
ADT Security Corp.
4.13% due 08/01/29[5]	1,050,000	1,021,601
4.88% due 07/15/32[5]	1,000,000	969,329
Nobel Bidco B.V.
3.13% due 06/15/28	EUR 1,750,000	1,986,977
CVS Health Corp.
7.00% due 03/10/55[7]	1,850,000	1,945,025
Albion Financing 1 SARL / Aggreko Holdings, Inc.
7.00% due 05/21/30[5]	1,550,000	1,611,154
5.38% due 05/21/30	EUR 100,000	119,514
Grifols S.A.
4.75% due 10/15/28[1,5]	1,350,000	1,319,836
3.88% due 10/15/28	EUR 300,000	343,486
APi Group DE, Inc.
4.75% due 10/15/29[5]	1,225,000	1,203,729
4.13% due 07/15/29[5]	400,000	388,665

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 67

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Consumer, Non-cyclical – 4.4% (continued)
HealthEquity, Inc.
4.50% due 10/01/29[5]	1,550,000	$ 1,523,087
Carriage Services, Inc.
4.25% due 05/15/29[5]	1,554,000	1,488,546
Royalty Pharma plc
3.55% due 09/02/50[1]	2,100,000	1,477,427
Herc Holdings, Inc.
7.00% due 06/15/30[5]	820,000	860,780
7.25% due 06/15/33[5]	580,000	614,016
TreeHouse Foods, Inc.
4.00% due 09/01/28	1,150,000	1,138,572
Perrigo Finance Unlimited Co.
5.38% due 09/30/32	EUR 900,000	1,053,521
Avantor Funding, Inc.
3.88% due 11/01/29[5]	925,000	882,847
Valvoline, Inc.
3.63% due 06/15/31[5]	760,000	700,542
Prestige Brands, Inc.
3.75% due 04/01/31[5]	300,000	279,550
Darling Ingredients, Inc.
6.00% due 06/15/30[5]	250,000	253,872
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited
Partnership / Albertsons LLC
5.88% due 02/15/28[5]	100,000	100,156
Total Consumer, Non-cyclical		102,533,597
Energy – 2.7%
ITT Holdings LLC
6.50% due 08/01/29[1,5]	8,050,000	7,802,642
BP Capital Markets plc
4.88%[7,9]	5,650,000	5,631,930
6.13%[1,7,9]	1,025,000	1,057,104
Occidental Petroleum Corp.
6.20% due 03/15/40	2,100,000	2,147,494
7.00% due 11/15/27	2,000,000	2,089,912
4.30% due 08/15/39	2,100,000	1,786,386
4.63% due 06/15/45	750,000	600,805
Venture Global LNG, Inc.
9.88% due 02/01/32[5]	6,000,000	6,246,792
CVR Energy, Inc.
8.50% due 01/15/29[1,5]	3,950,000	4,062,460
5.75% due 02/15/28[5]	2,100,000	2,069,955
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29	2,980,000	3,016,064
7.13% due 07/01/33[5]	2,600,000	2,640,700
Energy Transfer, LP
7.38% due 02/01/31[1,5]	3,800,000	3,954,499

See notes to financial statements.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Energy – 2.7% (continued)
Sunoco, LP
4.63% due 05/01/30[5]	2,700,000	$ 2,632,063
4.50% due 10/01/29[5]	1,300,000	1,266,630
Buckeye Partners, LP
5.85% due 11/15/43	3,750,000	3,548,572
ONEOK, Inc.
6.50% due 09/01/30[1,5]	2,600,000	2,788,717
Hess Corp.
5.60% due 02/15/41[1]	1,550,000	1,623,049
6.00% due 01/15/40[1]	1,000,000	1,094,899
NuStar Logistics, LP
6.38% due 10/01/30	1,780,000	1,864,694
5.63% due 04/28/27	200,000	202,045
6.00% due 06/01/26	125,000	125,332
TransMontaigne Partners LLC
8.50% due 06/15/30[5]	1,600,000	1,635,941
Expand Energy Corp.
5.38% due 02/01/29[1]	1,400,000	1,403,175
Phillips 66 Co.
6.20% due 03/15/56[7]	431,000	431,590
5.88% due 03/15/56[7]	431,000	424,501
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[5]	775,000	710,027
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[1,5]	208,808	195,120
Total Energy		63,053,098
Technology – 1.6%
Capstone Borrower, Inc.
8.00% due 06/15/30[5]	5,575,000	5,683,772
Cloud Software Group, Inc.
6.50% due 03/31/29[1,5]	5,630,000	5,675,219
Foundry JV Holdco LLC
6.20% due 01/25/37[1,5]	4,750,000	5,063,976
TeamSystem SpA
5.53% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/31/31◊,5	EUR 2,500,000	2,915,717
3.50% due 02/15/28	EUR 1,700,000	1,964,556
Oracle Corp.
3.95% due 03/25/51[1]	2,100,000	1,461,362
5.20% due 09/26/35[1]	1,200,000	1,175,868
5.88% due 09/26/45	750,000	707,187
5.95% due 09/26/55	750,000	702,777
4.80% due 09/26/32	375,000	368,664
Castor S.p.A.
7.26% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,5	EUR 2,300,000	2,489,770
Dye & Durham Ltd.
8.63% due 04/15/29[5]	2,500,000	2,292,874

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Technology – 1.6% (continued)
Twilio, Inc.
3.88% due 03/15/31[1]	2,000,000	$ 1,915,184
Gartner, Inc.
4.50% due 07/01/28[1,5]	1,700,000	1,693,956
Xerox Corp.
10.25% due 10/15/30[5]	1,645,000	1,686,614
Total Technology		35,797,496
Basic Materials – 1.3%
Compass Minerals International, Inc.
8.00% due 07/01/30[5]	4,595,000	4,783,647
6.75% due 12/01/27[5]	766,000	765,848
SK Invictus Intermediate II SARL
5.00% due 10/30/29[1,5]	5,250,000	5,167,037
Kaiser Aluminum Corp.
4.50% due 06/01/31[1,5]	4,860,000	4,657,916
Alumina Pty Ltd.
6.38% due 09/15/32[5]	2,850,000	2,966,981
WR Grace Holdings LLC
4.88% due 06/15/27[5]	1,535,000	1,520,951
6.63% due 08/15/32[5]	550,000	545,953
7.38% due 03/01/31[5]	500,000	508,095
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28[5]	EUR 1,800,000	2,187,651
Corporation Nacional del Cobre de Chile
6.78% due 01/13/55[5]	1,700,000	1,833,110
Arsenal AIC Parent LLC
8.00% due 10/01/30[5]	1,550,000	1,646,312
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,350,000	1,339,875
HB Fuller Co.
4.25% due 10/15/28	1,150,000	1,118,145
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	353,000	352,917
Mirabela Nickel Ltd.
due 06/24/19†††,2,12	2,667,995	6,670
Total Basic Materials		29,401,108
Utilities – 1.1%
Sierra Pacific Power Co.
6.20% due 12/15/55[7]	5,425,000	5,377,839
PacifiCorp
7.38% due 09/15/55[7]	4,969,000	5,052,683
ContourGlobal Power Holdings S.A.
5.00% due 02/28/30[5]	EUR 2,950,000	3,499,976

See notes to financial statements.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.7% (continued)
Utilities – 1.1% (continued)
Dominion Energy, Inc.
6.20% due 02/15/56[7]	2,250,000	$ 2,272,259
Alexander Funding Trust II
7.47% due 07/31/28[1,5]	1,950,000	2,081,462
Clearway Energy Operating LLC
3.75% due 02/15/31[1,5]	1,663,000	1,549,519
3.75% due 01/15/32[5]	525,000	480,644
Terraform Global Operating, LP
6.13% due 03/01/26[5]	2,035,000	2,016,001
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[7]	1,576,000	1,635,773
CMS Energy Corp.
6.50% due 06/01/55[7]	1,570,000	1,625,141
Total Utilities		25,591,297
Total Corporate Bonds
(Cost $888,347,978)		873,681,009
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7%
Consumer, Cyclical – 8.2%
Pacific Bells LLC
7.75% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 11/13/28	7,748,332	7,767,703
FR Refuel LLC
8.78% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	7,676,655	7,580,697
MB2 Dental Solutions LLC
9.42% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	7,447,471	7,413,310
PetSmart LLC
7.96% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/09/32	6,136,000	6,079,733
Applegreen Ltd.
7.07% (3 Month EURIBOR + 5.00%, Rate Floor: 5.00%) due 01/23/32	EUR 4,800,000	5,603,156
PHM Group Holding OY
5.52% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 04/22/32	EUR 4,600,000	5,348,768
Zephyr Bidco Ltd.
8.75% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/20/28	GBP 4,000,000	5,290,867
Allwyn Entertainment Financing US LLC
4.96% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 03/29/32	EUR 4,350,000	5,062,566
Alexander Mann
10.37% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	5,264,560	4,966,217
B&B Hotels
5.87% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/21/31	EUR 4,150,000	4,831,971
Normec 1 B.V.
5.21% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 04/16/31	EUR 4,125,000	4,823,589
QSRP Finco B.V.
6.07% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 06/19/31	EUR 4,100,000	4,784,840

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Consumer, Cyclical – 8.2% (continued)
Grant Thornton Advisors LLC
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/30/31	3,050,000	$ 3,054,361
5.18% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/11/32	EUR 1,275,000	1,486,859
Accuride Corp.
8.72% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 3.00%)
due 03/07/30†††,4,10	2,254,981	4,224,906
Shaw Development LLC
9.84% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††	4,401,064	4,145,994
Citrin Cooperman Advisors LLC
7.00% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/01/32	4,100,000	4,110,250
ATG Entertainment
8.47% (3 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/19/32†††	GBP 3,000,000	3,971,248
Tipico
5.32% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/22/28	EUR 1,650,000	1,917,718
5.32% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/18/28	EUR 1,600,000	1,859,476
Tortuga Resorts GHD LLC
due 08/13/32	3,825,000	3,772,406
Betclic Everest Group SAS
5.01% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 12/09/31	EUR 3,150,000	3,682,188
Socotec Holding
7.37% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/02/31	2,277,000	2,287,429
5.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/02/31	EUR 1,050,000	1,228,468
One Hotels GmbH
6.28% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 06/04/32	EUR 3,000,000	3,486,308
Alterra Mountain Co.
6.42% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/31/30	2,993,908	2,997,651
6.42% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 08/17/28	461,985	462,853
Scenic Cruises
8.51% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/19/32	3,400,000	3,404,352
Shilton BidCo Ltd.
5.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 01/14/30	EUR 2,900,000	3,354,820
Breitling Financing SARL
5.94% (6 Month EURIBOR + 3.90%, Rate Floor: 3.90%) due 10/25/28	EUR 3,000,000	3,207,890
The Facilities Group
9.67% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	3,234,561	3,193,517
Apro LLC
7.68% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/09/31	3,143,374	3,150,258
NFM & J LLC
9.69% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	3,181,920	3,141,544
Restaurant Brands
5.62% (3 Month EURIBOR + 3.60%, Rate Floor: 3.60%) due 10/23/31	EUR 2,450,000	2,859,603
Cervantes Bidco S.L.U.
5.29% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 12/03/31	EUR 2,400,000	2,804,196
Seren BidCo AB
7.31% (3 Month SOFR + 3.40%, Rate Floor: 3.90%) due 11/16/28	2,758,037	2,765,953

See notes to financial statements.

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Consumer, Cyclical – 8.2% (continued)
Mavis Tire Express Services TopCo Corp.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/04/28	2,658,505	$ 2,664,699
Drive Bidco B.V.
5.54% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/31	EUR 2,200,000	2,564,488
Paint Intermediate III LLC
6.87% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/09/31	2,487,500	2,485,958
Bulldog Purchaser, Inc.
7.69% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 06/28/31	2,470,944	2,479,815
Caesars Entertainment, Inc.
6.17% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 02/06/31	1,970,000	1,946,202
6.17% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 02/06/30	448,250	443,395
Eagle Bidco Ltd.
5.71% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/27/32	EUR 2,000,000	2,338,130
Oil Changer Holding Corp.
10.97% ((3 Month Term SOFR + 6.75%) and (6 Month Term SOFR + 6.75%),
Rate Floor: 7.75%) due 02/08/27†††	2,163,955	2,163,955
Clarios Global, LP
6.67% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/28/32	1,400,000	1,403,934
4.96% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 07/16/31	EUR 600,000	699,002
Blue Ribbon LLC
11.86% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) (in-kind rate was 4.00%)
due 05/08/28[10]	2,121,083	2,099,872
CCRR Parent, Inc.
8.33% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	6,574,224	2,070,881
Imagefirst Holdings LLC
7.31% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/07/32	2,025,000	2,025,000
Entain Holdings (Gibraltar) Ltd.
5.29% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/28	EUR 1,663,043	1,928,131
TransNetwork LLC
8.75% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/30/30†††	1,880,856	1,824,431
Scientific Games Corp.
6.93% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	1,824,694	1,788,437
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
due 04/03/25[12]	2,482,875	1,713,184
Sweetwater Sound
8.28% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 08/07/28	1,608,948	1,611,973
Thevelia US LLC
7.00% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 06/18/29	1,574,621	1,577,077
Secretariat Advisors LLC
8.00% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/28/32	1,554,019	1,554,019
Upbound Group, Inc.
6.63% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 08/12/32	1,550,000	1,551,938
EG Finco Ltd.
7.32% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/07/28	1,532,387	1,537,184

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Consumer, Cyclical – 8.2% (continued)
SHO Holding I Corp.
10.53% (1 Month Term SOFR + 6.50%, Rate Floor: 7.50%) due 06/30/29†††	1,133,094	$ 1,124,553
5.46% (1 Month Term SOFR + 4.90%, Rate Floor: 5.90%) due 06/30/29†††	428,358	376,955
Arcis Golf LLC
6.67% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 11/24/28	1,293,924	1,295,943
Parts Europe SA
5.00% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 02/03/31	EUR 1,000,000	1,170,225
Fertitta Entertainment LLC
7.17% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 01/27/29	1,158,727	1,157,163
American Auto Auction Group LLC
8.50% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 05/22/32	1,094,500	1,073,705
Congruex Group LLC
10.49% (3 Month Term SOFR + 1.50%, Rate Floor: 2.25%) (in-kind rate was 5.00%)
due 05/03/29[10]	1,254,689	1,017,653
Dealer Tire LLC
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 07/02/31	990,019	988,781
PT Intermediate Holdings III LLC
9.00% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) (in-kind rate was 1.75%)
due 04/09/30†††,10	937,951	930,916
9.00% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/09/30†††	9,792	9,719
AmSpec Parent LLC
7.50% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/22/31	518,700	519,131
7.44% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/22/31	79,920	79,986
Anticimex Global AB
due 11/17/31	525,000	527,788
Weight Watchers International, Inc.
10.80% (3 Month Term SOFR + 6.80%, Rate Floor: 7.30%) due 06/24/30	273,050	240,868
Total Consumer, Cyclical		191,108,756
Industrial – 6.8%
Capstone Acquisition Holdings, Inc.
8.52% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	8,276,016	8,239,744
8.52% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/13/29†††	531,324	528,995
Merlin Buyer, Inc.
8.00% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	7,179,496	7,233,343
Engineered Machinery Holdings, Inc.
7.76% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/19/28	2,263,243	2,269,716
6.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 05/19/28	EUR 1,600,000	1,868,183
due 11/22/32	1,308,409	1,313,315
Hunter Douglas, Inc.
7.00% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/17/32	3,622,625	3,629,870
5.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 01/17/32	EUR 1,250,000	1,456,196
Integrated Power Services Holdings, Inc.
8.78% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/22/28†††	4,994,845	4,984,199
8.80% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/22/28†††	94,943	94,741

See notes to financial statements.

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Industrial – 6.8% (continued)
Fugue Finance LLC
6.57% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/09/32	5,057,737	$ 5,070,685
Pregis TopCo LLC
7.92% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/28/29	5,035,232	5,057,286
FCG Acquisitions, Inc.
7.17% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 03/31/28	5,001,421	5,013,824
Atlantic Aviation
6.42% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 09/23/31	4,919,035	4,939,842
Aegion Corp.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 05/17/28	4,896,067	4,918,050
Michael Baker International LLC
7.84% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	4,764,339	4,766,340
Hobbs & Associates LLC
due 07/23/31	4,708,333	4,684,792
Boluda Towage S.L.
5.46% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/30	EUR 3,950,000	4,614,735
Charter Next Generation, Inc.
6.71% (1 Month Term SOFR + 2.75%, Rate Floor: 3.50%) due 11/29/30	4,596,423	4,614,165
Inspired Finco Holdings, Ltd.
5.21% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/28/31	EUR 3,800,000	4,431,996
VDK Groep B.V.
5.43% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/23/32	EUR 3,750,000	4,382,165
ASP Dream Acquisiton Co. LLC
8.27% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/15/28	4,190,539	3,960,059
Engineering Research And Consulting LLC
8.92% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/29/31	4,565,500	3,949,158
STS Operating, Inc.
8.02% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/25/31	3,940,000	3,932,632
Pelican Products, Inc.
8.51% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	4,417,484	3,926,083
Galileo Global Education
5.30% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/31/31	EUR 3,150,000	3,649,329
Convergint
7.67% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/12/32	3,480,598	3,486,028
Cognita Ltd.
7.87% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 10/27/31	1,985,037	1,985,037
5.87% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 04/25/29	EUR 1,000,000	1,169,192
O-I Glass, Inc.
6.84% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/30/32	3,050,000	3,055,094
Infragroup
5.32% (3 Month EURIBOR + 3.20%, Rate Floor: 3.20%) due 09/27/30	EUR 2,600,000	3,035,254
Talbot Participation SAS
5.51% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/27/32	EUR 2,550,000	2,980,198
Climater Bidco II
6.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/31/32†††	EUR 2,450,000	2,835,780

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Industrial – 6.8% (continued)
IFCO Management GmbH
due 07/30/32	EUR 2,400,000	$ 2,800,074
DXP Enterprises, Inc.
7.67% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/11/30	2,561,640	2,575,524
CIRCOR
6.91% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/20/31	2,450,000	2,462,250
Service Logic Acquisition, Inc.
6.84% ((1 Month Term SOFR + 3.00%) and (3 Month Term SOFR + 3.00%),
Rate Floor: 3.75%) due 10/29/27	2,460,466	2,457,390
Quimper AB
5.86% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/25/30	EUR 2,000,000	2,337,549
White Cap Supply Holdings LLC
7.21% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/19/29	2,147,055	2,152,509
Mannington Mills, Inc.
8.67% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/07/32†††	2,122,250	2,101,028
OptiGroup
7.21% (1 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 03/16/29	EUR 1,600,000	1,737,888
API Holdings III Corp.
11.00% (3 Month Term SOFR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 6.00%)
due 05/09/27[10]	1,760,820	1,572,412
11.00% (3 Month Term SOFR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 6.00%)
due 03/25/27[10]	132,604	133,930
Pioneer Acquisitionco LLC
7.11% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/23/32†††	1,550,000	1,553,875
LBM Acquisition LLC
7.81% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 06/06/31	1,624,438	1,528,320
Apave S.A.
5.29% (1 Month EURIBOR + 3.27%, Rate Floor: 3.27%) due 12/09/31	EUR 1,150,000	1,346,933
Vista Management Holding, Inc.
7.74% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/26/31	1,336,500	1,345,602
ProAmpac PG Borrower LLC
7.88% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 09/15/28	1,303,894	1,304,220
ILPEA Parent, Inc.
7.92% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28	1,216,823	1,213,026
Spring Education Group, Inc.
7.25% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/04/30	1,179,000	1,182,690
Park River Holdings, Inc.
8.49% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/24/32	1,090,000	1,092,594
Merlin Buyer, Inc.
8.75% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	1,077,889	1,085,974
Berlin Packaging LLC
7.24% ((1 Month Term SOFR + 3.25%) and (3 Month Term SOFR + 3.25%),
Rate Floor: 3.25%) due 06/09/31	666,481	667,001
Icebox Holdco III, Inc.
7.25% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 12/22/28	628,372	631,124

See notes to financial statements.

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Industrial – 6.8% (continued)
Valcour Packaging LLC
9.21% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 10/04/28	360,023	$ 363,263
7.82% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 2.25%)
due 10/04/28[10]	247,797	187,912
Osmose Utility Services, Inc.
7.28% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 06/23/28	490,390	473,535
Student Transportation Of America Holdings, Inc.
7.25% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/24/32	418,875	420,995
7.27% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/24/32	30,000	30,152
Total Industrial		156,833,796
Financial – 5.8%
Higginbotham Insurance Agency, Inc.
8.42% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	7,960,653	7,915,477
8.67% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/24/28†††	436,459	433,982
Eisner Advisory Group
7.92% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	8,302,968	8,327,213
HighTower Holding LLC
6.65% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/03/32	7,916,967	7,907,071
Aretec Group, Inc.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 08/09/30	4,682,655	4,693,940
due 08/09/30	2,900,000	2,906,989
Cliffwater LLC
8.92% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 04/22/32†††	6,775,950	6,755,159
Asurion LLC
8.27% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/19/28	3,857,481	3,848,378
8.17% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	2,488,500	2,441,610
Ardonagh Midco 3 plc
6.94% ((3 Month Term SOFR + 2.75%) and (6 Month Term SOFR + 2.75%),
Rate Floor: 2.75%) due 02/18/31	3,830,774	3,816,409
5.60% (3 Month EURIBOR + 3.63%, Rate Floor: 3.63%) due 02/15/31	EUR 1,720,000	1,999,754
Orion Advisor Solutions, Inc.
7.11% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/09/30	5,554,086	5,577,580
Cegid Group
4.82% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 07/10/28	EUR 4,650,000	5,403,561
Kroll, Inc.
9.81% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) (in-kind rate was 2.75%)
due 09/13/32†††,10	5,350,000	5,329,731
Sandy Bidco B.V.
5.96% (6 Month EURIBOR + 3.85%, Rate Floor: 3.85%) due 08/17/29	EUR 4,550,000	5,216,978
Cobham Ultra SeniorCo SARL
8.37% (6 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 08/03/29	4,615,736	4,629,767
Nexus Buyer LLC
7.42% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/31/31	4,687,360	4,626,518

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Financial – 5.8% (continued)
Howden Group Holdings Ltd.
5.44% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/15/31	EUR 3,750,000	$ 4,381,469
Diot-Siaci
5.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/26/32	EUR 3,450,000	4,031,192
Tegra118 Wealth Solutions, Inc.
7.89% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	3,681,995	3,632,288
IntraFi
9.67% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 01/14/32	3,300,000	3,266,307
CFC USA 2025 LLC
7.74% (3 Month Term SOFR + 8.20%, Rate Floor: 8.20%) due 05/29/32	3,200,000	3,108,000
Chrysaor Bidco SARL
7.14% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 10/30/31	3,000,000	3,008,250
Cross Financial Corp.
6.67% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/31/31	2,786,000	2,796,447
Assetmark Financial Holdings, Inc.
6.75% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 09/05/31	2,600,383	2,606,858
Claros Mortgage Trust, Inc.
8.52% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/09/26	2,662,833	2,596,262
Saphilux SARL
6.73% ((1 Month Term SOFR + 3.00%) and (6 Month Term SOFR + 3.00%),
Rate Floor: 3.50%) due 07/27/28	2,476,323	2,487,937
Fusion Intermediate, LLC
12.10% (3 Month Term SOFR + 8.00%, Rate Floor: 8.00%) due 06/06/30	2,228,226	2,280,211
Penta Technologies BV
5.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/28/32	EUR 1,950,000	2,266,666
Galaxy Bidco Ltd.
6.12% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/19/29	EUR 1,800,000	2,111,397
AqGen Island Holdings, Inc.
due 08/02/28	2,079,000	2,085,924
Boots Group Bidco Ltd.
8.72% (3 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 08/30/32	GBP 1,500,000	1,998,312
EP Wealth Advisors, Inc.
6.89% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/16/32	1,800,000	1,803,384
OEG Borrower LLC
7.46% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/30/31	1,732,500	1,736,831
Awayday
9.15% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 05/01/32†††	1,527,778	1,512,500
Orion US FinCo
7.43% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/10/32	1,150,000	1,154,312
IMC Global Holdings
7.46% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/21/32	847,875	855,294
Osaic Holdings, Inc.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 08/02/32	800,000	801,320

See notes to financial statements.

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Financial – 5.8% (continued)
Avison Young (Canada), Inc.
12.32% (3 Month Term SOFR + 1.50%, Rate Floor: 3.50%) (in-kind rate was 6.50%)
due 03/12/29[10]	1,001,624	$ 488,292
12.10% (3 Month Term SOFR + 1.50%, Rate Floor: 3.50%) (in-kind rate was 6.50%)
due 03/12/29[10]	179,668	35,934
Eagle Point Holdings Borrower, LLC
7.63% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 03/31/28†††	250,000	250,000
7.75% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 03/31/28†††	250,000	250,000
Jones Deslauriers Insurance Management, Inc.
6.59% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/15/30	199,497	199,497
Total Financial		133,575,001
Technology – 5.7%
Visma AS
5.80% (6 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 12/05/28†††	EUR 7,750,000	9,037,770
Datix Bidco Ltd.
8.97% (6 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 04/30/31†††	GBP 3,920,000	5,189,098
8.73% (6 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 04/30/31†††	1,110,000	1,110,000
8.93% (1 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 10/30/30†††	52,500	47,326
Total Webhosting Solutions BV
5.96% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 11/06/31	EUR 5,500,000	6,268,328
TSG Solutions Holding SACA
5.30% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/04/32	EUR 4,775,000	5,556,908
Leia Finco US LLC
7.19% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/09/31	5,154,000	5,162,040
Kerridge Commercial Systems Group Ltd.
8.97% (3 Month GBP SONIA + 5.00%, Rate Floor: 5.75%) due 09/07/30†††	GBP 3,800,000	4,965,264
Kaseya, Inc.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/20/32	4,825,750	4,830,431
Team.Blue Finco SARL
5.51% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 09/30/29	EUR 4,150,000	4,820,366
Precise Midco B.V.
5.01% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 11/22/30	EUR 4,117,500	4,782,282
Planview Parent, Inc.
7.50% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/17/27	4,750,305	4,552,882
Modena Buyer LLC
8.09% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 07/01/31	4,629,992	4,532,346
DS Admiral Bidco LLC
8.17% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/26/31	4,648,034	4,516,355
Boxer Parent Co., Inc.
6.82% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/30/31	4,500,013	4,479,897
Bock Capital Bidco B.V.
5.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/29/28	EUR 3,800,000	4,435,082
Dayforce, Inc.
due 10/07/32	4,250,000	4,236,952

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Technology – 5.7% (continued)
Blackhawk Network Holdings, Inc.
7.92% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 03/12/29	4,137,782	$ 4,150,195
Sitecore Holding III A/S
11.03% (3 Month Term SOFR + 7.00%, Rate Floor: 7.50%) due 03/12/29†††	2,250,446	2,236,602
11.53% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) (in-kind rate was 5.73%)
due 03/12/29†††,10	EUR 1,614,600	1,861,995
Pushpay USA, Inc.
7.62% (6 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 08/18/31	3,870,750	3,856,235
Apttus Corp.
7.34% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/08/28	3,849,214	3,842,786
Indicor LLC
5.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/29	EUR 3,084,461	3,605,935
Zuora, Inc.
7.42% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/17/32	3,638,013	3,593,447
CoreLogic, Inc.
7.53% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 06/02/28	3,510,533	3,507,234
Polaris Newco LLC
6.07% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 06/02/28	EUR 2,474,227	2,681,398
8.10% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/02/28	625,909	588,993
Alteryx, Inc.
9.92% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 03/19/31†††	2,881,944	2,910,764
Redhalo Midco Ltd.
5.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/22/31	EUR 2,100,000	2,431,180
Xerox Corp.
7.84% ((3 Month Term SOFR + 4.00%) and (6 Month Term SOFR + 4.00%),
Rate Floor: 4.50%) due 11/17/29	2,565,359	2,315,647
Cordobes Holdco SL
5.64% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/02/29	EUR 1,816,364	2,110,274
Orsini Bidco BV
due 10/21/32	EUR 1,601,961	1,851,884
Athena Bidco GmbH (P&I)
5.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 05/31/32	EUR 1,575,000	1,842,264
Polaris Newco LLC
7.74% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	1,582,545	1,497,389
Finastra
11.29% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29	1,339,825	1,343,174
Ping Identity Corp.
6.59% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/31/32	1,300,000	1,304,875
Azurite Intermediate Holdings, Inc.
9.92% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 03/19/31†††	1,268,056	1,280,736
Dye & Durham Corp.
8.35% (3 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 04/11/31†††	1,420,714	1,278,643
BEP Intermediate Holdco LLC
6.67% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 04/28/31	888,789	894,344

See notes to financial statements.

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Technology – 5.7% (continued)
Storable, Inc.
7.17% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/16/31	845,750	$ 848,921
RealPage, Inc.
7.26% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/24/28	698,182	697,072
Conair Holdings LLC
7.78% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 05/17/28	1,324,857	652,492
Central Parent LLC
7.25% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/06/29	632,450	524,339
Marcel Bidco LLC
7.27% (1 Month SOFR + 3.00%, Rate Floor: 3.50%) due 11/13/30	495,019	495,019
Total Technology		132,727,164
Consumer, Non-cyclical – 5.5%
LaserAway Intermediate Holdings II LLC
9.89% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	7,422,374	7,348,151
Nidda Healthcare Holding GmbH
5.55% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/21/30	EUR 5,450,000	6,359,261
Women’s Care Holdings, Inc.
8.44% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	6,534,938	6,012,142
Artisan Newco B.V.
5.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/01/32	EUR 4,682,773	5,461,750
Addo Food Group Ltd.
9.47% (3 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 01/31/28	GBP 3,950,000	5,224,470
Domidep
5.36% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 10/24/29	EUR 4,400,000	5,138,422
Florida Food Products LLC
9.05% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/18/30	4,620,640	3,142,035
9.43% (3 Month Term SOFR + 5.50%, Rate Floor: 7.50%) due 10/18/30	1,805,108	1,781,046
Bowtie Germany Bidco GmbH
6.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 08/01/31	EUR 4,200,000	4,891,796
Recess Holdings, Inc.
7.62% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	4,826,776	4,843,380
Affidea
5.82% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/20/29	EUR 3,750,000	4,378,554
Gibson Brands, Inc.
9.07% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	4,740,313	4,289,983
Hanger, Inc.
7.42% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/23/31	4,223,075	4,231,986
Curriculum Associates LLC
8.67% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 05/07/32†††	4,200,000	4,180,741
Rainbow Finco SARL
8.47% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 02/26/29	GBP 3,000,000	3,959,652
AI Monet (Luxembourg) Parentco SARL
5.74% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/06/31	EUR 3,250,000	3,801,836

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 81

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Consumer, Non-cyclical – 5.5% (continued)
Culligan
6.91% ((1 Month Term SOFR + 3.00%) and (3 Month Term SOFR + 3.00%),
Rate Floor: 3.50%) due 07/31/28	3,712,617	$ 3,721,750
Protect Bidco Gmbh
due 09/26/32	EUR 3,200,000	3,713,159
Asterix AcquiCo GmbH
5.82% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/30/32	EUR 3,100,000	3,627,086
Blue Ribbon LLC
10.13% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	5,457,221	3,525,365
CHG PPC Parent LLC
5.46% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/08/28	EUR 2,500,000	2,921,443
Merative
8.75% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 09/30/32†††	2,728,205	2,728,205
Balrog Acquisition, Inc.
8.53% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/05/28†††	2,981,375	2,727,958
Sun III Ltd.
due 11/06/32	EUR 2,400,000	2,701,323
HAH Group Holding Co. LLC
8.92% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	2,993,894	2,657,919
IVI America LLC
7.25% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/09/31	2,454,500	2,459,409
Chefs’ Warehouse, Inc.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 08/23/29	2,310,000	2,313,858
Outcomes Group Holdings, Inc.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/06/31	2,123,219	2,137,678
Aenova Holding GmbH
5.07% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 08/22/31	EUR 1,725,000	2,017,057
Skio Bidco B.V.
5.59% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/15/32	EUR 1,400,000	1,635,245
Almaviva Sante
6.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 04/08/31	EUR 1,050,000	1,210,254
Confluent Health LLC
8.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/30/28	1,323,021	1,190,719
Skechers
5.55% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 09/12/32	EUR 1,000,000	1,166,326
Snacking Investments US LLC
6.84% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/09/32	1,150,000	1,156,831
HomeVi S.A.S.
6.82% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 10/31/29	EUR 1,000,000	1,153,980
Ceva Sante
6.59% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 11/08/30	1,109,677	1,116,268
PHM SF Dutch Bidco BV
due 03/08/28	EUR 1,000,000	1,083,128
Midwest Physician Administrative Services
7.26% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/12/28	1,175,740	1,069,430

See notes to financial statements.

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Consumer, Non-cyclical – 5.5% (continued)
MDVIP
6.95% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 10/16/31	997,500	$ 1,000,492
Balrog Acquisition, Inc.
8.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 09/05/28	756,623	692,310
Rainbow Finco SARL
8.58% (6 Month SOFR + 4.25%, Rate Floor: 5.00%) due 02/24/29†††	700,000	689,500
Moran Foods LLC
11.35% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 06/30/26†††	1,905,848	435,772
Confluent Medical Technologies, Inc.
7.00% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 02/16/29†††	396,008	396,998
Topgolf Callaway Brands Corp.
6.92% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/15/30	224,400	224,618
Bausch Health Companies, Inc.
10.17% (1 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/08/30	149,625	147,605
Total Consumer, Non-cyclical		126,666,891
Communications – 1.3%
GD Towers
due 11/18/32	EUR 9,850,000	11,286,696
FirstDigital Communications LLC
8.53% (3 Month Term SOFR + 4.36%, Rate Floor: 5.11%) due 12/17/26†††	7,843,213	7,719,266
Level 3 Financing, Inc.
7.17% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/29/32	4,930,000	4,936,163
Speedster Bidco GmbH
5.62% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/10/31	EUR 1,400,000	1,636,008
7.24% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 12/10/31	1,393,009	1,394,402
Cengage Learning, Inc.
7.36% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%),
Rate Floor: 4.50%) due 03/24/31	1,790,569	1,776,119
Xplore, Inc.
6.00% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) due 10/24/31†††	1,087,432	652,460
UPC Financing Partnership
6.69% (6 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/29/32	500,000	500,520
Xplore, Inc.
9.03% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 3.50%)
due 10/23/29[10]	313,414	290,431
Total Communications		30,192,065
Basic Materials – 0.8%
SCIL USA Holdings LLC
6.13% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/11/32	EUR 2,500,000	2,915,410
7.79% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/09/32	550,000	551,375
Lummus Technology Holdings V LLC
6.42% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 12/31/29	3,250,727	3,242,015
Vector WP Holdco, Inc.
9.03% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/12/28	3,033,007	2,854,817
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 83

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 34.7% (continued)
Basic Materials – 0.8% (continued)
Eden S.A.S.
5.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/22/29	EUR 2,100,000	$ 2,453,208
GrafTech Finance, Inc.
9.86% (3 Month Term SOFR + 6.00%, Rate Floor: 8.00%) due 12/21/29	1,725,656	1,750,816
Discovery Purchaser Corp.
7.61% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/04/29	1,672,394	1,623,293
Wr Grace Holdings LLC
7.00% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 08/11/32	1,350,000	1,344,100
NIC Acquisition Corp.
8.01% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,043,229	828,324
Arsenal AIC Parent LLC
6.67% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/19/30	516,879	517,039
Total Basic Materials		18,080,397
Energy – 0.4%
Par Petroleum LLC
7.69% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/28/30	3,802,591	3,804,987
Blackfin Pipeline LLC
6.94% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/29/32	3,100,000	3,101,302
Liquid Tech Solutions Holdings LLC
7.47% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/03/32	2,948,142	2,949,381
Venture Global Calcasieu Pass LLC
6.89% (1 Month Term SOFR + 2.88%, Rate Floor: 3.88%) due 08/19/26	624,352	623,965
Total Energy		10,479,635
Utilities – 0.2%
Project Aurora
due 09/26/32	EUR 2,400,000	2,797,401
Powergrid Services LLC
8.75% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/01/32†††	2,483,383	2,483,383
Total Utilities		5,280,784
Total Senior Floating Rate Interests
(Cost $800,172,621)		804,944,489
ASSET-BACKED SECURITIES†† – 18.1%
Collateralized Loan Obligations – 8.8%
Madison Park Funding LIII Ltd.
2022-53A E, 9.87% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 04/21/35◊,5	18,500,000	17,818,097
Golub Capital Partners CLO 69M
2025-69A DR, 6.92% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 11/09/38◊,5	8,900,000	8,986,825

See notes to financial statements.

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Collateralized Loan Obligations – 8.8% (continued)
Fortress Credit Opportunities IX CLO Ltd.
2021-9A DR, 8.12% (3 Month Term SOFR + 4.21%, Rate Floor: 3.95%) due 10/15/33◊,5	8,000,000	$ 8,081,610
FS Rialto Issuer LLC
2024-FL9 C, 6.60% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%) due 10/19/39◊,5	5,100,000	5,093,068
2025-FL10 C, 6.11% (1 Month Term SOFR + 2.15%, Rate Floor: 2.15%) due 08/19/42◊,5	3,000,000	2,953,752
Cerberus Loan Funding 52 LLC
2025-3A C, 6.17% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 10/15/37◊,5	5,750,000	5,779,286
2025-3A D, 7.37% (3 Month Term SOFR + 3.40%, Rate Floor: 3.40%) due 10/15/37◊,5	1,550,000	1,565,512
Ares Loan Funding I Ltd.
due 10/31/34†††,11	6,585,958	6,585,958
Fontainbleau Vegas
9.62% (1 Month Term SOFR + 5.65%, Rate Floor: 1.00%) due 01/31/28◊,†††	6,500,000	6,500,000
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.11% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,5	6,100,000	6,155,040
Carlyle Global Market Strategies
2022-1A E, 11.26% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%) due 04/15/35◊,5	5,500,000	5,512,631
RR Ltd.
2025-39A SUB, due 04/15/38[5,11]	4,350,000	3,346,151
2025-41A SUB, due 11/14/25[5,11]	2,400,000	2,151,600
Ares Direct Lending CLO 6 LLC
2025-2A D, 7.05% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 10/16/37◊,5	5,300,000	5,280,088
Cerberus Loan Funding XLV LLC
2024-1A D, 8.91% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/15/36◊,5	5,000,000	5,000,028
Ares Direct Lending CLO 2 LLC
2024-2A D, 7.78% (3 Month Term SOFR + 3.90%, Rate Floor: 3.90%) due 10/20/36◊,5	4,800,000	4,787,864
Owl Rock CLO I LLC
2024-1A C, 8.45% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,5	4,600,000	4,641,447
HPS Private Credit CLO LLC
2025-3A D, 8.26% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/20/37◊,5	2,500,000	2,494,506
2025-3A C, 7.06% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 07/20/37◊,5	2,000,000	2,012,436
Jefferies Credit Partners Direct Lending CLO 2025-1 Ltd.
2025-1A D, 7.01% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/15/37◊,5	4,150,000	4,149,962
Carlyle US CLO Ltd.
2025-4A SUB, due 10/25/37[5,11]	2,350,000	2,086,330
2022-4A DR, 10.51% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%) due 04/15/35◊,5	2,000,000	1,985,459
Ares Loan Funding V Ltd.
2024-ALF5A E, 10.46% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%) due 07/27/37◊,5	4,000,000	4,046,486
LoanCore Issuer Ltd.
2025-CRE8 C, 6.10% (1 Month Term SOFR + 2.14%, Rate Floor: 2.14%) due 08/17/42◊,5	4,000,000	3,966,275
Neuberger Berman Loan Advisers CLO 57 Ltd.
2024-57A SUB, due 10/24/38[5,11]	5,230,000	3,752,263
Wonder Lake Park CLO Ltd.
2025-1A SUB, due 07/24/38[5,11]	4,450,000	3,538,418
Palmer Square Loan Funding Ltd.
2024-3A CR, 6.91% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/15/31◊,5	3,500,000	3,520,410

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 85

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Collateralized Loan Obligations – 8.8% (continued)
OCP CLO Ltd.
2025-44A SUB, due 10/24/38[5,11]	2,400,000	$ 1,783,824
2025-21A ER, 8.58% (3 Month Term SOFR + 4.70%, Rate Floor: 4.70%) due 01/20/38◊,5	1,000,000	999,949
2024-38A SUB, due 01/21/38[5,11]	1,000,000	682,410
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.23% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 04/20/37◊,5	3,450,000	3,457,089
Golub Capital Partners CLO 83M
2025-83A D, 6.89% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 11/09/38◊,5	3,450,000	3,434,682
Cerberus Loan Funding XLVI, LP
2024-2A D, 8.86% (3 Month Term SOFR + 4.95%, Rate Floor: 4.95%) due 07/15/36◊,5	3,200,000	3,199,755
Brant Point CLO Ltd.
2025-7A SUB, due 07/25/38[5,11]	3,050,000	2,351,031
2025-8A SUB, due 03/31/38[5,11]	1,000,000	839,800
Octagon 78 Ltd.
2025-3A SUB, due 10/20/38[5,11]	4,150,000	3,083,698
Ares CLO Ltd.
2025-77A SUB, due 07/15/38[5,11]	3,600,000	3,008,880
KREF Ltd.
2021-FL2 AS, 5.38% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,5	2,850,000	2,797,424
Owl Rock CLO XVI LLC
2024-16A C, 7.18% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,5	2,650,000	2,669,768
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 6.93% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 04/20/37◊,5	2,600,000	2,617,256
Cerberus Loan Funding 53 LLC
2025-4A D, due 01/15/38◊,5	2,550,000	2,550,000
Cerberus Loan Funding XL LLC
2023-1A D, 10.31% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%) due 03/22/35◊,5	2,500,000	2,506,912
Cerberus Loan Funding XLVII LLC
2024-3A D, 8.26% (3 Month Term SOFR + 4.35%, Rate Floor: 4.35%) due 07/15/36◊,5	2,450,000	2,483,169
Symphony CLO 48 Ltd.
2025-48A SUB, due 04/20/38[5,11]	3,000,000	2,334,810
Generate CLO 21 Ltd.
2025-21A SUB, due 07/25/38[5,11]	2,800,000	2,171,232
CIFC Funding Ltd.
2022-3A E, 11.14% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%) due 04/21/35◊,5	2,000,000	2,006,632
Hamlin Park CLO Ltd.
2024-1A SUB, due 10/20/37[5,11]	2,700,000	1,980,126
Regatta 34 Funding Ltd.
2025-3A SUB, due 07/20/38[5,11]	2,300,000	1,976,574
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[5,11]	3,650,000	1,885,189
2013-1A INC, due 10/15/30[5,11]	3,000,000	86,550
Regatta XVIII Funding Ltd.
2025-1A ER, 8.61% (3 Month Term SOFR + 4.70%, Rate Floor: 4.70%) due 04/15/38◊,5	2,000,000	1,966,439

See notes to financial statements.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Collateralized Loan Obligations – 8.8% (continued)
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.48% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%) due 10/20/38◊,5	2,000,000	$ 1,930,480
Regatta 33 Funding Ltd.
2025-2A SUB, due 07/25/38[5,11]	2,250,000	1,861,380
Madison Park Funding LVIII Ltd.
2024-58A D, 7.51% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,5	1,700,000	1,711,862
Madison Park Funding LXXI Ltd.
2025-71A E, 8.61% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/23/38◊,5	1,500,000	1,502,997
AGL CLO 17 Ltd.
2025-17A ER, 8.52% (3 Month Term SOFR + 4.65%, Rate Floor: 4.65%) due 01/21/35◊,5	1,500,000	1,417,432
FS Rialto
2021-FL2 C, 6.12% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 05/16/38◊,5	1,400,000	1,391,185
Ballyrock CLO 1 Ltd.
2021-1A DR, 10.92% (3 Month Term SOFR + 7.01%, Rate Floor: 6.75%) due 07/15/32◊,5	1,350,000	1,350,267
AREIT Ltd.
2025-CRE10 B, 5.80% (1 Month Term SOFR + 1.84%, Rate Floor: 1.84%) due 01/17/30◊,5	1,300,000	1,294,770
Octagon 74 Ltd.
2025-2A SUB, due 04/22/38[5,11]	2,000,000	1,274,220
Cerberus Loan Funding 50 LLC
2025-1A D, 7.71% (3 Month Term SOFR + 3.80%, Rate Floor: 3.80%) due 07/15/37◊,5	1,200,000	1,214,527
Magnetite LII Ltd.
2025-52A SUB, due 01/25/39◊,5,11	1,050,000	945,000
Neuberger Berman Loan Advisers CLO 60 Ltd.
2025-60A SUB, due 04/22/39[5,11]	1,100,000	866,657
Midocean Credit CLO XXI
2025-21A SUB, due 10/20/38[5,11]	1,000,000	798,600
Neuberger Berman Loan Advisers CLO 38 Ltd.
2025-38A ER2, 8.48% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%) due 10/20/36◊,5	750,000	731,662
Bayard Park CLO Ltd.
2025-1A SUB, due 07/24/38[5,11]	1,000,000	681,700
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[5,11]	1,153,846	585,125
A10 Permanent Asset Financing LLC
2017-II C1, 6.24% (WAC) due 06/15/51◊,5	250,000	206,135
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[5,11]	3,555,000	101,602
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[5,11]	2,600,000	48,669
Dryden 37 Senior Loan Fund
2015-37X , due 01/15/31[11]	2,998,799	8,461
2015-37A SUB, due 01/15/31[5,11]	1,050,000	2,962
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[5,11]	1,850,000	6,991
Marathon CLO V Ltd.
2013-5A SUB, due 11/21/27[5,11]	3,566,667	357

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 87

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Collateralized Loan Obligations – 8.8% (continued)
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[5,11]	3,000,000	$ 300
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[5,11]	1,500,000	150
Total Collateralized Loan Obligations		204,598,192
Financial – 3.2%
Thunderbird A
5.50% due 03/01/37†††	21,200,000	20,153,146
Lightning A
5.50% due 03/01/37†††	21,200,000	20,153,146
Obsidian Issuer LLC
2025-1A, 6.93% due 05/15/55†††,5	5,450,000	5,548,398
HarbourVest Partners LLC
6.85% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%) due 09/15/30◊,†††	4,650,000	4,616,124
Ceamer Finance LLC
6.92% due 11/15/37†††	2,802,632	2,927,073
3.69% due 03/24/31†††	1,377,528	1,337,209
Metis Issuer, LLC
6.89% due 05/15/55†††	4,150,000	4,230,661
LVNV Funding LLC
6.84% due 06/12/29†††	3,850,000	3,959,987
Thunderbird B
7.50% due 03/01/37†††	2,700,000	2,606,178
Lightning B
7.50% due 03/01/37†††	2,700,000	2,606,178
KKR Core Holding Company LLC
4.00% due 08/12/31†††	2,406,644	2,251,464
Akso Health Group
7.27% due 12/31/44†††	1,984,917	2,066,225
STEIV 2025
6.82% due 12/31/46	1,050,000	1,050,000
Nassau LLC
2019-1, 3.98% due 08/15/34[2]	512,228	463,605
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	458,577	456,267
Total Financial		74,425,661
Transport-Aircraft – 2.2%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[5,13]	8,070,062	7,994,919
2019-1, 5.19% due 12/15/44[5,13]	2,050,214	2,009,333

See notes to financial statements.

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Transport-Aircraft – 2.2% (continued)
AASET Trust
2021-2A, 3.54% due 01/15/47[5]	3,291,288	$ 3,136,220
2021-2A, 2.80% due 01/15/47[5]	3,085,631	2,924,582
2020-1A, 3.35% due 01/16/40[5]	814,687	806,450
2019-2, 4.46% due 10/16/39[5]	696,304	687,252
2020-1A, 4.34% due 01/16/40[5]	435,054	419,268
Project Silver
2019-1, 3.97% due 07/15/44[5]	6,673,377	6,540,043
Sprite Ltd.
2021-1, 3.75% due 11/15/46[5]	5,030,258	4,918,044
Navigator Aircraft ABS Ltd.
2021-1, 3.57% due 11/15/46[5]	4,757,924	4,561,513
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	3,357,644	3,346,828
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[5]	2,458,763	2,447,329
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[5]	2,143,598	2,134,948
Start Ltd.
2018-1, 4.09% due 05/15/43[5]	1,081,680	1,082,580
2018-1, 5.32% due 05/15/43[5]	767,854	767,340
Lunar Structured Aircraft Portfolio Notes
2021-1, 3.43% due 10/15/46[5]	1,681,189	1,604,686
Start II Ltd.
2019-1, 4.09% due 03/15/44[5]	1,369,265	1,365,841
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	1,234,213	1,221,896
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[5]	668,171	653,516
2018-1, 4.13% due 06/15/43[5]	513,900	508,761
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[5]	1,081,596	1,069,970
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[5]	984,731	960,670
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[5]	233,828	232,392
2017-1, 6.30% due 02/15/42[5]	161,096	160,853
Castlelake Aircraft Securitization Trust
2014-1, due 12/31/30†††	3,054,105	116
Total Transport-Aircraft		51,555,350

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 89

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Infrastructure – 1.8%
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[5]	11,000,000	$ 11,251,648
2021-1, 4.46% due 11/20/51[5]	5,250,000	5,157,679
2024-1A, 9.19% due 06/20/54[5]	2,000,000	2,078,569
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[5]	8,000,000	7,803,485
2024-1A, 8.87% due 05/15/54[5]	5,600,000	5,805,096
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[5]	4,450,000	4,460,578
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[5]	1,850,000	1,817,429
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46[5]	1,500,000	1,467,508
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[5]	1,000,000	1,016,196
Total Infrastructure		40,858,188
Insurance – 1.3%
Obra Longevity
8.48% due 06/30/39†††	17,400,000	18,475,686
Dogwood State Bank
6.45% due 06/24/32†††	9,668,163	9,753,731
CHEST
7.13% due 03/23/43†††	1,350,000	1,415,945
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[2]	258,059	235,444
Total Insurance		29,880,806
Net Lease – 0.6%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[5]	7,110,000	6,522,040
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[5]	3,674,563	3,624,206
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[5]	3,276,021	3,305,694
Total Net Lease		13,451,940
Single Family Residence – 0.1%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[5]	3,200,000	3,184,138
Whole Business – 0.1%
Sonic Capital LLC
2020-1A, 3.85% due 01/20/50[5]	1,184,375	1,169,069
2020-1A, 4.34% due 01/20/50[5]	758,000	734,276

See notes to financial statements.

90 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.1% (continued)
Whole Business – 0.1% (continued)
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[5]	98,500	$ 95,152
Total Whole Business		1,998,497
Collateralized Debt Obligations – 0.0%
Anchorage Credit Funding 4 Ltd.
2021-4A CR, 3.52% due 04/27/39[5]	1,000,000	921,252
Total Asset-Backed Securities
(Cost $428,290,424)		420,874,024
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.3%
Government Agency – 4.7%
Fannie Mae
6.00% due 10/01/55[1]	13,096,181	13,409,760
5.50% due 11/01/55[1]	12,455,701	12,617,405
4.00% due 06/01/52[1]	5,683,014	5,478,362
4.00% due 07/01/52[1]	5,411,989	5,237,287
5.00% due 08/01/53[1]	5,096,387	5,112,197
6.00% due 11/01/55[1]	2,735,083	2,800,573
5.00% due 09/01/52[1]	1,839,122	1,849,192
5.00% due 06/01/53[1]	1,776,274	1,781,432
4.00% due 05/01/52[1]	1,440,340	1,380,576
Uniform MBS 30 Year
due 02/01/26[12]	24,850,000	22,070,080
due 01/01/26[12]	16,300,000	16,505,478
Freddie Mac
5.00% due 09/01/52[1]	4,955,670	4,983,059
4.00% due 05/01/52[1]	4,407,382	4,242,623
5.50% due 11/01/55	3,910,493	3,961,260
4.00% due 06/01/52[1]	3,935,463	3,786,705
6.00% due 10/01/55	2,992,426	3,064,077
4.00% due 08/01/52[1]	1,424,880	1,384,523
Total Government Agency		109,664,589
Residential Mortgage-Backed Securities – 1.3%
Mill City Securities Ltd.
2024-RS1, 4.00% due 11/01/69[5,13]	10,250,000	9,558,125
LSTAR Securities Investment Ltd.
2024-1, 7.31% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,5	3,398,833	3,402,109
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,5	3,400,000	3,274,913
Carrington Mortgage Loan Trust Series
2006-NC5, 4.22% (1 Month Term SOFR + 0.26%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	3,257,050	2,973,106

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 91

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.3% (continued)
Residential Mortgage-Backed Securities – 1.3% (continued)
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 4.24% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	1,391,241	$ 1,060,965
2007-HE4, 4.32% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%) due 07/25/47◊	815,467	476,961
2007-HE2, 4.45% (1 Month Term SOFR + 0.49%, Rate Floor: 0.49%) due 04/25/37◊	1,257,102	456,843
OBX Trust
2024-NQM6, 6.92% (WAC) due 02/25/64◊,5	1,750,000	1,773,507
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[5,13]	1,650,152	1,644,482
Lehman XS Trust Series
2006-18N, 4.43% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 12/25/36◊	1,436,216	1,434,324
BRAVO Residential Funding Trust
2022-NQM3, 5.50% (WAC) due 07/25/62◊,5	1,183,049	1,181,148
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 7.12% (WAC) due 11/25/53◊,5	889,860	921,925
PRKCM Trust
2022-AFC2, 6.14% (WAC) due 08/25/57◊,5	868,207	868,188
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 4.33% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 12/25/36◊	1,273,699	815,329
Total Residential Mortgage-Backed Securities		29,841,925
Commercial Mortgage-Backed Securities – 0.8%
BX Trust
2024-VLT4, 6.40% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 06/15/41◊,5	5,200,000	5,172,419
2023-DELC, 7.30% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%) due 05/15/38◊,5	2,750,000	2,749,989
BX Commercial Mortgage Trust
2021-VOLT, 6.07% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,5	3,626,324	3,624,077
2024-AIRC, 6.55% (1 Month Term SOFR + 2.59%, Rate Floor: 2.59%) due 08/15/41◊,5	1,497,912	1,501,650
BXHPP Trust
2021-FILM, 5.17% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,5	5,350,000	4,966,839
GS Mortgage Securities Corporation Trust
2020-DUNE, 6.73% (1 Month Term SOFR + 2.76%, Rate Floor: 2.65%) due 12/15/36◊,5	1,843,999	1,762,069
Total Commercial Mortgage-Backed Securities		19,777,043
Military Housing – 0.5%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.95% (WAC) due 11/25/52◊,5	3,190,943	2,708,422
2015-R1, 0.70% (WAC) due 10/25/52◊,5,14	38,220,939	2,165,346
2015-R1, 0.70% (WAC) due 11/25/55◊,5,14	38,415,583	2,124,885
2015-R1, 0.70% (WAC) due 11/25/52◊,5,14	29,913,192	1,398,263
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52†††,5	1,469,276	1,343,092
2007-AET2, 6.06% due 10/10/52†††,5	443,160	440,196

See notes to financial statements.

92 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.3% (continued)
Military Housing – 0.5% (continued)
GMAC Commercial Mortgage Asset Corp.
2006-LEAV, 5.46% due 03/10/51†††,5	941,388	$ 786,735
Total Military Housing		10,966,939
Total Collateralized Mortgage Obligations
(Cost $172,903,519)		170,250,496
U.S. GOVERNMENT SECURITIES†† – 2.0%
U.S. Treasury Bills
3.75% due 01/22/26[15]	23,300,000	23,172,860
3.86% due 12/18/25[15]	1,200,000	1,197,785
3.61% due 01/02/26[1,15]	1,200,000	1,195,941
3.85% due 12/02/25[15]	1,000,000	999,891
3.40% due 12/09/25[1,15]	1,000,000	999,136
3.86% due 12/09/25[1,15]	1,000,000	999,136
3.53% due 12/18/25[1,15]	1,000,000	998,154
3.86% due 12/16/25[1,15]	850,000	848,617
U.S. Treasury Bonds
due 08/15/51[1,16,17]	32,650,000	9,500,753
due 05/15/44[1,16,17]	5,030,000	2,105,734
due 11/15/44[16,17]	5,030,000	2,049,558
due 02/15/46[1,16,17]	5,060,000	1,931,819
Total U.S. Government Securities
(Cost $52,653,756)		45,999,384
SENIOR FIXED RATE INTERESTS†† – 0.4%
Consumer, Cyclical – 0.3%
Savers, Inc.
7.03% due 09/13/32	5,500,000	5,513,750
Consumer, Non-cyclical – 0.1%
Stars UK Bidco Ltd.
5.29% due 08/10/29	EUR 1,900,000	2,222,877
Industrial – 0.0%
Cognita Ltd.
7.84% due 10/27/31	798,000	798,000
Total Senior Fixed Rate Interests
(Cost $8,285,086)		8,534,627
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	4,150,000	3,061,040
Eagle Funding Luxco SARL
5.50% due 08/17/30[5]	2,650,000	2,690,254
Total Foreign Government Debt
(Cost $6,768,660)		5,751,294

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 93

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Contracts/
	Notional Value	Value
CONVERTIBLE BONDS†† – 0.1%
Consumer, Non-cyclical – 0.1%
Block, Inc.
due 05/01/26[16]	2,840,000	$ 2,769,000
Total Convertible Bonds
(Cost $2,782,781)		2,769,000
MUNICIPAL BONDS†† – 0.0%
Oklahoma – 0.0%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	397,513
Total Municipal Bonds
(Cost $400,000)		397,513
LISTED OPTIONS PURCHASED† – 0.0%
Call Options on:
Interest Rate Options
3-Month SOFR Futures Contracts Expiring March 2027 with strike price of $97.50
(Notional Value $24,028,033,750)	USD 991	452,144
3-Month SOFR Futures Contracts Expiring September 2026 with strike price of $97.50
(Notional Value $33,613,890,000)	USD 1,388	347,000
Total Listed Options Purchased
(Cost $1,073,295)		799,144
OTC OPTIONS PURCHASED†† – 0.0%
Put Options on:
Foreign Exchange Options
Bank of America, N.A. Foreign Exchange EUR/USD Expiring January 2026
with strike price of EUR 1.12 (Notional Value $16,563,369)	EUR 14,272,000	8,616
Bank of America, N.A. Foreign Exchange EUR/USD Expiring January 2026
with strike price of EUR 1.12 (Notional Value $16,563,370)	EUR 14,272,000	8,616
Bank of America, N.A. Foreign Exchange EUR/USD Expiring January 2026
with strike price of EUR 1.12 (Notional Value $21,164,950)	EUR 18,237,000	11,587
Goldman Sachs International Foreign Exchange USD/JPY Expiring April 2026
with strike price of $2.73	USD 4,857,000	10,469
Goldman Sachs International Foreign Exchange USD/JPY Expiring May 2026
with strike price of $123.50	USD 1,640,000	9,832
Bank of America, N.A. Foreign Exchange EUR/USD Expiring January 2026
with strike price of EUR 1.12 (Notional Value $18,929,731)	EUR 16,311,000	9,551
Goldman Sachs International Foreign Exchange USD/JPY Expiring April 2026
with strike price of $2.64	USD 3,885,000	8,374
Goldman Sachs International Foreign Exchange EUR/USD Expiring January 2026
with strike price of EUR 1.12 (Notional Value $9,374,923)	EUR 8,078,000	4,876
JPMorgan Chase Bank, N.A. Foreign Exchange USD/JPY Expiring May 2026
with strike price of $123.50	USD 386,000	2,314

See notes to financial statements.

94 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

Contracts/
Notional Value		Value
OTC OPTIONS PURCHASED†† – 0.0%
Put Options on:
Foreign Exchange Options
Bank of America, N.A. Foreign Exchange USD/JPY Expiring April 2026
with strike price of $2.63	USD 858,000	$ 1,849
Total OTC Options Purchased
(Cost $852,142)		76,084
OTC INTEREST RATE SWAPTIONS PURCHASED††,18 – 0.1%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.50% (Notional Value $32,082,500)	USD 32,082,500	395,531
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.50% (Notional Value $64,165,000)	USD 64,165,000	791,062
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.50% (Notional Value $32,082,500)	USD 32,082,500	395,531
Total OTC Interest Rate Swaptions Purchased
(Cost $1,541,564)		1,582,124
Total Investments – 114.2%
(Cost $2,687,318,652)		$ 2,651,338,353
LISTED OPTIONS WRITTEN† – (0.3)%
Call Options on:
Equity Options
S&P 500 Index Expiring December 2025 with strike price of $6,825.00 (Notional Value $2,739,636)	4	(43,280)
Russell 2000 Index Expiring December 2025 with strike price of $2,500.00 (Notional Value $2,750,477)	11	(54,450)
NASDAQ-100 Index Expiring December 2025 with strike price of $25,250.00 (Notional Value $2,543,489)	1	(59,775)
S&P 500 Index Expiring December 2025 with strike price of $6,840.00 (Notional Value $28,728,000)	42	(321,480)
S&P 500 Index Expiring December 2025 with strike price of $6,825.00 (Notional Value $28,766,178)	42	(339,570)
S&P 500 Index Expiring December 2025 with strike price of $6,765.00 (Notional Value $28,766,178)	42	(345,450)
S&P 500 Index Expiring December 2025 with strike price of $6,735.00 (Notional Value $28,766,178)	42	(479,220)
S&P 500 Index Expiring December 2025 with strike price of $6,760.00 (Notional Value $28,766,178)	42	(509,250)
S&P 500 Index Expiring December 2025 with strike price of $6,700.00 (Notional Value $28,766,178)	42	(690,690)
S&P 500 Index Expiring December 2025 with strike price of $6,665.00 (Notional Value $28,766,178)	42	(771,540)
S&P 500 Index Expiring December 2025 with strike price of $6,645.00 (Notional Value $28,766,178)	42	(845,670)
S&P 500 Index Expiring December 2025 with strike price of $6,630.00 (Notional Value $28,766,178)	42	(922,320)
S&P 500 Index Expiring December 2025 with strike price of $6,635.00 (Notional Value $28,766,178)	42	(924,420)
S&P 500 Index Expiring December 2025 with strike price of $6,580.00 (Notional Value $28,766,178)	42	(1,139,040)
Total Equity Options		(7,446,155)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 95

	Contracts/
	Notional Value	Value
LISTED OPTIONS WRITTEN† – (0.3)% (continued)
Interest Rate Options
3-Month SOFR Futures Contracts Expiring September 2026 with strike price of $98.00
(Notional Value $33,613,890,000)	USD 1,388	$ (164,825)
3-Month SOFR Futures Contracts Expiring March 2027 with strike price of $98.00
(Notional Value $24,028,033,750)	USD 991	(241,556)
Total Interest Rate Options		(406,381)
Total Listed Options Written
(Premiums received $5,070,354)		(7,852,536)
OTC OPTIONS WRITTEN†† – 0.0%
Call Options on:
Equity Options
Goldman Sachs International iShares iBoxx $ High Yield Corporate Bond ETF Expiring
December 2025 with strike price of $81.00 (Notional Value $12,654,201)	156,244	(3,815)
Bank of America, N.A. iShares iBoxx $ High Yield Corporate Bond ETF Expiring
December 2025 with strike price of $81.00 (Notional Value $12,715,673)	157,003	(21,980)
Goldman Sachs International iShares iBoxx $ High Yield Corporate Bond ETF Expiring
December 2025 with strike price of $80.50 (Notional Value $12,741,995)	157,328	(62,145)
Goldman Sachs International iShares iBoxx $ High Yield Corporate Bond ETF Expiring
December 2025 with strike price of $80.50 (Notional Value $12,756,816)	157,511	(68,517)
Goldman Sachs International iShares iBoxx $ High Yield Corporate Bond ETF Expiring
December 2025 with strike price of $80.00 (Notional Value $12,756,978)	157,513	(157,513)
Total OTC Options Written
(Premiums received $212,238)		(313,970)
OTC INTEREST RATE SWAPTIONS WRITTEN††,18 – (0.0)%
Call Swaptions on:
Interest Rate Swaptions
BNP Paribas 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 2.85% (Notional Value $10,090,625)	USD 10,090,625	(12,899)
Morgan Stanley Capital Services LLC 6-Month/5-Year Interest Rate Swap
Expiring February 2026 with exercise rate of 2.85% (Notional Value $10,090,625)	USD 10,090,625	(12,950)
Morgan Stanley Capital Services LLC 6-Month/5-Year Interest Rate Swap
Expiring February 2026 with exercise rate of 2.86% (Notional Value $10,090,625)	USD 10,090,625	(13,312)
BNP Paribas 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 2.89% (Notional Value $10,090,625)	USD 10,090,625	(16,931)
Barclays Bank plc 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 2.93% (Notional Value $10,090,625)	USD 10,090,625	(18,995)
The Toronto-Dominion Bank 6-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 2.93% (Notional Value $10,090,625)	USD 10,090,625	(19,282)
BNP Paribas 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 2.94% (Notional Value $10,090,625)	USD 10,090,625	(19,775)

See notes to financial statements.

96 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Contracts/
	Notional Value	Value
OTC INTEREST RATE SWAPTIONS WRITTEN††,18 – (0.0)% (continued)
Call Swaptions on: (continued)
Interest Rate Swaptions (continued)
The Toronto-Dominion Bank 6-Month/5-Year Interest Rate Swap Expiring February 2026
with exercise rate of 2.94% (Notional Value $10,090,625)	USD 10,090,625	$ (19,775)
Barclays Bank plc 1-Year/2-Year Interest Rate Swap Expiring August 2026 with
exercise rate of 2.71% (Notional Value $10,090,625)	USD 10,090,625	(26,876)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring August 2026 with exercise rate
of 2.71% (Notional Value $10,090,625)	USD 10,090,625	(26,876)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring August 2026 with exercise rate
of 2.64% (Notional Value $14,126,875)	USD 14,126,875	(32,233)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 2.64% (Notional Value $14,126,875)	USD 14,126,875	(32,233)
The Toronto-Dominion Bank 1-Year/2-Year Interest Rate Swap Expiring August 2026
with exercise rate of 2.69% (Notional Value $16,145,000)	USD 16,145,000	(40,210)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring August 2026 with exercise rate
of 2.69% (Notional Value $16,145,000)	USD 16,145,000	(40,210)
Morgan Stanley Capital Services LLC 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.00% (Notional Value $32,082,500)	USD 32,082,500	(73,226)
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with exercise
rate of 3.00% (Notional Value $64,165,000)	USD 64,165,000	(146,450)
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate Swap Expiring February 2026
with exercise rate of 3.00% (Notional Value $32,082,500)	USD 32,082,500	(73,225)
Total Interest Rate Call Swaptions		(625,458)
Put Swaptions on:
Interest Rate Swaptions
The Toronto-Dominion Bank 6-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.93% (Notional Value $10,090,625)	USD 10,090,625	(3,082)
Barclays Bank plc 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.93% (Notional Value $10,090,625)	USD 10,090,625	(3,149)
Morgan Stanley Capital Services LLC 6-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.86% (Notional Value $10,090,625)	USD 10,090,625	(3,649)
Morgan Stanley Capital Services LLC 6-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.85% (Notional Value $10,090,625)	USD 10,090,625	(3,796)
BNP Paribas 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.85% (Notional Value $10,090,625)	USD 10,090,625	(3,818)
BNP Paribas 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.89% (Notional Value $10,090,625)	USD 10,090,625	(3,922)
BNP Paribas 6-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.94% (Notional Value $10,090,625)	USD 10,090,625	(2,803)
The Toronto-Dominion Bank 6-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.94% (Notional Value $10,090,625)	USD 10,090,625	(2,803)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 97

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

	Contracts/
	Notional Value	Value
OTC INTEREST RATE SWAPTIONS WRITTEN††,18 – (0.0)% (continued)
Put Swaptions on: (continued)
Interest Rate Swaptions (continued)
Barclays Bank plc 1-Year/2-Year Interest Rate Swap Expiring August 2026 with
exercise rate of 3.71% (Notional Value $10,090,625)	USD 10,090,625	$ (14,533)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring August 2026 with exercise
rate of 3.71% (Notional Value $10,090,625)	USD 10,090,625	(14,533)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring August 2026 with exercise
rate of 3.64% (Notional Value $14,126,875)	USD 14,126,875	(23,567)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 3.64% (Notional Value $14,126,875)	USD 14,126,875	(23,567)
The Toronto-Dominion Bank 1-Year/2-Year Interest Rate Swap Expiring August 2026
with exercise rate of 3.69% (Notional Value $16,145,000)	USD 16,145,000	(24,141)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring August 2026 with exercise
rate of 3.69% (Notional Value $16,145,000)	USD 16,145,000	(24,141)
Total Interest Rate Put Swaptions		(151,504)
Total OTC Interest Rate Swaptions Written
(Premiums received $1,763,127)		(776,962)
Other Assets & Liabilities, net – (13.9)%		(322,483,021)
Total Net Assets – 100.0%		$ 2,319,911,864

FUTURES CONTRACTS
				Value and
	Number of	Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1,062	Dec 2025	$364,279,275	$10,933,589
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	27	Feb 2026	11,479,320	394,849

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
			Protection					Upfront	Unrealized
			Premium	Payment	Maturity	Notional		Premiums	Appreciation
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	(Received)	(Depreciation)**
BofA Securities,	ICE	CDX.NA.IG.45.V1	1.00%	Quarterly	12/20/30	$44,100,000	$ (991,965)	$ (977,026)	$(14,939)
Inc.
BofA Securities,	ICE	CDX.NA.HY.45.V1	5.00%	Quarterly	12/20/30	21,850,000	(1,631,649)	(1,643,025)	11,376
Inc.
							$(2,623,614)	$(2,620,051)	$ (3,563)

See notes to financial statements.

98 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

OTC Credit Default Swap Agreements Protection Purchased††
		Protection					Upfront	Unrealized
		Premium	Payment	Maturity	Notional		Premiums	Appreciation
Counterparty	Index	Rate	Frequency	Date	Amount	Value	(Received)	(Depreciation)
Morgan Stanley Capital	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	$6,610,000	$ (624,956)	$ (340,667)	$(284,289)
Services LLC	(15-25%)
Morgan Stanley Capital	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	6,610,000	(1,067,910)	(814,325)	(253,585)
Services LLC	(25-35%)
						$(1,692,866)	$(1,154,992)	$(537,874)

Centrally Cleared Interest Rate Swap Agreements††
		Floating	Floating						Upfront
		Rate	Rate	Fixed	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
BofA Securities,	CME	Receive	U.S.	4.05%	Annually	01/31/30	$ 24,060,000	$ (723,958)	$340	$ (724,298)
Inc.			Secured
			Overnight
			Financing
			Rate
BofA Securities,	CME	Pay	U.S.	2.78%	Annually	07/18/27	143,900,000	(1,285,777)	308	(1,286,085)
Inc.			Secured
			Overnight
			Financing
			Rate
								$(2,009,735)	$648	$(2,010,383)

TOTAL RETURN SWAP AGREEMENTS
								Value and
								Unrealized
	Reference		Financing	Payment	Maturity		Notional	Appreciation
Counterparty	Obligation	Type	Rate	Frequency	Date	Units	Amount	(Depreciation)
OTC Credit Index Swap Agreements††
JPMorgan Chase	Markit iBoxx USD	Pay	4.01% (SOFR)	At Maturity	12/20/25	N/A	$ 35,000,000	$ 456,357
Bank, N.A.	Liquid Leveraged
	Loans Total
	Return Index
OTC Equity Index Swap Agreements††
Bank of America, N.A.	SPDR S&P	Pay	4.49% (Federal Funds	At Maturity	06/16/26	100,000	68,339,000	8,919,000
	500 ETF Trust		Rate + 0.61%)
Bank of America, N.A.	S&P 500 Index/	Pay	4.01% (SOFR)	At Maturity	11/12/27	1,000,000	992,300	(7,700)
	Russell 2000 Index
OTC Interest Rate Swap Agreements††
Goldman Sachs	Goldman Sachs	Pay	2.88% (Federal Funds	At Maturity	05/15/26	68,228	9,876,009	(706,160)
International	Swaption Forward		Rate - 1.00%)
	Volatility Index

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 99

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

Forward Foreign Currency Exchange Contracts††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Nomura Global Financial Products, Inc.	EUR	Sell	265,462,000	309,403,127 USD	12/16/25	$1,122,474
Morgan Stanley Capital Services LLC	EUR	Buy	285,000	328,974 USD	12/16/25	1,996
Morgan Stanley Capital Services LLC	EUR	Sell	336,000	392,912 USD	01/20/26	1,965
Toronto-Dominion Bank	CAD	Buy	27,000	19,173 USD	12/16/25	168
Toronto-Dominion Bank	EUR	Sell	235,000	271,027 USD	12/16/25	(1,878)
Barclays Bank plc	EUR	Sell	1,720,000	1,984,402 USD	12/16/25	(13,032)
Barclays Bank plc	CAD	Sell	7,474,000	5,337,886 USD	12/16/25	(16,067)
Morgan Stanley Capital Services LLC	GBP	Sell	4,457,000	5,863,697 USD	12/16/25	(36,320)
BNP Paribas	GBP	Sell	37,750,000	49,815,440 USD	12/16/25	(156,655)
						$ 902,651

OTC INTEREST RATE SWAPTIONS PURCHASED
	Floating	Floating					Swaption
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call
Morgan Stanley	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	$32,082,500	$ 395,531
Capital Services LLC		Term SOFR
9-Month/5-Year Interest
Rate Swap
BNP Paribas	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	64,165,000	791,062
9-Month/5-Year Interest		Term SOFR
Rate Swap
The Toronto-Dominion Bank	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	32,082,500	395,531
9-Month/5-Year Interest		Term SOFR
Rate Swap
								$1,582,124

See notes to financial statements.

100 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

OTC INTEREST RATE SWAPTIONS WRITTEN
	Floating	Floating					Swaption
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call
BNP Paribas	Receive	12 Month SOFR	Annual	2.85%	02/13/26	2.85%	$10,090,625	$ (12,899)
6-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Receive	12 Month SOFR	Annual	2.85%	02/13/26	2.85%	10,090,625	(12,950)
Services LLC
6-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Receive	12 Month SOFR	Annual	2.86%	02/13/26	2.86%	10,090,625	(13,312)
Services LLC
6-Month/5-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month SOFR	Annual	2.89%	02/20/26	2.89%	10,090,625	(16,931)
6-Month/5-Year Interest
Rate Swap
Barclays Bank plc	Receive	12 Month SOFR	Annual	2.93%	02/19/26	2.93%	10,090,625	(18,995)
6-Month/5-Year Interest
Rate Swap
The Toronto-Dominion Bank	Receive	12 Month SOFR	Annual	2.93%	02/19/26	2.93%	10,090,625	(19,282)
6-Month/5-Year Interest
Rate Swap
The Toronto-Dominion Bank	Receive	12 Month SOFR	Annual	2.94%	02/18/26	2.94%	10,090,625	(19,775)
6-Month/5-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month SOFR	Annual	2.94%	02/18/26	2.94%	10,090,625	(19,775)
6-Month/5-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month SOFR	Annual	2.71%	08/19/26	2.71%	10,090,625	(26,876)
1-Year/2-Year Interest
Rate Swap
Barclays Bank plc	Receive	12 Month SOFR	Annual	2.71%	08/19/26	2.71%	10,090,625	(26,876)
1-Year/2-Year Interest
Rate Swap
Morgan Stanley Capital	Receive	12 Month SOFR	Annual	2.64%	08/13/26	2.64%	14,126,875	(32,233)
Services LLC
1-Year/2-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month SOFR	Annual	2.64%	08/13/26	2.64%	14,126,875	(32,233)
1-Year/2-Year Interest
Rate Swap
The Toronto-Dominion Bank	Receive	12 Month SOFR	Annual	2.69%	08/14/26	2.69%	16,145,000	(40,210)
1-Year/2-Year Interest
Rate Swap

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 101

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

OTC INTEREST RATE SWAPTIONS WRITTEN continued
	Floating	Floating					Swaption
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call continued
BNP Paribas	Receive	12 Month SOFR	Annual	2.69%	08/14/26	2.69%	$16,145,000	$ (40,210)
1-Year/2-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	64,165,000	(146,450)
9-Month/5-Year Interest		Term SOFR
Rate Swap
The Toronto-Dominion Bank	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	32,082,500	(73,225)
6-Month/5-Year Interest		Term SOFR
Rate Swap
Morgan Stanley Capital	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	32,082,500	(73,226)
Services LLC		Term SOFR
9-Month/5-Year Interest
Rate Swap
								$(625,458)
Put
BNP Paribas	Pay	12 Month SOFR	Annual	3.94%	02/18/26	3.94%	10,090,625	$ (2,803)
6-Month/5-Year Interest
Rate Swap
The Toronto-Dominion Bank	Pay	12 Month SOFR	Annual	3.94%	02/18/26	3.94%	10,090,625	(2,803)
6-Month/5-Year Interest
Rate Swap
The Toronto-Dominion Bank	Pay	12 Month SOFR	Annual	3.93%	02/19/26	3.93%	10,090,625	(3,082)
6-Month/5-Year Interest
Rate Swap
Barclays Bank plc	Pay	12 Month SOFR	Annual	3.93%	02/19/26	3.93%	10,090,625	(3,149)
6-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Pay	12 Month SOFR	Annual	3.86%	02/13/26	3.86%	10,090,625	(3,649)
Services LLC
6-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Pay	12 Month SOFR	Annual	3.85%	02/13/26	3.85%	10,090,625	(3,796)
Services LLC
6-Month/5-Year Interest
Rate Swap
BNP Paribas	Pay	12 Month SOFR	Annual	3.85%	02/13/26	3.85%	10,090,625	(3,818)
6-Month/5-Year Interest
Rate Swap

See notes to financial statements.

102 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

OTC INTEREST RATE SWAPTIONS WRITTEN continued
	Floating	Floating					Swaption
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Put continued
BNP Paribas	Pay	12 Month SOFR	Annual	3.89%	02/20/26	3.89%	$10,090,625	$ (3,922)
6-Month/5-Year Interest
Rate Swap
Barclays Bank plc	Pay	12 Month SOFR	Annual	3.71%	08/19/26	3.71%	10,090,625	(14,533)
1-Year/2-Year Interest
Rate Swap
BNP Paribas	Pay	12 Month SOFR	Annual	3.71%	08/19/26	3.71%	10,090,625	(14,533)
1-Year/2-Year Interest
Rate Swap
BNP Paribas	Pay	12 Month SOFR	Annual	3.64%	08/13/26	3.64%	14,126,875	(23,567)
1-Year/2-Year Interest
Rate Swap
Morgan Stanley Capital	Pay	12 Month SOFR	Annual	3.64%	08/13/26	3.64%	14,126,875	(23,567)
Services LLC
1-Year/2-Year Interest
Rate Swap
The Toronto-Dominion Bank	Pay	12 Month SOFR	Annual	3.69%	08/14/26	3.69%	16,145,000	(24,141)
1-Year/2-Year Interest
Rate Swap
BNP Paribas	Pay	12 Month SOFR	Annual	3.69%	08/14/26	3.69%	16,145,000	(24,141)
1-Year/2-Year Interest
Rate Swap
								$(151,504)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2025, the total value of segregated securities was $449,659,586.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 103

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $706,247 (cost $3,909,475), or less than 0.1% of total net assets — See Note 12.
3	Special Purpose Acquisition Company (SPAC).
4	Affiliated issuer.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,007,783,125 (cost $1,035,254,551), or 43.4% of total net assets.
6	Rate indicated is the 7-day yield as of November 30, 2025.
7	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
8	Variable rate security. Rate indicated is the rate effective at November 30, 2025. The rate is linked to the volatility-adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.
9	Perpetual maturity.
10	Payment-in-kind security.
11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
12	Security is in default of interest and/or principal obligations.
13	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2025. See table below for additional step information for each security.
14	Security is an interest-only strip.
15	Rate indicated is the effective yield at the time of purchase.
16	Zero coupon rate security.
17	Security is a principal-only strip.
18	Swaptions - See additional disclosure in the swaptions table above for more information on swaptions.
BofA	— Bank of America
CAD	— Canadian Dollar
CDX.NA.HY.43.V1	(25-35%) — Credit Default Swap North American High Yield Series 43 Index Version 1
CDX.NA.IG.45.V1	— Credit Default Swap North American Investment Grade Series 45 Index Version 1
CME	— Chicago Mercantile Exchange
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
plc	— Public Limited Company
PPV	— Public-Private Venture
REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

104 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2025 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 16,135,499	$ 4,515,050	$ 19,184,193	$ 39,834,742
Preferred Stocks	40,491,537	57,485,211	11,360,072	109,336,820
Warrants	376	—	43	419
Rights	—	—	—*	—
Exchange-Traded Funds	72,955,914	—	—	72,955,914
Closed-End Mutual Funds	20,381,279	—	—	20,381,279
Money Market Funds	70,917,740	—	—	70,917,740
Private Fund	—	—	2,252,251	2,252,251
Corporate Bonds	—	790,282,066	83,398,943	873,681,009
Senior Floating Rate Interests	—	667,541,689	137,402,800	804,944,489
Asset-Backed Securities	—	305,230,532	115,643,492	420,874,024
Collateralized Mortgage Obligations	—	167,680,473	2,570,023	170,250,496
U.S. Government Securities	—	45,999,384	—	45,999,384
Senior Fixed Rate Interests	—	8,534,627	—	8,534,627
Foreign Government Debt	—	5,751,294	—	5,751,294
Municipal Bonds	—	397,513	—	397,513
Convertible Bonds	—	2,769,000	—	2,769,000
Options Purchased	799,144	76,084	—	875,228
Interest Rate Swaptions Purchased	—	1,582,124	—	1,582,124
Equity Futures Contracts**	10,933,589	—	—	10,933,589
Commodity Futures Contracts**	394,849	—	—	394,849
Credit Default Swap Agreements**	—	11,376	—	11,376
Forward Foreign Currency Exchange Contracts**	—	1,126,603	—	1,126,603
Equity Index Swap Agreements**	—	8,919,000	—	8,919,000
Credit Index Swap Agreements**	—	456,357	—	456,357
Total Assets	$ 233,009,927	$2,068,358,383	$371,811,817	$2,673,180,127
		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 7,852,536	$ 313,970	$ —	$ 8,166,506
Interest Rate Swaptions Written	—	776,962	—	776,962
Credit Default Swap Agreements**	—	552,813	—	552,813
Interest Rate Swap Agreements**	—	2,716,543	—	2,716,543
Forward Foreign Currency Exchange Contracts**	—	223,952	—	223,952
Equity Index Swap Agreements**	—	7,700	—	7,700
Unfunded Loan Commitments (Note 11)	—	—	444,133	444,133
Total Liabilities	$ 7,852,536	$ 4,591,940	$ 444,133	$ 12,888,609

* Security has a market value of $0.

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 105

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $276,808,866 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance at		Valuation	Unobservable	Input	Weighted
Category	November 30, 2025	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 60,102,427	Yield Analysis	Yield	4.3%-13.0%	6.8%
Asset-Backed Securities	48,955,107	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Asset-Backed Securities	6,585,958	Third Party Pricing	Trade Price	—	—
Collateralized Mortgage	2,570,023	Option adjusted spread off prior	Broker Quote	—	—
Obligations		month end broker quote
Common Stocks	18,088,852	Model Price	Purchase Price	—	—
Common Stocks	1,037,924	Enterprise Value	Valuation Multiple	2.6x-8.9x	5.9x
Common Stocks	57,417	Model Price	Liquidation Value	—	—
Corporate Bonds	30,573,715	Option adjusted spread off prior	Broker Quote	—	—
		month end broker quote
Corporate Bonds	29,366,070	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	23,459,155	Third Party Pricing	Trade Price	—	—
Corporate Bonds	3	Model Price	Purchase Price	—	—
Preferred Stocks	10,240,137	Yield Analysis	Yield	5.7%	—
Preferred Stocks	1,119,927	Model Price	Purchase Price	—	—
Preferred Stocks	8	Model Price	Liquidation Value	—	—
Private Fund	2,252,251	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	74,850,796	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	36,676,997	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	19,701,829	Yield Analysis	Yield	9.9%-15.2%	10.4%
Senior Floating Rate Interests	4,660,678	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,512,500	Third Party Pricing	Trade Price	—	—
Warrants	43	Model Price	Liquidation Value	—	—
Total Assets	$371,811,817
Liabilities:
Unfunded Loan Commitments	$ 444,133	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2025, the Fund had securities with a total value of $16,706,553 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $8,991,225 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

106 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

Summary of Fair Value Level 3 Activity
				Assets							Liabilities
				Senior							Unfunded
		Collateralized		Floating							Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred		Private	Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Rights	Fund	Assets	ments
Beginning
Balance	$ 90,573,389	$2,424,192 $ 53,762,177		$107,663,479	$44	$ 1,433,716	$11,414,217	$ 1 $1,926,365 $269,197,580			$(428,183)
Purchases/
(Receipts)	26,372,063	–	37,442,681	19,026,475	– 17,793,822		–	–	532,621	101,167,662	(568,522)
(Sales,
maturities and
paydowns)/
Fundings	(1,092,684)	(22,894) (10,061,950)		(5,454,026)	–	–	–	–	–	(16,631,554)	362,508
Amortization of
premiums/
discounts	4,347	2,484	(2,384)	233,838	–	–	–	–	–	238,285	–
Corporate actions	–	–	–	4,513,000	–	–	–	–	–	4,513,000	–
Total realized
gains (losses)
included in
earnings	–	–	1,826	(199,941)	–	(78)	–	–	–	(198,193)	509,346
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	4,220,340	166,241	2,256,593	(529,316)	(1)	(43,267)	(54,145)	(1)	(206,735)	5,809,709	(319,282)
Transfers into
Level 3	–	–	–	16,706,553	–	–	–	–	–	16,706,553	–
Transfers out of
Level 3	(4,433,963)	–	–	(4,557,262)	–	–	–	–	–	(8,991,225)	–
Ending Balance	$115,643,492	$2,570,023	$ 83,398,943	$137,402,800	$43	$19,184,193	$11,360,072	$ –	$2,252,251	$371,811,817	$(444,133)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3
securities still
held at
November 30,
2025	$ 4,884,333	$ 166,241	$ 2,266,787	$ (161,992)	$ (1)	$ (43,326)	$ (54,145)	$(1)	$ (206,735)	$ 6,851,161	$(286,249)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 107

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2025

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd., which are scheduled to decrease.

Coupon Rate at Next		Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19% due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
Mill City Securities Ltd. 2024-RS1, 4.00% due 11/01/69	7.00%	10/01/27	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

The Fund may invest in certain investment companies managed by GI. Additional information about the affiliated fund, including the most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended November 30, 2025, in which the company is an affiliated issuer, were as follows:

					Change in
					Unrealized
	Value			Realized	Appreciation	Value	Shares	Investment
Security Name	05/31/25	Additions	Reductions	Gain (Loss)	(Depreciation)	11/30/25	11/30/25	Income
Common Stocks
Accuride Corp *	$ 309	$ –	$–	$–	$ –	$ 309	3,087,395	$ –
Accuride Liquidating Trust *	–	–	–	–	–	–	190	–
BP Holdco LLC *	98,944	–	–	–	–	98,944	121,041	–

Closed-End Mutual Funds
Guggenheim Active
Allocation Fund	14,354,500	–	–	–	351,500	14,706,000	950,000	676,875

Senior Floating Rate Interests
Accuride Corp. 8.72%
(1 Month Term SOFR +
1.50%, Rate Floor: 1.50%)
due 3/7/2030	4,225,481	38,979	–	–	(39,554)	4,224,906	2,254,981	101,733
	$18,679,234	$38,979	$–	$–	$ 311,946	$19,030,159		$ 778,608
* Non-income producing security.

See notes to financial statements.

108 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2025

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,671,684,591)	$ 2,632,308,194
Investments in affiliated issuers, at value (cost $15,634,061)	19,030,159
Foreign currency, at value (cost $5,701,806)	5,740,729
Cash	15,372,277
Segregated cash due from broker	3,518,665
Unrealized appreciation on forward foreign currency exchange contracts	1,126,603
Unrealized appreciation on OTC swap agreements	9,375,357
Unamortized upfront premiums paid on interest rate swap agreements	648
Prepaid expenses	105,090
Receivables:
Investments sold	26,088,824
Interest	23,765,417
Fund shares sold	2,803,507
Variation margin on futures contracts	1,846,883
Dividends	238,049
Tax reclaims	22,499
Total assets	2,741,342,901
LIABILITIES:
Reverse repurchase agreements (Note 7)	276,808,866
Borrowings (Note 8)	3,900,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $709,556)	444,133
Options written, at value (premiums received $7,045,719)	8,943,468
Unamortized upfront premiums received on credit default swap agreements	3,775,043
Unrealized depreciation on forward foreign currency exchange contracts	223,952
Unrealized depreciation on OTC swap agreements	1,251,734
Interest and commitment fee due on borrowings	57,524
Segregated cash due to broker	2,273,968
Payable for:
Investments purchased	117,791,642
Investment advisory fees	2,090,780
Offering costs	1,474,352
Protection fees on credit default swap agreements	430,381
Professional fees	314,802
Variation margin on credit default swap agreements	40,111
Variation margin on interest rate swap agreements	22,362
Other liabilities	1,587,919
Total liabilities	421,431,037
NET ASSETS	$ 2,319,911,864
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 201,845,525 shares issued and outstanding	$ 2,018,455
Additional paid-in capital	2,494,925,457
Total distributable earnings (loss)	(177,032,048)
NET ASSETS	$ 2,319,911,864
Shares outstanding ($0.01 par value with unlimited amount authorized)	201,845,525
Net asset value	$ 11.49

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 109

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2025
For the Six Months Ended November 30, 2025

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers (net of foreign withholdings tax $36,296)	$ 83,835,198
Interest from securities of affiliated issuers	101,733
Dividends from securities of unaffiliated issuers	2,185,282
Dividends from securities of affiliated issuers	676,875
Total investment income	86,799,088
EXPENSES:
Investment advisory fees	12,246,725
Interest expense	6,911,152
Professional fees	546,582
Administration fees	142,130
Fund accounting fees	141,182
Printing fees	119,044
Trustees’ fees and expenses*	95,425
Custodian fees	89,125
Registration and filing fees	51,635
Insurance	36,379
Transfer agent fees	11,163
Miscellaneous	9,649
Total expenses	20,400,191
Less:
Expenses waived by adviser	(92,597)
Net expenses	20,307,594
Net investment income	66,491,494
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,775,290)
Swap agreements	(2,024,241)
Futures contracts	55,133,297
Options purchased	(3,535,447)
Options written	(2,696,599)
Forward foreign currency exchange contracts	(5,432,725)
Foreign currency transactions	(534,918)
Net realized gain	36,134,077
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	44,618,085
Investments in affiliated issuers	311,946
Swap agreements	9,683,301
Futures contracts	(8,936,611)
Options purchased	(534,792)
Options written	(3,262,545)
Forward foreign currency exchange contracts	4,672,790
Foreign currency translations	297,313
Net change in unrealized appreciation (depreciation)	46,849,487
Net realized and unrealized gain	82,983,564
Net increase in net assets resulting from operations	$ 149,475,058

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

110 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2025

	Six Months Ended
	November 30, 2025	Year Ended
	(Unaudited)	May 31, 2025
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 66,491,494	$ 127,973,333
Net realized gain (loss) on investments	36,134,077	(38,549,453)
Net change in unrealized appreciation (depreciation)
on investments	46,849,487	62,789,178
Net increase in net assets resulting from operations	149,475,058	152,213,058
DISTRIBUTIONS:
Distributions to shareholders	(204,425,730)	(109,237,042)
Return of capital	–*	(233,507,296)
Total distributions	(204,425,730)	(342,744,338)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	340,087,711	454,403,248
Reinvestments of distributions	26,247,381	42,146,998
Common shares offering cost charged to paid-in-capital	(288,386)	(822,156)
Net increase in net assets resulting from shareholder transactions	366,046,706	495,728,090
Net increase in net assets	311,096,034	305,196,810
NET ASSETS:
Beginning of period	2,008,815,830	1,703,619,020
End of period	$ 2,319,911,864	$ 2,008,815,830

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 111

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2025
For the Six Months Ended November 30, 2025

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 149,475,058
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	(44,930,031)
Net change in unrealized (appreciation) depreciation on swap agreements	(8,684,663)
Net change in unrealized (appreciation) depreciation on options purchased	534,792
Net change in unrealized (appreciation) depreciation on options written	3,262,545
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(4,672,790)
Net realized loss on investments	4,775,290
Net realized loss on options purchased	3,535,447
Net realized loss on options written	2,696,599
Purchase of long-term investments	(702,766,655)
Proceeds from sale of long-term investments	505,658,548
Net purchase of short-term investments	34,230,132
Net accretion of bond discount and amortization of bond premium	(8,674,285)
Corporate actions and other payments	3,780,007
Premiums received on options written	43,756,206
Cost of closing options written	(45,566,898)
Commitment fees received and repayments of unfunded commitments	206,014
Decrease in due from adviser	4,151
Decrease in unamortized upfront premiums paid on credit default swap agreements	362,091
Decrease in unamortized upfront premiums paid on interest rate swap agreements	136
Increase in interest receivable	(1,304,762)
Decrease in dividends receivable	968
Increase in investments sold receivable	(578,595)
Decrease in variation margin on credit default swap agreements receivable	5,633
Decrease in variation margin on interest rate swap agreements receivable	189,690
Increase in variation margin on futures contracts receivable	(1,846,883)
Decrease in prepaid expenses	19,282
Increase in tax reclaims receivable	(956)
Decrease in investments purchased payable	(4,151,289)
Decrease in interest and commitment fee due on borrowings	(270,991)
Decrease in professional fees payable	(62,023)
Increase in unamortized upfront premiums received on credit default swap agreements	2,477,238
Decrease in segregated cash due to broker	(334,539)
Increase in investment advisory fees payable	83,293
Increase in variation margin on credit default swap agreements payable	40,111
Increase in variation margin on interest rate swap agreements payable	22,362
Increase in protection fees on credit default swap agreements payable	368,229
Decrease in variation margin on futures contracts payable	(499,680)
Decrease in trustees’ fees and expenses payable*	(507)
Decrease in swap settlement payable	(469,697)
Increase in other liabilities	1,398,700
Net Cash Used in Operating Activities	$ (67,932,722)

See notes to financial statements.

112 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2025
For the Six Months Ended November 30, 2025

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (178,178,349)
Proceeds from the issuance of common shares	340,360,286
Payments made on borrowings	(45,800,000)
Proceeds from reverse repurchase agreements	965,468,805
Payments made on reverse repurchase agreements	(1,017,280,963)
Net Cash Provided by Financing Activities	64,569,779
Net decrease in cash	(3,362,943)
Cash at Beginning of Period (including foreign currency)**	27,994,614
Cash at End of Period (including foreign currency)***	$ 24,631,671
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 7,528,096
Supplemental Disclosure of Non Operating Financing Activity:
Dividend reinvestment	$ 26,247,381

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

** Includes $1,150,000 of segregated cash from broker for futures contracts and $798,148 of foreign currency.

*** Includes $3,518,665 of segregated cash from broker for derivatives and $5,740,729 of foreign currency.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 113

FINANCIAL HIGHLIGHTS	November 30, 2025

The information in this table for the fiscal years ended 2025, 2024, 2023, 2022 and 2021 is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund.

	Six Months Ended
	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2025	2024	2023	2022	2021
Per Share Data:
Net asset value, beginning of period	$ 11.43	$ 11.95	$ 12.34	$ 14.33	$ 17.05	$ 15.29
Income from investment operations:
Net investment income(a)	0.36	0.82	0.82	0.75	0.80	0.95
Net gain (loss) on investments (realized and unrealized)	0.79	0.85	0.98	(0.55)	(1.33)	3.00
Total from investment operations	1.15	1.67	1.80	0.20	(0.53)	3.95
Less distributions from:
Net investment income	(1.09)	(0.70)	(0.81)	(0.76)	(1.04)	(0.97)
Capital gains	—	—	(0.15)	(0.18)	(0.19)	—
Return of capital	—	(1.49)	(1.23)	(1.25)	(0.96)	(1.22)
Total distributions to shareholders	(1.09)	(2.19)	(2.19)	(2.19)	(2.19)	(2.19)
Net asset value, end of period	$ 11.49	$ 11.43	$ 11.95	$ 12.34	$ 14.33	$ 17.05
Market value, end of period	$ 12.43	$ 14.73	$ 14.68	$ 15.69	$ 17.92	$ 20.90
Total Return(b)
Net asset value	10.63%	15.09%	15.72%	2.09%(f)	(3.99%)	27.20%
Market value	(8.55%)	16.48%	9.77%	0.80%	(3.48%)	45.59%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 2,319,912	$ 2,008,816	$ 1,703,619	$ 1,473,694	$ 1,492,615	$ 878,041
Ratio to average net assets of:
Net investment income, including interest expense	6.15%	6.95%	6.79%	5.81%	4.75%	5.72%
Total expenses, including interest expense(c)(d)	1.89%	2.40%	2.90%	2.88%	1.83%	1.83%
Portfolio turnover rate	21%	25%	30%	26%	47%	64%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(g)	$ 280,709	$ 378,321	$ 361,456	$ 343,500	$ 128,000	$ 38,501
Asset Coverage per $1,000 of indebtedness(e)	$ 9,264	$ 6,310	$ 5,713	$ 5,290	$ 12,661	$ 23,806

See notes to financial statements.

114 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2025

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$ 17.91	$ 19.12	$ 19.78	$ 17.50	$ 19.61
Income from investment operations:
Net investment income(a)	0.89	0.97	1.23	1.61	1.40
Net gain (loss) on investments (realized and unrealized)	(1.32)	0.01	0.30	2.86	(1.33)
Total from investment operations	(0.43)	0.98	1.53	4.47	0.07
Less distributions from:
Net investment income	(0.86)	(1.12)	(2.01)	(2.18)	(1.82)
Capital gains	—	(0.16)	(0.18)	(0.01)	(0.36)
Return of capital	(1.33)	(0.91)	—	—	—
Total distributions to shareholders	(2.19)	(2.19)	(2.19)	(2.19)	(2.18)
Net asset value, end of period	15.29	17.91	19.12	19.78	17.50
Market value, end of period	$ 16.20	$ 19.96	$ 21.29	$ 20.94	$ 17.61
Total Return(b)
Net asset value	(2.79%)	5.43%	8.02%	26.76%	0.80%
Market value	(7.96%)	4.94%	13.31%	33.33%	(6.07%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 648,892	$ 641,825	$ 530,250	$ 410,465	$ 310,246
Ratio to average net assets of:
Net investment income, including interest expense	5.29%	5.26%	6.27%	8.55%	7.79%
Total expenses, including interest expense(c)(d)	1.21%	1.17%	1.52%	2.35%	2.38%
Portfolio turnover rate	41%	38%	48%	41%	116%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$ 19,300	N/A	N/A	$ 16,705	$ 9,355
Asset coverage per $1,000 of indebtedness(e)	$ 34,621	N/A	N/A	$ 25,571	$ 34,164

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 115

FINANCIAL HIGHLIGHTS continued November 30, 2025

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, for the period ended November 30, 2025 and years ended May 31, the expense ratios would increase by:

November 30,
2025
(Unaudited)(h)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
0.01%	0.05%	0.07%	0.07%	0.06%	0.06%	0.09%	0.08%	0.00%*	0.00%*	0.00%*

(d)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2025 and the years ended May 31, would be:

November 30,
2025
(Unaudited)(h)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
1.24%	1.32%	1.39%	1.44%	1.51%	1.55%	1.17%	1.15%	1.33%	1.62%	1.74%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the period ended November 30, 2025 and the years ended May 31, 2025, May 31, 2024 and May 31, 2023, Asset Coverage is calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(f)	The net increase from the payment by the Adviser totaling $216,351 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(g)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.
(h)	Annualized.
*	Less than 0.01%.

See notes to financial statements.

116 l GOF lGUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2025

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Fund’s securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Funds seek to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews

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the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or deemed unreliable by the Adviser, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of the New York Stock Exchange (“NYSE”), on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as

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the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Fund invests in loans or asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments that are fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

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Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Fund determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Fund may also use third-party service providers to model certain securities to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available.

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Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, (iii) the bank’s certificate of deposit rate, or (iv) the Secured Overnight Financing Rate (“SOFR”). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new restructured or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite

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obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded for financial reporting purposes as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and

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profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to cash received by the Fund for reverse repurchase agreements and collateral received by the Fund for forward foreign currency exchange contracts and options. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due to broker. At November 30, 2025, there was $2,273,968 of Segregated cash due to broker. A portion of the Fund’s cash has been pledged as collateral for swap agreements and futures contracts. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due from broker. At November 30, 2025, there was $3,518,665 of Segregated cash due from broker.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(j) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference asset or obligation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(k) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations

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and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(m) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves

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while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

To the extent the Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$19,355,357,447	$213,999,026

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The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation, Income	$19,992,663,815	$180,792,601

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed upon amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

		Average Notional Amount
Use	Long	Short
Duration, Hedge, Index exposure, Speculation	$351,308,603	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect

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to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Use	Long	Short
Hedge, Income, Speculation	$76,413,114	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration	$143,900,000	$24,060,000

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

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and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Hedge, Index exposure, Speculation, Income	$—	$46,195,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to seek to hedge or manage exposure to foreign currency risks with portfolio investments or to seek to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased	Sold
Hedge	$454,105	$323,347,732

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2025:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Foreign exchange/Interest rate option contracts	Investment in unaffiliated	Options written, at value
issuers, at value
Currency forward contracts	Unrealized appreciation on	Unrealized depreciation on
	forward foreign currency	forward foreign currency
	exchange contracts	exchange contracts
Credit/Equity/Interest rate swap agreements	—	Unamortized upfront
premiums received on credit
default swap agreements
	Unrealized appreciation on	Unrealized depreciation
	OTC swap agreements	on OTC swap agreements
	Unamortized upfront premiums	—
paid on interest rate swap agreements
	—	Variation margin on credit
default swap agreements
	—	Variation margin on interest
rate swap agreements
Equity/Commodity futures contracts	Variation margin on	—
futures contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2025:

Asset Derivative Investments Value

Options
						Options	Purchased	Options	Forward
		Swaps			Options	Written	Foreign	Purchased	Foreign	Total
Futures	Swaps	Interest	Futures	Swaps	Written	Interest	Currency	Interest	Currency	Value at
Equity	Equity	Rate	Commodity	Credit	Equity	Rate	Exchange	Rate	Exchange	November
Risk*	Risk	Risk	Risk*	Risk	Risk	Risk	Risk	Risk	Risk	30, 2025
$10,933,589	$8,919,000	$—	$394,849	$467,733	$—	$—	$76,084	$2,381,268	$1,126,603	$24,299,126

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Liability Derivative Investments Value

Options
						Options	Purchased	Options	Forward
		Swaps			Options	Written	Foreign	Purchased	Foreign	Total
Futures	Swaps	Interest	Futures	Swaps	Written	Interest	Currency	Interest	Currency	Value at
Equity	Equity	Rate	Commodity	Credit	Equity	Rate	Exchange	Rate	Exchange	November
Risk*	Risk	Risk	Risk*	Risk	Risk	Risk	Risk	Risk	Risk	30, 2025
$—	$7,700	$2,716,543	$—	$552,813	$7,760,125	$1,183,343	$—	$—	$223,952	$12,444,476

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2025:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit/Equity/Interest rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements
Equity/Foreign exchange/ Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written
Equity/Commodity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2025:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
		Futures	Swaps			Options	Options
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Purchased
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Equity
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk
$53,064,345	$(1,132,473)	$237,943	$(1,229,812)	$1,831,009	$338,044	$(3,470,208)	$(1,400,670)
Options	Options	Options	Options			Forward
Written	Purchased	Purchased	Written	Options	Options	Foreign
Interest	Interest	Foreign	Foreign	Purchased	Written	Currency
Rate	Rate	Exchange	Exchange	Commodity	Commodity	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$583,759	$(775,040)	$(1,248,987)	$111,964	$(110,750)	$77,886	$(5,432,725)	$41,444,285

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Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
		Futures	Swaps			Options	Options
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Purchased
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Equity
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk
$(8,968,003)	$9,392,301	$(191,359)	$725,308	$222,751	$(434,308)	$(4,347,914)	$(59,213)
Options	Options	Options	Options			Forward
Written	Purchased	Purchased	Written	Options	Options	Foreign
Interest	Interest	Foreign	Foreign	Purchased	Written	Currency
Rate	Rate	Exchange	Exchange	Commodity	Commodity	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$1,093,320	$(466,125)	$(9,454)	$(7,951)	$—	$—	$4,672,790	$1,622,143

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with

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investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 –Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by

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such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Options
purchased	$ 1,658,208	$ —	$ 1,658,208	$ (1,167,803)	$ (416,249)	$ 74,156
Credit index
swap
agreements	456,357	—	456,357	—	—	456,357
Swap equity
agreements	8,919,000	—	8,919,000	(6,118,810)	—	2,800,190
Forward foreign
currency
exchange
contracts	1,126,603	—	1,126,603	(4,129)	(1,122,474)	—

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			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
Amounts of		Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Credit default swap
agreements	$ 537,874	$ —	$ 537,874	$ (537,874)	$ —	$ —
Interest rate
swap
agreements	706,160	—	706,160	(706,160)	—	—
Swap equity
agreements	7,700	—	7,700	(7,700)	—	—
Options written	1,090,932	—	1,090,932	(1,027,379)	—	63,553
Forward foreign
currency exchange
contracts	223,952	—	223,952	(194,853)	—	29,099
Reverse repurchase
agreements	276,808,866	—	276,808,866	(276,808,866)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative or other investments as of November 30, 2025.

Counterparty	Asset Type	Cash Pledged	Cash Received
BNP Paribas	Options	$ —	$ 540,000
BofA Securities, Inc.	Credit default swap agreements	2,900,162	—
BofA Securities, Inc.	Futures contracts	600,000	—
BofA Securities, Inc.	Interest rate swap agreements	18,503	—
Goldman Sachs & Co. LLC	Reverse repurchase agreements	—	143,968
Nomura Group	Forward foreign currency exchange contracts	—	1,440,000
The Toronto-Dominion Bank	Swaptions	—	150,000
		$ 3,518,665	$ 2,273,968

Note 5 –Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to

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purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.50% of the Fund’s average daily Managed Assets, less 0.50% of the Fund’s average daily assets attributable to any investments by the Fund in Affiliated Investment Funds.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund (other than assets attributable to any investments by the Fund in Affiliated Investment Funds), including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. “Affiliated Investment Funds” means investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles, advised or managed by the Fund’s investment Sub-Adviser or any of its affiliates.

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the Fund level without regard to any expense cap, if any, in effect for the Fund. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2025, the Adviser waived fees in the amount of $92,597 related to investments by the Fund in such funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

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Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Fund’s investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

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Note 7 –Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2025, the average daily balance for which reverse repurchase agreements were outstanding amounted to $281,477,666. The weighted average interest rate was 4.50%. As of November 30, 2025, there was $276,808,866 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2025, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date	Face Value
BofA Securities, Inc.	3.90% - 4.14%*	Open Maturity	$ 34,274,387
Citigroup Global Markets, Inc.	4.27% (U.S. Secured	01/12/26	40,195,546
	Overnight Financing
	Rate + 0.22%)**
Citigroup Global Markets, Inc.	4.05%*	Open Maturity	6,845,409
Goldman Sachs & Co. LLC	(0.50)% - 3.95%*	Open Maturity	25,447,656
J.P. Morgan Securities LLC	4.00%*	Open Maturity	4,028,110
Natixis Securities Americas LLC	4.05% - 4.14%*	Open Maturity	72,801,829
Societe Generale	4.03% - 4.11%*	Open Maturity	15,327,190
TD Securities (USA) LLC	4.05% - 4.35%*	Open Maturity	67,827,698
TD Securities (USA) LLC	4.25% (U.S. Secured	01/12/26	10,061,041
	Overnight Financing
	Rate + 0.20%)**
			$ 276,808,866

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2025.

** Variable rate security. Rate indicated is the rate effective at November 30, 2025.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2025, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
Asset Type	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$189,902,988	$–	$20,267,389	$–	$210,170,377
Federal Agency Notes	–	–	10,061,041	–	10,061,041
Mortgage-Backed Securities	51,272,296	–	5,305,152	–	56,577,448
Total reverse repurchase
agreements	$241,175,284	$–	$35,633,582	$–	$276,808,866
Gross amount of recognized
liabilities for reverse
repurchase agreements	$241,175,284	$–	$35,633,582	$–	$276,808,866

Note 8 – Borrowings

The Fund had entered into a $400,000,000 credit facility agreement, with the right to request an increase to $800,000,000, with BNP Paribas whereby BNP Paribas has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to BNP Paribas. On June 7, 2024, the terms of the Fund’s credit facility agreement were amended to reduce the maximum amount available to borrow from $400,000,000 to $150,000,000. The maximum amount available to borrow under the Fund’s credit facility may change from time to time pursuant to the terms of the credit facility agreement. Under the most recent amended terms, the interest rate on the amount borrowed is based on the Secured Overnight Financing Rate (“SOFR”) plus 0.35% to 0.85% depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of November 30, 2025, there was $3,900,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2025 was $6,402,732 with a related average interest rate of 5.02%. The maximum amount outstanding during the period was $49,700,000. As of November 30, 2025, the total value of securities segregated and pledged as collateral in connection with borrowings was $143,816,561.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

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There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

At November 30, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$2,680,432,876	$92,665,620	$(112,362,845)	$(19,697,225)

140 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

As of May 31, 2025, (the most recent fiscal year end for U.S. federal tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated	Other
Ordinary	Long-Term	Appreciation	Capital and	Temporary
Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
$ —	$ —	$(97,501,302)	$(24,580,074)	$ —	$(122,081,376)

For the year ended May 31, 2025, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$109,237,042	$—	$233,507,296	$342,744,338

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2025, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$702,766,655	$494,020,533

For the period ended November 30, 2025, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$—	$11,638,015

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended November 30, 2025, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2025. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2025, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $305,843,025.

The unfunded loan commitments as of November 30, 2025 were as follows:

Borrower	Maturity Date	Face Amount*	Value
Aegion Corp.	05/17/28	155,844	$ –
Alteryx, Inc.	02/08/31	461,111	–
Awayday	05/01/32	3,972,222	39,722
Care BidCo	05/04/28	EUR 1,000,000	37,543
Cliffwater LLC	03/19/32	640,000	1,964
Datix Bidco Ltd.	04/25/31	2,125,000	93,029
Duravant, LLC	11/22/32	191,591	479
GrafTech Finance, Inc.	11/04/29	986,089	–
Hanger, Inc.	10/23/31	455,703	–
Higginbotham Insurance Agency, Inc.	11/24/28	160,421	910
Hobbs & Associates LLC	07/23/31	941,667	–
Integrated Power Services Holdings, Inc.	11/22/28	451,302	962
Kerridge Commercial Systems Group Ltd.	09/07/30	2,500,000	42,752
Kroll, Inc.	09/13/32	500,000	1,894
Liquid Tech Solutions Holdings LLC	10/03/32	301,858	–
MB2 Dental Solutions LLC	02/13/31	1,409,212	32,104
Merative	09/17/32	571,795	–
Oil Changer Holding Corp.	02/08/27	201,877	–
Orsini Bidco BV	10/21/32	298,039	1,297
Polaris Newco LLC	06/04/26	1,053,728	56,701
Powergrid Services LLC	03/31/30	2,416,617	117,725
PT Intermediate Holdings III LLC	04/09/30	55.560	101
Secretariat Advisors LLC	02/21/32	188,172	–
SHO Holding I Corp.	06/30/29	295,159	16,950
			$ 444,133
* The face amount is denominated in U.S. dollars unless otherwise indicated.
EUR – Euro

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd. due 12/31/21[1]	10/01/15	$ 504,832	$ –
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46	08/09/19	253,114	235,444
Endo Luxembourg Finance Co I SARL /
Endo US, Inc.*	04/23/24	19,970	335
Endo Luxembourg Finance Co I SARL /
Endo US, Inc.*	04/23/24	11,343	190
Exide Technologies
11.00% due 10/31/24[1]	10/27/20	–	2
Exide Technologies
11.00% due 10/31/24[1]	07/02/19	266,406	1
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	2,341,590	6,670
Nassau LLC
2019-1, 3.98% due 08/15/34	08/16/19	512,220	463,605
		$ 3,909,475	$ 706,247

* Non-income producing security.

1 Security is in default of interest and/or principal obligations.

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 201,845,525 shares issued and outstanding as of November 30, 2025.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2025	May 31, 2025
Beginning shares	175,777,487	142,615,463
Shares issued through at-the-market offering	24,117,710	30,263,740
Shares issued through dividend reinvestment	1,950,328	2,898,284
Ending shares	201,845,525	175,777,487

On September 20, 2021, the Fund filed a shelf registration allowing for the delayed or continuous offering of up to $700,000,000 of common shares. The Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) on September 16, 2021, as amended, to offer and sell common shares having an aggregated initial offering price of up to $374,537,331, from time to time, through Cantor Fitzgerald as agent for the Fund. On March 24, 2023, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald to offer and sell common shares having an aggregated initial offering price of up to $330,024,727, from time to time, through Cantor Fitzgerald as agent for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

On May 3, 2024, the Fund filed a shelf registration allowing for the delayed or continuous offering of additional shares. The shelf registration statement allowed for the issuance of up to $850,000,000 of common shares. The Fund entered into an at-the-market sales agreement with Cantor Fitzgerald on May 3, 2024, as amended, to offer and sell common shares having an aggregated initial offering price of up to $850,000,000, from time to time, through Cantor Fitzgerald as agent for the Fund.

On November 21, 2025, the Fund’s current shelf registration statement allowing for the delayed or continuous offering of additional shares became effective. The shelf registration statement allows for up to $1,000,000,000 of common shares. The Fund entered into an at-the-market sales agreement with Cantor Fitzgerald on November 21, 2025, as amended, to offer and sell common shares having an aggregated initial offering price of up to $1,000,000,000, from time to time, through Cantor Fitzgerald as agent for the Fund.

As of November 30, 2025, up to $1,021,998,868 of common shares remained available under the at-the-market sales agreement. For the period ended November 30, 2025, the Fund paid $283,168 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

The foregoing offering supports the Fund’s asset level and if the Fund does not conduct such offering, it may not be able to maintain historical distribution levels for extended periods of time. There is no guarantee that the Fund will sell all of the common shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Fund may be unable to sell its common shares under its shelf registration statement.

Note 14 – Segment Reporting

Pursuant to FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) –Improvements to Reportable Segment Disclosures (“ASU 2023-07”), an operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Trust, subject to the oversight and supervision of the Board, serve as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Trust’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

Fund’s Schedule of Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Fund’s Statement of Operations.

Note 15 – Recent Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (the “2023 ASU”) which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. Included within the new disclosure requirements, among other amendments, is an expanded rate reconciliation and disaggregation of income taxes paid. In this reporting period, the Fund adopted the 2023 ASU. Adoption of the new standard will impact annual financial statement disclosures only and not affect the Fund’s financial position or the results of its operations.

Note 16 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2025

the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 17 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements except as noted below.

On December 15, 2025, BNY replaced MUIS as administrator and fund accounting agent to the Fund. Pursuant to a Fund Accounting and Administration Agreement with the Fund, as may be amended and/or restated from time to time, BNY performs administrative functions and bookkeeping, accounting and pricing functions for the Fund. For these services, BNY receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund, subject to a minimum fee per year. The Fund also reimburses BNY for certain out-of-pocket expenses.

146 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2025

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2026, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2025.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classifica -tion System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	November 30, 2025

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes****	Trustee and	Since 2007	Current: Private Investor (2001-present).	127	Current: Advent Convertible and
(1951)	Chair of the	(Trustee)			Income Fund (2005-present); Purpose
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Transparent Value Trust (4)
		Oversight			(2015-April 2025); Guggenheim Energy
		Committee)			& Income Fund (2015-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Retired.	126	Current: Global X Venture Fund
(1959)					(May 2025-present); Hunt Companies,
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm)		Inc. (2019-present); Mutual Fund
			(2013-2023); Senior Leader, TIAA (financial services firm) (1987-2012).		Directors Forum (2022-present);
Bowhead Specialty Holdings Inc.
(2024-present).

Former: Transparent Value Trust (4)
(2019-April 2025); Bowhead Insurance
GP, LLC (2020-2024); Guggenheim
Energy & Income Fund (2019-
2023); Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).

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OTHER INFORMATION (Unaudited) continued	November 30, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment	126	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	adviser) (1996-present); Chief Executive Officer, Lydon Media		(GROW) (1995-present); 2023 ETF
	Contracts	Since 2020	(2016-present).		Series Trust (12) (2023-present).
	Review	(Chair of the
	Committee	Contracts
		Review	Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX		Former: 2023 ETF Series Trust II (6)
		Committee)	Group (financial advisor content, research, index and digital distribution		(2023-October 2025); Transparent Value
			provider) (2022-2024); Chief Executive Officer, ETF Flows, LLC (financial advisor		Trust (4) (2019-April 2025);
			education and research provider) (2019-2023); Director, GDX Index Partners,		Guggenheim Energy & Income
			LLC (index provider) (2021-2023).		Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2007	Current: Of Counsel (formerly Partner), Momkus LLP (law firm)	127	Current: Advent Convertible and
(1953)	Chair of the		(2016-present).		Income Fund (2003-present).
Nominating and
	Governance		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive		Former: Transparent Value Trust (4)
	Committee		Vice President, General Counsel, and Corporate Secretary, Van Kampen		(2019-April 2025); PPM Funds (2)
			Investments (1982-1999).		(2018-2024); Endeavor Health (2012-
2024); Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).

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OTHER INFORMATION (Unaudited) continued	November 30, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	126	Current: SPDR Series Trust (86)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (25) (2018-present); SSGA
	Committee	(Chair of the	Mortenson-Companies, Inc. (construction and real estate development		Active Trust (35) (2018-present).
		Audit	company) (2007-2017).
		Committee)			Former: Transparent Value Trust (4)
(2019-April 2025); Guggenheim Energy
& Income Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); SSGA Master Trust (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council,	126	Former: Transparent Value Trust (4)
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of		(2015-April 2025); Guggenheim Energy
	Board and		Governors, Investment Company Institute (2018-present).		& Income Fund (2015-2023); Fiduciary/
	Chair of the				Claymore Energy Infrastructure Fund
	Executive		Former: Member, Executive Committee, Independent Directors Council		(2004-2022); Guggenheim Enhanced
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Equity Income Fund (2005-2021);
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Guggenheim Credit Allocation Fund
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		(2013-2021).
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(registered broker dealer) (1982-1999).

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OTHER INFORMATION (Unaudited) continued	November 30, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee*****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Transparent Value Trust (4)
(1961)	President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		(2018-April 2025); Guggenheim Energy
	and Chief	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex		& Income Fund (2018-2023); Fiduciary/
	Legal Officer	(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments		Claymore Energy Infrastructure Fund
		Officer) Since	(2012-present).		(2018-2022); Guggenheim Enhanced
		2012 (Vice			Equity Income Fund (2018-2021);
		President)	Former: President and/or Chief Executive Officer, certain other funds in the		Guggenheim Credit Allocation Fund
			Fund Complex (2017-2019); Vice President, Associate General Counsel and		(2018-2021).
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.
-	Mr. Barnes and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2027.
-	Messrs. Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2026.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible and Income Fund.
****	Under the Fund’s Independent Trustees Retirement Policy, Mr. Barnes is expected to retire in 2026.
*****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

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OTHER INFORMATION (Unaudited) continued	November 30, 2025

Officers

The Officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Investments (2022-present); President and Chief
(1972)	and Chief		Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing
	Executive		Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Chief Executive Officer, Guggenheim
	Officer		Investments Private Credit Income Fund (2025-present).

Former: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (2024-August 2025); Senior Managing Director and
Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US
Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American
Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer,
(1972)	Financial		certain other funds in the Fund Complex (2022-present).
Officer,
	Chief		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Accounting		Investments, Inc. (1996-2004).
Officer and
Treasurer
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex
(1969)	Treasurer		(2016-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

152 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2025

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1968)	Compliance		Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).
Officer
Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager,
Guggenheim Distributors, LLC (2004-2014).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors
(North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund
Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 153

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2025

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the

154 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2025

market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 155

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FUND INFORMATION	November 30, 2025

Board of Trustees	Investment Adviser

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* This Trustee is an “interested person”

(as defined in Section 2(a)(19) of the

1940 Act) (“Interested Trustee”) of the

Fund because of her affiliation with

Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Elisabeth Miller

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Guggenheim Funds Investment

Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment

Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

The Bank of New York Mellon

New York, NY

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

158 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT

FUND INFORMATION continued	November 30, 2025

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Fund's Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMI-ANNUAL REPORT l 159

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/26)

CEF-GOF-SAR-1125

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer (Principal Executive Officer)

Date: February 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer (Principal Executive Officer)

Date: February 3, 2026

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Financial and Accounting Officer)

Date: February 3, 2026